TURNER FUNDS

                                                                   ANNUAL REPORT

                                                              September 30, 2005




                                  GROWTH FUNDS
--------------------------------------------------------------------------------
                          Turner Large Cap Growth Fund
                            Turner Core Growth Fund
                          Turner Strategic Growth Fund
                           Turner Midcap Growth Fund
                          Turner Small Cap Growth Fund
                          Turner Micro Cap Growth Fund


                                   CORE FUNDS
--------------------------------------------------------------------------------
                          Turner Small Cap Equity Fund


                             SECTOR/SPECIALTY FUNDS
--------------------------------------------------------------------------------
                             Turner Technology Fund
                        Turner Concentrated Growth Fund
                           Turner New Enterprise Fund

                                  [BLANK PAGE]

       CONTENTS


   2   Letter to Shareholders

   6   Total returns of Turner Funds

   8   Investment review:
       Turner Large Cap Growth Fund

   9   Investment review:
       Turner Core Growth Fund

  10   Investment review:
       Turner Strategic Growth Fund

  11   Investment review:
       Turner Midcap Growth Fund

  12   Investment review:
       Turner Small Cap Growth Fund

  13   Investment review:
       Turner Micro Cap Growth Fund

  14   Investment review:
       Turner Small Cap Equity Fund

  15   Investment review:
       Turner Technology Fund

  16   Investment review:
       Turner Concentrated Growth Fund

  17   Investment review:
       Turner New Enterprise Fund

  18   Financial Statements

  68   Notes to Financial Statements

  73   Report of Independent Registered Public Accounting Firm

  74   Board of Trustees Considerations in Approving the Advisory Agreement

  75   Notice to Shareholders

  76   Trustees and Officers of the Trust

  77   Disclosure of Fund Expenses



TURNER FUNDS
As of September 30, 2005 the Turner Funds offered a series of ten mutual funds to individual and institutional investors. Except for the Turner Core Growth Fund, Class I, which is for institutional investors only and requires a $250,000 minimum initial investment, the minimum initial investment in a Turner Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts.

Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser for the Funds (other than the Turner Small Cap Equity Fund.) Turner Investment Partners, Inc., founded in 1990, invests approximately $17 billion in equity portfolios on behalf of individuals and institutions. Turner Investment Management, LLC, an affiliate of Turner Investment Partners, Inc., serves as the investment adviser for the Turner Small Cap Equity Fund.

SHAREHOLDER SERVICES
Turner Funds shareholders receive annual and semiannual reports, quarterly account statements and a quarterly newsletter. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312, visit our website, www.turnerinvestments.com, or they may write to Turner Funds, P.O. Box 219805, Kansas City, Missouri 64121-9805.

                                               TURNER FUNDS 2005 ANNUAL REPORT 1

LETTER TO SHAREHOLDERS


TO OUR SHAREHOLDERS

If brevity is the soul of wit, it also is the essence of good news. IT'S A BABY GIRL. CONGRATULATIONS, YOU'RE PROMOTED. HONEY, WE WON THE SUPER LOTTO.

So, to get to the brief and happy point: the stock market rose smartly for the 12-month period ended September 30, 2005, and most of our stock funds rose even more.

Specifically, all 10 of our growth, core, and sector/specialty funds recorded double-digit gains. And eight of the 10 handily beat their benchmarks, by margins of 2.25 percentage points or more.

THE STOCK MARKET STALLED AT TIMES

However, the stock market in which our funds produced those results didn't rise with the steady consistency of an elevator throughout the period. In fact, at times the market resembled a STALLED elevator; the market surged robustly in the first three months of the period and recorded a gain in the final three months, sandwiched between a lackluster six-month stretch. For the entire 12-month period, the S&P 500 Index was up 12.25%, an above-average result by historical standards. But if you subtract the results of the three months at both the beginning and end of the period, the S&P 500 Index would have actually been DOWN 0.81%.

As is often the case, the market gave investors inclined to wring their hands over negative economic buzz plenty of reasons to fret. A hoary Wall Street cliche is that stocks climb a wall of worry. If so, the wall of worry in the past 12 months was composed of many stones: energy prices hit record highs, Hurricanes Rita and Katrina pounded the Gulf Coast states to further impair tight energy supplies, the inflation rate accelerated, the economy slowed, consumer spending weakened, terrorist attacks were waged in London and Egypt, the budget and trade deficits swelled, and the Federal Reserve hiked short-term interest rates eight times.

In our judgment, the market was able to scale that wall of worry mainly because of a dazzling show of earnings growth. Corporate America has gone on a profit tear the likes of which hasn't been seen in modern times. If the companies in the S&P 500 Index report earnings increases of at least 10% for the third quarter over the same period last year, it will mark the 14th consecutive quarter of double-digit earnings growth -- a record that may be akin to Joe DiMaggio's fabled 56-game hitting streak in baseball in 1941. This remarkable earnings streak can be attributed to technology-inspired improvements in productivity, the health of the global economy, relatively low interest rates, good old-fashioned American management acumen, innovation and cost-cutting.

WE EXPLOITED THE SWEET SPOT

Our own 10 stock funds exploited the earnings bounty during the period. Many of them had at least some holdings in mid-cap stocks, in what we call the market's "sweet spot" -- the market-capitalization segment between $2 billion and $10 billion that offers especially high return potential because the companies in that segment are in the prime of their growth cycle. Indeed, during the period, mid-cap stocks performed better than large and small stocks did. The Russell Midcap Index gained 25.10%, compared with the large-cap Russell 1000 Index's 14.26% return and the small-cap Russell 2000 Index's 17.95% advance. Accordingly, the funds that had at least some representation in mid-cap stocks -- the Turner Core Growth Fund, the Turner Midcap Growth Fund, the Turner Technology Fund, the Turner Concentrated Growth Fund, and the Turner New Enterprise Fund -- generated superior returns.

Overall, our funds by and large benefited from good stock selection and overweighted positions in the best-performing stocks -- the stocks in which we tended to have the most conviction. For instance, if a stock we strongly favored had a 0.70% weighting in the index, we tended to have a position in it of 0.75% or more in a fund.

Here are the returns for each of our funds, net of fees and expenses, and their benchmarks in the past 12 months:

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL (800) 224-6312 OR VISIT OUR WEBSITE AT WWW.TURNERINVESTMENTS.COM FOR MOST RECENT MONTH-END PERFORMANCE INFORMATION.

--------------------------------------------------------------------------------
TOTAL RETURNS
12-month period ended September 30, 2005

GROWTH FUNDS
TURNER LARGE CAP GROWTH FUND                          12.09%
Russell Top 200 Growth Index                           7.78
Russell 1000 Growth Index                             11.60

TURNER CORE GROWTH FUND, CLASS I                      23.64
Russell 1000 Growth Index                             11.60
S&P 500 Index                                         12.25

TURNER STRATEGIC GROWTH FUND                          18.22
Russell Top 200 Growth Index                           7.78
Russell 1000 Growth Index                             11.60
S&P 500 Index                                         12.25

2 TURNER FUNDS 2005 ANNUAL REPORT

                                                              September 30, 2005


TURNER MIDCAP GROWTH FUND, CLASS I                    25.73%
Russell Midcap Growth Index                           23.48

TURNER SMALL CAP GROWTH FUND                          15.71
Russell 2000 Growth Index                             17.97

TURNER MICRO CAP GROWTH FUND                          27.90
Russell 2000 Growth Index                             17.97

CORE FUND
TURNER SMALL CAP EQUITY FUND                          15.37
Russell 2000 Index                                    17.95

SECTOR/SPECIALTY FUNDS
TURNER TECHNOLOGY FUND                                18.74
Pacific Stock Exchange
   Technology 100 Index                               20.80
Goldman Sachs Technology
   Composite Index                                    13.83

TURNER CONCENTRATED GROWTH FUND                       21.99
S&P 500 Index                                         12.25
Nasdaq 100 Index                                      13.81

TURNER NEW ENTERPRISE FUND                            29.65
Nasdaq Composite Index                                14.19
--------------------------------------------------------------------------------

For more details on the performance of all 10 of our funds, please see the INVESTMENT REVIEW beginning on page 8.

The big question now is, with energy prices high and with the Federal Reserve signaling its intent to continue raising interest rates through the end of the year, is there still life in the aging bull market that began in October 2002? The conventional wisdom is that the sizable increases in energy prices are now rippling through the economy, causing an acceleration in the inflation rate and diminishing profits and consumer spending -- and the stock market's return potential.

WE ANTICIPATE AN EARNINGS-DRIVEN RALLY

But we think a reasonable case can be made that the current rising wave of inflation may be cresting, that any inflationary influences going forward will be tempered by modest increases in the nation's money supply and wages. If energy prices stabilize (even at their high current levels) and if the Federal Reserve shows even a hint that it's nearing the end of the tightening cycle, we think stocks may rally over the next six to 12 months, propelled by a slowing but still-satisfactory rate of earnings growth. However, if earnings are disappointing and corporate earnings guidance becomes increasingly negative, we believe the probability of a rally materializing would be nearly as thin as a threadbare linen shirt.

About the earnings outlook, we remain cautious optimists. According to a study by Morgan Stanley, more than 80% of the price appreciation in this bull market has come from growth in earnings, not from an expansion of price/earnings ratios. (Historically, about 70% of a bull market's gains have come from expanding P/E ratios.) In short, this bull market has been driven largely by earnings growth. And we anticipate that earnings growth will continue to be a positive market catalyst. Wall Street analysts, who are often accused of over-optimism about companies' profitability but whose projections in recent years have actually proven conservative, expect the companies in the S&P 500 Index to report a 14.2% increase in earnings per share over the next 12 months, notes I/B/E/S International.

Here are three additional reasons, among others, why we think stocks may go up:

o The valuations of stocks are reasonable and are downright attractive relative to those of other asset classes, especially bonds. As of September 30, 2005, the earnings yield of the S&P 500 Index is 5.30%, versus a yield of 4.32% for the 10-year Treasury bond.

o Historically stocks have typically done well at this stage of the Fed's tightening cycle. A study by the ISI research firm shows that in the seven previous tightening cycles since 1985, the S&P 500 Index has risen an average of 10.4% in the six months prior to the last Fed rate hike and gained an average of 8.9% in the six following months.

o Today's low level of stock-market volatility may lead to rising stock prices, according to our research. Standard deviation, the most conventional measure of volatility, has been 2.1% for the S&P 500 Index's monthly returns in the year-to-date (in contrast to a 5.6% rate from 1928 to 2004). When market volatility is as low as it is now, a stock-market rally tends to ensue. For instance, from 1992 to 1995, the standard deviation of monthly returns was less than 3.1%. From such a low base, the market took off, rising at a compound annual rate of 28.6% from 1995 to 1999. Similarly, we think today's below-average level of volatility may help ignite another rally (although it's unlikely to be of 1995-1999 dimensions).


                                               TURNER FUNDS 2005 ANNUAL REPORT 3

HOW OUR FUNDS ARE POSITIONED

In anticipation of what the market may bring, our growth funds are overweighted in the stocks of companies in which we have the greatest conviction about their earnings prospects, and our core and value funds are focused on stocks that we think have either undervalued assets or formidable prospective earnings power. Generally, we favor Internet, energy, specialty-retailing, gaming, brokerage, financial-transaction-processing, natural-gas distribution, highway-aggregates, managed-care, biotechnology, semiconductor, telecommunications-technology, and wireless shares.

In closing, we hope our future reports will be distinguished by the brevity of more good news. We can't guarantee that our funds' performance over the next 12 months will match that of the past 12 months. But we do guarantee that we will continue to do our level best to maximize the returns on your -- and our -- money. (The money of our portfolio managers is invested in our funds as well.) We look forward to reporting to you six months hence about how we performed in maximizing those returns for you and for us.

/S/ BOB TURNER

Bob Turner
CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS, ADVISER TO THE TURNER FUNDS


PAST PERFORMANCE IS NO ASSURANCE OF FUTURE RESULTS. THE VIEWS EXPRESSED ARE THOSE OF TURNER INVESTMENT PARTNERS, INC., AS OF SEPTEMBER 30, 2005, AND ARE NOT INTENDED AS A FORECAST OR INVESTMENT RECOMMENDATIONS. THE INDICES MENTIONED ARE NOT AVAILABLE FOR INVESTMENT.


[PHOTO OMITTED]

BOB TURNER

4 TURNER FUNDS 2005 ANNUAL REPORT

                                                              September 30, 2005

LIPPER INC. PERFORMANCE RANKINGS OF MUTUAL FUNDS WITH AT LEAST THREE YEARS OF HISTORY
Periods ending September 30, 2005

                                        ONE           TWO        THREE        FOUR         FIVE       SEVEN         TEN
                                       YEAR          YEARS       YEARS        YEARS        YEARS      YEARS        YEARS
------------------------------------------------------------------------------------------------------------------------------------
MULTI CAP GROWTH FUNDS
TURNER CONCENTRATED
GROWTH FUND
Ranking versus competitors             77/414      365/385      99/358       229/316      238/255      --           --
Percentile ranking                       19          95           28           72           93         --           --

------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUNDS
TURNER CORE GROWTH FUND
Ranking versus competitors              5/678      16/625       13/577       51/503         --         --           --
Percentile ranking                        1           3            2           10           --         --           --
------------------------------------------------------------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH FUND
Ranking versus competitors             349/678     436/625      97/577       216/503      372/453      --           --
Percentile ranking                       51          70           17           43           82         --           --

------------------------------------------------------------------------------------------------------------------------------------
TURNER STRATEGIC GROWTH FUND
Ranking versus competitors             68/678      139/625      10/577       70/503       322/453    107/307        --
Percentile ranking                       10          22            2           14           71         35           --

------------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUNDS
TURNER MIDCAP GROWTH FUND
Ranking versus competitors             79/541      210/497      38/441       94/389       235/320    22/224         --
Percentile ranking                       15          42            9           24           73         10           --

------------------------------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUNDS
TURNER TECHNOLOGY FUND
Ranking versus competitors             123/288     77/275       52/265       81/244       175/210      --           --
Percentile ranking                       43          28           20           33           83         --           --
------------------------------------------------------------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND
Ranking versus competitors             10/288      24/275       10/265       10/244       65/210       --
Percentile ranking                        3           9            4            4           31         --           --

------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUNDS
TURNER MICRO CAP GROWTH FUND
Ranking versus competitors             30/522       1/483       33/436       20/384       20/327      1/223         --
Percentile ranking                        6           1            8            5            6          1           --

------------------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP EQUITY FUND
Ranking versus competitors             377/522     49/483       106/436        --           --         --           --
Percentile ranking                       72          10           24           --           --         --           --

------------------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND
Ranking versus competitors             359/522     218/483      71/436       128/384      214/327    100/223       18/93
Percentile ranking                       69          45           16           33           65         45           19

------------------------------------------------------------------------------------------------------------------------------------
Source: Lipper Inc.

Total return is ranking criteria.Past performance is no guarantee of future results.


                                               TURNER FUNDS 2005 ANNUAL REPORT 5

PERFORMANCE

TOTAL RETURNS OF TURNER FUNDS
Through September 30, 2005

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL (800) 224-6312 OR VISIT OUR WEBSITE AT WWW.TURNERINVESTMENTS.COM FOR MOST RECENT MONTH-END PERFORMANCE INFORMATION.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS SHOWN, UNLESS OTHERWISE INDICATED, ARE TOTAL RETURNS, WITH DIVIDENDS AND INCOME REINVESTED. RETURNS SPANNING MORE THAN ONE YEAR ARE ANNUALIZED. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. THE INDICES MENTIONED ARE UNMANAGED STATISTICAL COMPOSITES OF STOCK MARKET PERFORMANCE. INVESTING IN AN INDEX IS NOT POSSIBLE.

THE HOLDINGS AND SECTOR WEIGHTINGS OF THE FUNDS ARE SUBJECT TO CHANGE. FORWARD EARNINGS PROJECTIONS ARE NOT PREDICATORS OF STOCK PRICE OR INVESTMENT PERFORMANCE, AND DO NOT REPRESENT PAST PERFORMANCE. THERE IS NO GUARANTEE THAT THE FORWARD EARNINGS PROJECTIONS WILL ACCURATELY PREDICT THE ACTUAL EARNINGS EXPERIENCE OF ANY OF THE COMPANIES INVOLVED, AND NO GUARANTEE THAT OWNING SECURITIES OF COMPANIES RELATIVELY HIGH PRICE-TO-EARNINGS RATIOS WILL CAUSE THE PORTFOLIO TO OUTPERFORM ITS BENCHMARK OR INDEX.

(1) INVESTING IN TECHNOLOGY AND SCIENCE COMPANIES AND SMALL AND MID CAPITALIZATION COMPANIES MAY SUBJECT THE FUNDS TO SPECIFIC INHERENT RISKS, INCLUDING ABOVE-AVERAGE PRICE FLUCTUATIONS.

(2) FUNDS THAT TAKE A FOCUS OR SECTOR SPECIFIC APPROACH ARE SUBJECT TO GREATER RISK FROM DOWNTURNS AFFECTING A SPECIFIC ISSUER OR INDUSTRY.

THE TURNER FUNDS ARE DISTRIBUTED BY CONSTELLATION INVESTMENT DISTRIBUTION COMPANY, INC., BERWYN, PA 19312. THE INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN THE PROSPECTUS. A FREE PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION, INCLUDING FEES AND EXPENSES, AND THE RISKS ASSOCIATED WITH INVESTING IN THESE FUNDS, CAN BE OBTAINED BY CALLING (800) 224-6312. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                   Year                                           (Annualized)    Total
                                          Six       to         One     Three      Five       Ten      Since    Net Assets
Fund Name/Index                          Month     Date       Year     Years      Years     Years   inception    ($mil)

GROWTH
------------------------------------------------------------------------------------------------------------------------------------

TURNER LARGE CAP GROWTH FUND             7.77      2.08      12.09     15.69     (11.19)     N/A     (10.93)      $43.03
Russell Top 200 Growth Index             5.23      0.08       7.78     11.93      (9.85)     n/a     (10.12)
Russell 1000 Growth Index                6.57      2.22      11.60     14.74      (8.64)     n/a      (8.72)
INCEPTION DATE: 6/14/00

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TURNER CORE GROWTH FUND --
CLASS I SHARES                          13.15     10.40      23.64     20.22       N/A       N/A       1.96       $40.86
CLASS II SHARES                          N/A       N/A       N/A        N/A        N/A       N/A       3.31         --
S&P 500 Index                            5.02      2.76      12.25     16.72       n/a       n/a       1.47
Russell 1000 Growth Index                6.57      2.22      11.60     14.74       n/a       n/a      (1.47)
INCEPTION DATE: 02/28/01

------------------------------------------------------------------------------------------------------------------------------------
TURNER STRATEGIC GROWTH FUND             9.47      3.18      18.22     21.02      (9.71)     N/A       7.17        $7.16
Russell Top 200 Growth Index             5.23      0.08       7.78     11.93      (9.85)     n/a       3.29
Russell 1000 Growth Index                6.57      2.22      11.60     14.74      (8.64)     n/a       4.07
S&P 500 Index                            5.02      2.76      12.25     16.72      (1.49)     n/a       6.93
INCEPTION DATE: 1/31/97

------------------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND(1) --
CLASS I SHARES                          10.84      8.02      25.73     24.18      (9.06)     N/A      14.15      $955.73
CLASS II SHARES                         10.59      7.65      25.13     23.57      (9.04)*    N/A      13.91         1.83
Russell Midcap Growth Index             10.21      8.37      23.48     24.92      (4.49)     n/a       8.38
INCEPTION DATE: 10/1/96
------------------------------------------------------------------------------------------------------------------------------------

* Class II Shares were offered beginning on September 24, 2001. Class II Shares' performance for the periods prior to September 24, 2001 reflects the performance of the Fund's Class I Shares. The performance of the Class II Shares has been adjusted for the differences in fees between the classes.

Amounts designated as "--" are either $0 or have been rounded to $0.

6 TURNER FUNDS 2005 ANNUAL REPORT

                                                   Year                                           (Annualized)    Total
                                          Six       to         One      Three      Five      Ten      Since    Net Assets
Fund Name/Index                          Month     Date       Year      Years      Years    Years   inception    ($mil)

TURNER SMALL CAP GROWTH FUND(1)         11.07      2.96      15.71     25.05      (4.57)    11.25     14.18      $257.15
Russell 2000 Growth Index               10.02      2.51      17.97     23.23      (2.54)    4.67       6.03
INCEPTION DATE: 2/7/94

------------------------------------------------------------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND(1)         12.74     11.23      27.90     26.84      10.21      N/A      31.21      $502.11
Russell 2000 Growth Index               10.02      2.51      17.97     23.23      (2.54)     n/a       1.89
INCEPTION DATE: 2/27/98
------------------------------------------------------------------------------------------------------------------------------------


CORE FUNDS
------------------------------------------------------------------------------------------------------------------------------------

TURNER SMALL CAP EQUITY FUND(1) --
CLASS II SHARES                          7.86      5.38      15.37     23.86       N/A       N/A      17.28       $67.71
Russell 2000 Index                       9.21      3.38      17.95     24.12       n/a       n/a      10.54
INCEPTION DATE: 3/4/02
------------------------------------------------------------------------------------------------------------------------------------



SPECIALTY
------------------------------------------------------------------------------------------------------------------------------------

TURNER TECHNOLOGY FUND(1)(2)            12.84     (0.60)     18.74      29.56    (23.91)     N/A     (1.78)       $12.91
Pacific Stock Exchange
    Technology 100 Index                13.16      5.40      20.80      28.95     (4.37)     n/a      5.37
Goldman Sachs Technology
    Composite Index**                    8.61     (0.84)     13.83      24.39    (15.23)     n/a     (7.27)
INCEPTION DATE: 6/30/99

------------------------------------------------------------------------------------------------------------------------------------
TURNER CONCENTRATED
GROWTH FUND                             16.01      6.45      21.99      20.78    (18.26)     N/A      0.22        $30.78
S&P 500 Index                            5.02      2.76      12.25      16.72     (1.49)     n/a     (0.24)
NASDAQ 100 Index                         8.23     (0.92)     13.81      24.72    (14.65)     n/a     (5.45)
INCEPTION DATE: 6/30/99

------------------------------------------------------------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND              16.27      4.83      29.65      37.18    (14.09)     N/A     (9.68)        $9.14
NASDAQ Composite Index                   8.00     (0.59)     14.19      23.10     (9.73)     n/a    (10.59)
INCEPTION DATE: 6/30/00
------------------------------------------------------------------------------------------------------------------------------------

** The Turner Technology Fund uses the Goldman Sachs Technology Composite Index for comparison purposes only. The Goldman Sachs technology industry composite is a market-capitalization weighted index of 190 stocks designated to measure the performance of companies in the technology sector.

Returns of less than one year are cumulative.

                                               TURNER FUNDS 2005 ANNUAL REPORT 7

INVESTMENT REVIEW


TURNER LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2005

[] Ticker symbol TSGEX
[] CUSIP #87252R839
[] Top 5 holdings
   (1) Microsoft
   (2) General Electric
   (3) Procter & Gamble
   (4) Johnson & Johnson
   (5) PepsiCo
[] % in 5 largest holdings 27.2%+
[] Number of holdings 51
[] Price/earnings ratio 21.4
[] Weighted average market capitalization $96.60 billion
[] % of holdings with positive earnings surprises 94.8%
[] % of holdings with negative earnings surprises 1.8%
[] Net assets $43 million


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |      X
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER LARGE CAP GROWTH FUND:
JUNE 14, 2000-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE            6/14/00       SEP 00       SEP 01        SEP 02       SEP 03      SEP 04     SEP 05
TURNER LARGE CAP GROWTH FUND       $10,000       $9,810       $4,700        $3,500       $4,620      $4,835     $5,419
RUSSELL TOP 200 GROWTH INDEX       $10,000       $9,546       $5,318        $4,053       $4,978      $5,273     $5,683
RUSSELL 1000 GROWTH INDEX          $10,000       $9,691       $5,268        $4,082       $5,140      $5,526     $6,167


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)
                                                                                                                    SINCE
                                            ONE YEAR              THREE YEARS             FIVE YEARS              INCEPTION

------------------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Fund                 12.09%                15.69%                  (11.19)%               (10.93)%
Russell Top 200 Growth Index                  7.78%                11.93%                   (9.85)%               (10.12)%
Russell 1000 Growth Index                    11.60%                14.74%                   (8.64)%                (8.72)%
------------------------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

31.0% INFORMATION TECHNOLOGY
20.2% HEALTH CARE
12.4% INDUSTRIALS
12.0% CONSUMER DISCRETIONARY
 9.8% CONSUMER STAPLES
 6.2% FINANCIALS
 3.9% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++
 2.6% TELECOMMUNICATION SERVICES
 1.0% ENERGY
 0.9% MATERIALS & PROCESSING


MANAGERS DISCUSSION AND ANALYSIS

Substantial outperformance in technology and consumer-discretionary/services shares helped boost the performance of the Turner Large Cap Growth Fund in the 12-month period ended September 30. The Fund gained 12.09%, outperforming the Russell Top 200 Growth Index by 4.31 percentage points and the Russell 1000 Growth Index by 0.49 percentage points.

Semiconductor, personal-computer, Internet, gaming, and retailing stocks in particular enhanced the Fund's technology and consumer-discretionary/services positions, which accounted for 43% of the portfolio and outperformed their corresponding index sectors markedly. All nine of the Fund's sector positions beat their index sectors. Industrials stocks, a 12% weighting, impaired results the most; underperformers here included semiconductor-capital-equipment, aerospace, and heavy-equipment stocks.


--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner Large Cap Growth Fund was June 14, 2000.
** Cumulative return, not annualized.
+  Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

8 TURNER FUNDS 2005 ANNUAL REPORT

INVESTMENT REVIEW


TURNER CORE GROWTH FUND
--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2005

[] Ticker symbol TTMEX
   Class I Shares
[] CUSIP #900297847
   Class I Shares
[] Top 5 holdings
   (1) General Electric
   (2) Microsoft
   (3) Johnson & Johnson
   (4) Proctor & Gamble
   (5) Google, Cl A
[] % in 5 largest holdings 16.3%+
[] Number of holdings 87
[] Price/earnings ratio 20.0
[] Weighted average market capitalization $67.95 billion
[] % of holdings with positive earnings surprises 88.7%
[] % of holdings with negative earnings surprises 9.0%
[] Net assets $41 million, Class I Shares


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |      X
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |
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L       -----------------------------------
I                 |           |
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A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER CORE GROWTH FUND, CLASS I SHARES:
FEBRUARY 28, 2001-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE           2/28/01             SEP 01            SEP 02            SEP 03           SEP 04          SEP 05
TURNER CORE GROWTH FUND           $10,000             $8,181            $6,291            $8,041           $8,841         $10,931
S&P 500 INDEX                     $10,000             $8,459            $6,726            $8,366           $9,527         $10,694
RUSSELL 1000 GROWTH INDEX         $10,000             $7,787            $6,034            $7,598           $8,169          $9,116


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)
                                                                  ONE YEAR              THREE YEARS         SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth Fund, Class I Shares                            23.64%                 20.22%                1.96%
Turner Core Growth Fund, Class II Shares                             n/a                    n/a                 3.31%**
S&P 500 Index                                                      12.25%                 16.72%                1.47%
Russell 1000 Growth Index                                          11.60%                 14.74%               (1.47)%
------------------------------------------------------------------------------------------------------------------------------------


SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

21.1% INFORMATION TECHNOLOGY
18.4% FINANCIALS
12.7% HEALTH CARE
11.8% ENERGY
10.8% INDUSTRIALS
 8.1% CONSUMER STAPLES
 7.7% CONSUMER DISCRETIONARY
 3.0% TELECOMMUNICATION SERVICES
 2.7% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++
 2.2% UTILITIES
 1.5% MATERIALS & PROCESSING


MANAGERS DISCUSSION AND ANALYSIS

Strong stock selection powered the Turner Core Growth Fund's Class I Shares to a 23.64% gain in the 12-month period ended September 30. As a result the Fund outperformed the Russell 1000 Growth Index by 12.04 percentage points and the S&P 500 Index by 11.39 percentage points.

All 10 of the Fund's sector positions beat their index sectors. Contributing the most to results were positions in the energy, utilities/telecommunication services, and consumer-discretionary/services sectors, which accounted for 25% of the portfolio; oil-services, oil-refining, oil exploration- and-production, natural-gas distribution, wireless-communications, Internet, and retailing shares especially added value. Industrials shares, an 11% weighting, were the sole detractor from performance; semiconductor-capital-equipment and industrial-machinery stocks produced respectable absolute but weak relative returns.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. On February 25, 2005, the Constellation TIP Core Growth Fund reorganized into the Turner Core Growth Fund. The inception date of the Turner Core Growth Fund (Class I Shares) was February 28, 2001.
** Cumulative return, not annualized.
 + Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

                                               TURNER FUNDS 2005 ANNUAL REPORT 9

INVESTMENT REVIEW


TURNER STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2005

[] Ticker symbol TLCGX
[] CUSIP #900297870
[] Top 5 holdings
   (1) General Electric
   (2) Microsoft
   (3) Google, Cl A
   (4) Johnson & Johnson
   (5) Broadcom, Cl A
[] % in 5 largest holdings 19.3%+
[] Number of holdings 67
[] Price/earnings ratio 22.4
[] Weighted average market capitalization $69.35 billion
[] % of holdings with positive earnings surprises 91.9%
[] % of holdings with negative earnings surprises 4.2%
[] Net assets $7 million


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
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E   E             |           |      X
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER STRATEGIC GROWTH FUND:
JANUARY 31, 1997-SEPTEMBER 30, 2005*

[LINE CHART OMITTED PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE                1/31/97            SEP 97          SEP 98           SEP 99            SEP 00         SEP 01
TURNER STRATEGIC GROWTH FUND           $10,000           $12,280         $14,399          $20,587           $30,363        $14,055
RUSSELL TOP 200 GROWTH INDEX           $10,000           $12,013         $14,166          $19,019           $22,233        $12,386
S&P 500 INDEX                          $10,000           $12,202         $13,307          $17,006           $19,264        $14,136
RUSSELL 1000 GROWTH INDEX              $10,000           $12,011         $13,344          $17,995           $22,211        $12,074

INITIAL INVESTMENT DATE                SEP 02        SEP 03         SEP 04          SEP 05
TURNER STRATEGIC GROWTH FUND          $10,280       $14,585        $15,412         $18,220
RUSSELL TOP 200 GROWTH INDEX           $9,439       $11,593        $12,281         $13,236
S&P 500 INDEX                         $11,240       $13,981        $15,920         $17,870
RUSSELL 1000 GROWTH INDEX              $9,356       $11,781        $12,666         $14,135


------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (1) (PERIODS ENDING SEPTEMBER 30, 2005)
                                                                                                                    SINCE
                                                           ONE YEAR          THREE YEARS        FIVE YEARS        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Turner Strategic Growth Fund                                18.22%            21.02%             (9.71)%           7.17%
Russell 1000 Growth Index (2)                               11.60%            14.74%             (8.64)%           4.07%
Russell Top 200 Growth Index                                 7.78%            11.93%             (9.85)%           3.29%
S&P 500 Index                                               12.25%            16.72%             (1.49)%           6.93%
------------------------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

36.1% INFORMATION TECHNOLOGY
19.3% HEALTH CARE
13.1% CONSUMER DISCRETIONARY
12.3% INDUSTRIALS
 4.9% FINANCIALS
 4.3% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++
 3.7% TELECOMMUNICATION SERVICES
 3.7% ENERGY
 1.7% MATERIALS & PROCESSING
 0.9% CONSUMER STAPLES

MANAGERS DISCUSSION AND ANALYSIS

Robust gains in consumer-discretionary/services, technology, financial-services, and materials/processing stocks helped the Turner Strategic Growth Fund to deliver an 18.22% return in the 12-month period ended September 30. The Fund beat the Russell 1000 Growth Index by 6.62 percentage points, the Russell Top 200 Growth Index by 10.44 percentage points, and the S&P 500 Index by 5.97 percentage points.

All nine of the Fund's sector investments returned more than their index sectors did. Altogether, the consumer-discretionary/services, technology, financial-services, and materials/processing holdings amounted to a 56% weighting and added the most value to results. Winners here included Internet, gaming, semiconductor, brokerage, and metals stocks. Conversely, the Fund's health-care holdings, a 19% weighting, impaired performance. Biotechnology, pharmaceutical, and health-care services stocks detracted the most.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner Strategic Growth Fund was January 31, 1997.
(1) Returns prior to August 17, 2002, represent performance of the Mercury Select Growth Fund, Class I.
(2) Effective January 31, 2005, the Russell 1000 Growth Index replaced the Russell Top 200 Growth Index as the Fund's primary benchmark to reflect the change in the Fund's investment strategy.
+   Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

10  TURNER FUNDS 2005 ANNUAL REPORT

INVESTMENT REVIEW


TURNER MIDCAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005

[] Ticker symbol TMGFX,
   Class I Shares
[] CUSIP #900297409,
   Class I Shares
[] Top 5 holdings
   (1) Broadcom, Cl A
   (2) Kla-Tencor
   (3) T. Rowe Price Group
   (4) Sandisk
   (5) Advanced Micro Devices
[] % in 5 largest holdings 8.1%+
[] Number of holdings 115
[] Price/earnings ratio 22.2
[] Weighted average market capitalization $6.59 billion
[] % of holdings with positive earnings surprises 86.9%
[] % of holdings with negative earnings surprises 12.4%
[] Net assets $956 million, Class I Shares


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |      X
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER MIDCAP GROWTH FUND, CLASS I SHARES:
OCTOBER 1, 1996-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE                              10/1/96        SEP 97       SEP 98       SEP 99          SEP 00         SEP 01
TURNER MID CAP GROWTH FUND, CLASS I                  $10,000       $14,377      $14,555      $26,792         $52,874        $21,678
RUSSELL MIDCAP GROWTH INDEX                          $10,000       $13,029      $11,808      $16,200         $25,979        $12,530

INITIAL INVESTMENT DATE                               SEP 02      SEP 03         SEP 04          SEP 05
TURNER MID CAP GROWTH FUND, CLASS I                  $17,169     $24,346        $26,152          $32,881
RUSSELL MIDCAP GROWTH INDEX                          $10,588     $14,705        $16,717          $20,642


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)

                                                                                                                   SINCE
                                                       ONE YEAR           THREE YEARS        FIVE YEARS          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund, Class I Shares               25.73%              24.18%             (9.06)%            14.15%
Turner Midcap Growth Fund, Class II Shares              25.13%              23.57%             (9.04)%**          13.91%**
Russell Midcap Growth Index                             23.48%              24.92%             (4.49)%             8.38%
------------------------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

23.4% INFORMATION TECHNOLOGY
16.3% CONSUMER DISCRETIONARY
15.6% HEALTH CARE
11.1% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++
10.1% ENERGY
 8.6% INDUSTRIALS
 8.6% FINANCIALS
 2.8% MATERIALS & PROCESSING
 1.6% CONSUMER STAPLES
 1.4% TELECOMMUNICATION SERVICES
 0.5% UTILITIES

MANAGERS DISCUSSION AND ANALYSIS

The Turner Midcap Growth Fund benefited from the strong performance of mid-cap growth stocks in the 12-month period ended September 30. The Russell Midcap Growth Index advanced 23.48%, a return distinctly superior to that of large-cap growth and small-cap growth indexes. And the Fund's Class I Shares performed even better, rising 25.73% to beat the Russell Midcap Growth Index by 2.25 percentage points.

Performance was enhanced by strong returns in consumer discretionary/services and energy stocks, with a combined weighting of 26%. Retail, restaurant, Internet, new-media, commercial-services, oil exploration-and-production, coal, and oil-refining stocks contributed heavily to the outperformance. Weak relative returns in the health-care sector, which accounted for 16% of the portfolio, detracted from results. Altogether, six of 10 sector positions outperformed their corresponding index sectors.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner Midcap Growth Fund (Class I Shares) was October 1, 1996.
** Class II Shares were offered beginning on September 24, 2001. Class II
   Shares' performance for the periods prior to September 24, 2001 reflects the performance of the Fund's Class I Shares. The performance of the Class II Shares has been adjusted for the differences in fees between the classes.
+  Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

                                              TURNER FUNDS 2005 ANNUAL REPORT 11

INVESTMENT REVIEW


TURNER SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005

[] Ticker symbol TSCEX
[] CUSIP #900297300
[] Top 5 holdings
   (1) Sierra Health Services
   (2) Trident Microsystems
   (3) Microsemi
   (4) Psychiatric Solutions
   (5) Witness Systems
[] % in 5 largest holdings 5.9%+
[] Number of holdings 133
[] Price/earnings ratio 22.4
[] Weighted average market capitalization $1.35 billion
[] % of holdings with positive earnings surprises 83.3%
[] % of holdings with negative earnings surprises 16.1%
[] Net assets $257 million


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |      X
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER SMALL CAP GROWTH FUND:
SEPTEMBER 30, 1995-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE            9/30/95       SEP 96       SEP 97      SEP 98        SEP 99        SEP 00       SEP 01
TURNER SMALL CAP GROWTH FUND       $10,000      $15,243      $17,779     $14,775       $23,512       $36,696      $18,418
RUSSELL 2000 GROWTH INDEX          $10,000      $11,261      $13,890     $10,441       $13,848       $17,956      $10,309

INITIAL INVESTMENT DATE             SEP 02     SEP 03      SEP 04        SEP 05
TURNER SMALL CAP GROWTH FUND       $14,852    $22,219     $25,103       $29,046
RUSSELL 2000 GROWTH INDEX           $8,436    $11,956     $13,381       $15,786


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)

                                                                                                                    SINCE
                                            ONE YEAR          THREE YEARS      FIVE YEARS        TEN YEARS        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund                 15.71%            25.05%            (4.57)%          11.25%           14.18%
Russell 2000 Growth Index                    17.97%            23.23%            (2.54)%           4.67%            6.03%
------------------------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

21.3% INFORMATION TECHNOLOGY
16.9% HEALTH CARE
16.9% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++
13.8% CONSUMER DISCRETIONARY
10.5% INDUSTRIALS
 7.7% FINANCIALS
 6.2% ENERGY
 3.5% MATERIALS & PROCESSING
 2.1% TELECOMMUNICATION SERVICES
 1.1% CONSUMER STAPLES


MANAGERS DISCUSSION AND ANALYSIS

The Turner Small Cap Growth Fund produced good gains in five of the nine market sectors in which it was invested in the 12-month period ended September 30. But unfavorable relative returns in the consumer-discretionary/services, producer-durables, energy, and health-care sectors, which accounted for more than half of the holdings, hurt results. Overall, the Fund gained 15.71%, underperforming the Russell 2000 Growth Index by 2.26 percentage points.

The Fund's best relative performers were technology and financial-services stocks, a 29% weighting. Winners included semiconductor, computer-technology, telecommunications, software, brokerage, real-estate, and financial-transaction-processing shares. Retailing, restaurant, apparel, industrial-machinery, semiconductor-capital-equipment, energy-services, health-care-management, and biotechnology stocks were a drag on performance.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner Small
   Cap Growth Fund was February 7, 1994.
+  Percentage based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

12 TURNER FUNDS 2005 ANNUAL REPORT

INVESTMENT REVIEW


TURNER MICRO CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005

[] Ticker symbol TMCGX
[] CUSIP #872524301
[] Top 5 holdings
   (1) United Therapeutics
   (2) NS Group
   (3) ESCO Technologies
   (4) Genesco
   (5) Bucyrus International, Cl A
[] % in 5 largest holdings 6.8%+
[] Number of holdings 114
[] Price/earnings ratio 18.0
[] Weighted average market capitalization $0.87 billion
[] % of holdings with positive earnings surprises 82.0%
[] % of holdings with negative earnings surprises 16.1%
[] Net assets $502 million


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |
T   M             |           |      X
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER MICRO CAP GROWTH FUND:
FEBRUARY 28, 1998-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE             2/28/98      SEP 98        SEP 99        SEP 00         SEP 01
TURNER MICRO CAP GROWTH FUND        $10,000      $9,882       $21,093       $48,308        $38,535
RUSSELL 2000 GROWTH INDEX           $10,000      $7,625       $10,113       $13,113         $7,528

INITIAL INVESTMENT DATE              SEP 02        SEP 03       SEP 04        SEP 05
TURNER MICRO CAP GROWTH FUND        $38,489       $49,709      $61,410       $78,544
RUSSELL 2000 GROWTH INDEX            $6,161        $8,731       $9,772       $11,528


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)

                                                                                                                    SINCE
                                                      ONE YEAR            THREE YEARS        FIVE YEARS           INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund                          27.90%               26.84%              10.21%              31.21%
Russell 2000 Growth Index                             17.97%               23.23%              (2.54)%              1.89%
------------------------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

35.7% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++
14.4% HEALTH CARE
12.4% CONSUMER DISCRETIONARY
10.5% ENERGY
10.0% INDUSTRIALS
 9.2% INFORMATION TECHNOLOGY
 3.8% FINANCIALS
 3.2% MATERIALS & PROCESSING
 0.8% TELECOMMUNICATION SERVICES


MANAGER DISCUSSION AND ANALYSIS

The Turner Micro Cap Growth Fund continued to generate exceptional results in the 12 months ended September 30. The Fund returned 27.90%, a gain that outdistanced its benchmark, the Russell 2000 Growth Index, by 9.93 percentage points.

The Fund's stock selection was good, with all eight sector positions outperforming their corresponding index sectors. Materials/processing, health-care, and industrials holdings, a 28% weighting in aggregate, contributed the most, each rising more than 39%. Metals, engineering-services, medical-systems, biopharmaceutical, specialty-machinery, and systems-engineering stocks were especially strong. The primary detractor from performance was energy, an 11% weighting. Laggards included energy-services and integrated-oil stocks.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner Micro Cap Growth Fund was February 27, 1998.
+  Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

                                              TURNER FUNDS 2005 ANNUAL REPORT 13

INVESTMENT REVIEW


TURNER SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005

[] Ticker symbol TSEIX
[] CUSIP #87252R714
[] Top 5 holdings
   (1) Walter Industries
   (2) Intergraph
   (3) Jarden
   (4) Washington Group International
   (5) Leap Wireless International
[] % in 5 largest holdings 10.0%+
[] Number of holdings 99
[] Price/earnings ratio 18.5
[] Weighted average market capitalization $1.35 billion
[] % of holdings with positive earnings surprises 74.4%
[] % of holdings with negative earnings surprises 23.1%
[] Net assets $68 million


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |
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A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |     X     |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER SMALL CAP EQUITY FUND:
MARCH 4, 2002-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE              3/4/02       SEP 02        SEP 03        SEP 04       SEP 05
TURNER SMALL CAP EQUITY FUND        $10,000       $9,299       $12,278       $15,317      $17,671
RUSSELL 2000 INDEX                  $10,000       $7,485       $10,217       $12,134      $14,313


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)

                                                                                                   SINCE
                                              ONE YEAR                THREE YEARS                INCEPTION
-------------------------------------------------------------------------------------------------------------------
Turner Small Cap Equity Fund                  15.37%                    23.86%                    17.28%
Russell 2000 Index                            17.95%                    24.12%                    10.54%
-------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

19.9% FINANCIALS
16.4% CONSUMER DISCRETIONARY
16.1% INDUSTRIALS
15.0% INFORMATION TECHNOLOGY
 9.1% HEALTH CARE
 7.6% MATERIALS & PROCESSING
 6.8% ENERGY
 5.4% TELECOMMUNICATION SERVICES
 2.2% CASH EQUIVALENTS/SHORT-TERM INJVESTMENTS++
 1.0% CONSUMER STAPLES
 0.5% UTILITIES

MANAGERS DISCUSSION AND ANALYSIS

The Turner Small Cap Equity Fund returned 15.37% in the 12-month period ended September 30. That return trailed the Russell 2000 Index by 2.58 percentage points.

The Fund is invested in both growth and value stocks, all of which registered positive returns in aggregate. Four of the Fund's 10 sector positions beat their corresponding index sectors. The greatest degree of outperformance was supplied by utilities/ telecommunication services and technology stocks, which represented 21% of the portfolio; telecommunications-utility, electric-utility, semiconductor, information-services, and computer-technology stocks were standouts. Energy and utility stocks produced the highest absolute returns, more than 60%. A slightly underweighted 26% position in health-care and consumer-discretionary/services stocks hurt results the most.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner Small Cap Equity Fund was March 4, 2002.
+  Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

14 TURNER FUNDS 2005 ANNUAL REPORT

INVESTMENT REVIEW


TURNER TECHNOLOGY FUND

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005

[] Ticker symbol TTECX
[] CUSIP #87252R870
[] Top 5 holdings
   (1) Broadcom, Cl A
   (2) Microsoft
   (3) Marvell Technology Group
   (4) Comverse Technology
   (5) Kla-Tencor
[] % in 5 largest holdings 21.8%+
[] Number of holdings 36
[] Price/earnings ratio 28.5
[] Weighted average market capitalization $33.76 billion
[] % of holdings with positive earnings surprises 88.8%
[] % of holdings with negative earnings surprises 6.7%
[] Net assets $13 million


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |      X
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER TECHNOLOGY FUND:
JUNE 30, 1999-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE                                6/30/99            SEP 99             SEP 00           SEP 01
TURNER TECHNOLOGY FUND                                 $10,000           $14,060            $35,059           $6,619
PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX            $10,000           $10,467            $17,345           $8,652
GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX               $10,000           $10,523            $14,251           $4,972

INITIAL INVESTMENT DATE                                SEP 02         SEP 03            SEP 04          SEP 05
TURNER TECHNOLOGY FUND                                 $4,110         $7,202            $7,528          $8,939
PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX            $6,470        $10,372           $11,484         $13,873
GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX               $3,240         $5,378            $5,479          $6,237


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)

                                                                                                                    SINCE
                                                        ONE YEAR           THREE YEARS        FIVE YEARS          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Turner Technology Fund                                   18.74%              29.56%            (23.91)%            (1.78)%
Pacific Stock Exchange Technology 100 Index**            20.80%              28.95%             (4.37)%             5.37%
Goldman Sachs Technology Composite Index***              13.83%              24.39%            (15.23)%            (7.27)%
------------------------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

81.8% INFORMATION TECHNOLOGY
10.6% HEALTHCARE
 4.3% TELECOMMUNICATIONS SERVICES
 3.3% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++

MANAGERS DISCUSSION AND ANALYSIS

In the 12-month period ended September 30, the performance of technology stocks improved sharply over the year-earlier period: the Goldman Sachs Technology Composite Index surged 13.83%, versus 1.87% previously. The Turner Technology Fund did even better, rising 18.74%, a performance edge of 4.91 percentage points over the index. The Fund, however, underperformed the Pacific Stock Exchange Technology 100 Index by 2.06 percentage points.

Technology stocks' better performance reflected better earnings by tech companies -- earnings increases that in some cases rivaled those of the go-go days of the late 1990s. On average the companies in the Goldman Sachs Technology Composite Index reported a 22.2% increase in earnings per share. The Fund's winners included semiconductor, software, wireless-communications, e-commerce, and Internet-search stocks, whose issuers were among the best earnings performers. Biotechnology and semiconductor-capital-equipment stocks, a 19% weighting, hurt the Fund's results.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner Technology Fund was June 30, 1999.
** The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price weighted index of the top 100 U.S. technology-oriented companies.
*** The Turner Technology Fund uses the Goldman Sachs Technology Composite Index for comparison purposes only. The Goldman Sachs technology industry composite is a market-capitalization weighted index of 190 stocks designated to measure the performance of companies in the technology sector.
+   Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

                                              TURNER FUNDS 2005 ANNUAL REPORT 15

INVESTMENT REVIEW


TURNER CONCENTRATED GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005

[] Ticker symbol TTOPX
[] CUSIP #87252R862
[] Top 5 holdings
   (1) Google, Cl A
   (2) Microsoft
   (3) Advanced Micro Devices
   (4) Broadcom, Cl A
   (5) General Electric
[] % in 5 largest holdings 26.3%+
[] Number of holdings 26
[] Price/earnings ratio 24.0
[] Weighted average market capitalization $63.48 billion
[] % of holdings with positive earnings surprises 100.0%
[] % of holdings with negative earnings surprises 0.0%
[] Net assets $31 million


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |      X
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER CONCENTRATED GROWTH FUND:
JUNE 30, 1999-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE                  6/30/99        SEP 99       SEP 00         SEP 01
TURNER CONCENTRATED GROWTH FUND          $10,000       $13,990      $27,782         $8,223
S&P 500 INDEX                            $10,000        $9,376      $10,622         $7,794
NASDAQ 100 INDEX                         $10,000       $10,485      $15,553         $5,092

INITIAL INVESTMENT DATE                  SEP 02         SEP 03         SEP 04        SEP 05
TURNER CONCENTRATED GROWTH FUND          $5,754         $8,638         $8,310       $10,137
S&P 500 INDEX                            $6,197         $7,709         $8,778        $9,853
NASDAQ 100 INDEX                         $3,631         $5,696         $6,190        $7,044


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)

                                                                                                                    SINCE
                                             ONE YEAR               THREE YEARS           FIVE YEARS              INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund               21.99%                 20.78%                (18.26)%                 0.22%
S&P 500 Index                                 12.25%                 16.72%                 (1.49)%                (0.24)%
Nasdaq 100 Index**                            13.81%                 24.72%                (14.65)%                (5.45)%
------------------------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

51.9% INFORMATION TECHNOLOGY
12.0% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++
11.2% HEALTHCARE
 9.3% INDUSTRIALS
 6.4% FINANCIALS
 3.5% TELECOMMUNICATION SERVICES
 3.5% CONSUMER DISCRETIONARY
 2.2% ENERGY

MANAGERS DISCUSSION AND ANALYSIS

The Turner Concentrated Growth Fund contains a select few stocks -- 15-30 -- that Turner thinks have the most return potential. The Fund's holdings emphasize stocks of companies with the strongest growth prospects and a short-term catalyst for price appreciation. That style worked well for most of the 12-month period ended September 30, and the fund gained 21.99%, outperforming the S&P 500 Index by 9.74 percentage points and the Nasdaq 100 Index by 8.18 percentage points.

Much of the fund's holdings -- 71%, to be precise -- were concentrated in the technology, financial-services, industrials, and consumer-discretionary/services sectors. And those holdings added the most value, with semiconductor, personal-computer, wireless-communications, investment-management, brokerage, semiconductor-capital-equipment, heavy-equipment, Internet, new-media, and gaming stocks performing with special distinction. An 11% health-care position, notably biotechnology and health-care-services stocks, underperformed.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner Concentrated Growth Fund was June 30, 1999.
** The Nasdaq 100 Index tracks Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale and biotechnology.
+   Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financial Statements for more detailed information.

16 TURNER FUNDS 2005 ANNUAL REPORT

INVESTMENT REVIEW


TURNER NEW ENTERPRISE FUND

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005

[] Ticker symbol TBTBX
[] CUSIP #87252R797
[] Top 5 holdings
   (1) Microsoft
   (2) Broadcom, Cl A
   (3) Google, Cl A
   (4) Comverse Technology
   (5) Witness Systems
[] % in 5 largest holdings 18.0%+
[] Number of holdings 43
[] Price/earnings ratio 30.7
[] Weighted average market capitalization $25.48 billion
[] % of holdings with positive earnings surprises 86.1%
[] % of holdings with negative earnings surprises 11.7%
[] Net assets $9 million


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2005


M   L   -----------------------------------
A   A             |           |
R   R             |           |
K   G             |           |
E   E             |           |
T                 |           |
                  |           |
C       -----------------------------------
A                 |           |
P                 |           |
I                 |           |      X
T                 |           |
A                 |           |
L       -----------------------------------
I                 |           |
Z                 |           |
A   S             |           |
T   M             |           |
I   A             |           |
O   L             |           |
N   L   -----------------------------------

        VALUE                  GROWTH

               INVESTMENT STYLE


--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER NEW ENTERPRISE FUND:
JUNE 30, 2000-SEPTEMBER 30, 2005*

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

INITIAL INVESTMENT DATE                6/30/00           SEP 00          SEP 01
TURNER NEW ENTERPRISE FUND             $10,000          $12,520          $3,290
NASDAQ COMPOSITE INDEX                 $10,000           $9,264          $3,792

INITIAL INVESTMENT DATE                SEP 02        SEP 03         SEP 04        SEP 05
TURNER NEW ENTERPRISE FUND             $2,270        $4,340         $4,521        $5,861
NASDAQ COMPOSITE INDEX                 $2,976        $4,556         $4,862        $5,552


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2005)

                                                                                                                   SINCE
                                                       ONE YEAR           THREE YEARS        FIVE YEARS          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Turner New Enterprise Fund                              29.65%              37.18%            (14.09)%            (9.68)%
Nasdaq Composite Index                                  14.19%              23.10%             (9.73)%           (10.59)%
------------------------------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

57.2% INFORMATION TECHNOLOGY
11.3% CONSUMER DISCRETIONARY
9.9% CASH EQUIVALENTS/SHORT-TERM INVESTMENTS++
9.3% HEALTH CARE
4.0% ENERGY
3.4% TELECOMMUNICATION SERVICES
2.6% FINANCIALS
2.3% INDUSTRIALS

MANAGERS DISCUSSION AND ANALYSIS

Outsized gains in three sectors were central to the Turner New Enterprise Fund's 29.65% result in the 12 months ended September 30. The Fund's return exceeded that of the NASDAQ Composite Index by 15.46 percentage points.

Returns in the energy, technology, and consumer-discretionary/services sectors, a 73% weighting, exceeded those of their corresponding index sectors by at least 80% and provided most of the Fund's margin of outperformance. Oil exploration-and-production, semiconductor, wireless-communications, consumer-electronics, Internet, gaming, retail, and new-media stocks led the way. Detracting from performance was a 9% position in health-care stocks, with biotechnology, health-care services, and hospital-management stocks losing money. Overall, five of the Fund's seven sector positions trumped their index sectors.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost. The performance in the above graph and table do not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Turner New Enterprise Fund was June 30, 2000.
+  Percentages based on total investments.
++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 9 in Notes to Financials for more detailed information.

                                              TURNER FUNDS 2005 ANNUAL REPORT 17

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER LARGE CAP GROWTH FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.5%
--------------------------------------------------------------------------------
AEROSPACE PRODUCT & PARTS
    MANUFACTURING--1.8%
--------------------------------------------------------------------------------
Boeing                                   11,740   $    798
                                                  --------
Total Aerospace product &
    parts manufacturing                                798
                                                  --------
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--1.4%
--------------------------------------------------------------------------------
Caterpillar                              10,390        611
                                                  --------
Total Agriculture, construction &
    mining machinery manufacturing                     611
                                                  --------
--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--4.1%
--------------------------------------------------------------------------------
PepsiCo                                  30,920      1,754
                                                  --------
Total Beverage manufacturing                         1,754
                                                  --------
--------------------------------------------------------------------------------
CEMENT & CONCRETE PRODUCT
    MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Cemex ADR                                 8,500        445
                                                  --------
Total Cement & concrete
    product manufacturing                              445
                                                  --------
--------------------------------------------------------------------------------
CLOTHING STORES--1.0%
--------------------------------------------------------------------------------
Nordstrom                                12,630        434
                                                  --------
Total Clothing stores                                  434
                                                  --------
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--3.4%
--------------------------------------------------------------------------------
Ericsson Telephone ADR #                 13,000        479
Motorola                                 31,280        691
Sony ADR                                  8,290        275
                                                  --------
Total Communications equipment
    manufacturing                                    1,445
                                                  --------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--3.7%
--------------------------------------------------------------------------------
Apple Computer*                          18,350        984
EMC*                                     46,880        606
                                                  --------
Total Computer & peripheral
    equipment manufacturing                          1,590
                                                  --------
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT MANUFACTURING--6.6%
--------------------------------------------------------------------------------
General Electric                         84,060      2,830
                                                  --------
Total Electrical equipment
    manufacturing                                    2,830
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--1.6%
--------------------------------------------------------------------------------
eBay*                                    16,730   $    689
                                                  --------
Total Electronic shopping &
    mail-order houses                                  689
                                                  --------
--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--0.9%
--------------------------------------------------------------------------------
Best Buy                                  9,240        402
                                                  --------
Total Electronics & appliance stores                   402
                                                  --------
--------------------------------------------------------------------------------
GROCERY STORES--0.9%
--------------------------------------------------------------------------------
Whole Foods Market                        2,820        379
                                                  --------
Total Grocery stores                                   379
                                                  --------
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE STORES--1.8%
--------------------------------------------------------------------------------
CVS                                       26,230       761
                                                  --------
Total Health & personal care stores                    761
                                                  --------
--------------------------------------------------------------------------------
INFORMATION SERVICES--6.4%
--------------------------------------------------------------------------------
Google, Cl A*                             4,260      1,348
Juniper Networks*                        23,150        551
Yahoo!*                                  25,090        849
                                                  --------
Total Information services                           2,748
                                                  --------
--------------------------------------------------------------------------------
INSURANCE CARRIERS--6.4%
--------------------------------------------------------------------------------
American International Group             11,410        707
Prudential Financial                      5,550        375
UnitedHealth Group                       13,600        764
WellPoint*                               11,740        890
                                                  --------
Total Insurance carriers                             2,736
                                                  --------
--------------------------------------------------------------------------------
LIMITED-SERVICE EATING PLACES--1.2%
--------------------------------------------------------------------------------
Starbucks*                               10,540        528
                                                  --------
Total Limited-service eating places                    528
                                                  --------
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--1.4%
--------------------------------------------------------------------------------
St. Jude Medical*                        13,340        624
                                                  --------
Total Medical equipment &
    supplies manufacturing                             624
                                                  --------
--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--1.0%
--------------------------------------------------------------------------------
Halliburton                               6,600        452
                                                  --------
Total Mining support activities                        452
                                                  --------

18 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER LARGE CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MOTOR VEHICLE MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Toyota Motor ADR #                        4,030  $     372
                                                 ---------
Total Motor vehicle manufacturing                      372
                                                 ---------
--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--1.6%
--------------------------------------------------------------------------------
American Express                         11,930        685
                                                 ---------
Total Nondepository credit
    intermediation                                     685
                                                 ---------
--------------------------------------------------------------------------------
OFFICES OF PHYSICIANS--2.4%
--------------------------------------------------------------------------------
Caremark Rx*                             20,830      1,040
                                                 ---------
Total Offices of physicians                          1,040
                                                 ---------
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--2.1%
--------------------------------------------------------------------------------
Corning*                                 46,520        899
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            899
                                                 ---------
--------------------------------------------------------------------------------
OTHER GENERAL PURPOSE MACHINERY
    MANUFACTURING--1.0%
--------------------------------------------------------------------------------
ITT Industries                            3,810        433
                                                 ---------
Total Other general purpose
    machinery manufacturing                            433
                                                 ---------
--------------------------------------------------------------------------------
OTHER LEATHER & ALLIED PRODUCT
    MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Coach*                                   14,870        466
                                                 ---------
Total Other leather & allied
    product manufacturing                              466
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--10.8%
--------------------------------------------------------------------------------
Amgen*                                   19,110      1,523
Gilead Sciences*                         21,120      1,030
Johnson & Johnson                        32,830      2,077
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                           4,630
                                                 ---------
--------------------------------------------------------------------------------
PLUMBING, FIXTURE FITTING
    AND TRIM--0.8%
--------------------------------------------------------------------------------
Fortune Brands                            4,060        330
                                                 ---------
Total Plumbing, fixture fitting
    and trim                                           330
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--1.0%
--------------------------------------------------------------------------------
Sirius Satellite Radio* #                69,250  $     454
                                                 ---------
Total Radio & television
    broadcasting                                       454
                                                 ---------
--------------------------------------------------------------------------------
RAIL TRANSPORTATION--1.0%
--------------------------------------------------------------------------------
Burlington Northern Santa Fe              6,980        417
                                                 ---------
Total Rail transportation                              417
                                                 ---------
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--2.4%
--------------------------------------------------------------------------------
Genentech*                               12,450      1,049
                                                 ---------
Total Scientific r&d services                        1,049
                                                 ---------
--------------------------------------------------------------------------------
SECURITIES & COMMODITY EXCHANGES--0.8%
--------------------------------------------------------------------------------
Chicago Mercantile
    Exchange Holdings                     1,010        341
                                                 ---------
Total Securities &
    commodity exchanges                                341
                                                 ---------
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--1.5%
--------------------------------------------------------------------------------
Morgan Stanley                           12,360        667
                                                 ---------
Total Security & commodity
    contracts intermediation &
    brokerage                                          667
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--8.9%
--------------------------------------------------------------------------------
Analog Devices                           10,240        380
Applied Materials                        62,360      1,058
Broadcom, Cl A*                          18,770        880
Marvell Technology Group*                16,390        756
Texas Instruments                        22,700        770
                                                 ---------
Total Semiconductor & other
    electronic component
    manufacturing                                    3,844
                                                 ---------
--------------------------------------------------------------------------------
SOAP, CLEANERS & TOILET PREPARATION
    MANUFACTURING--5.2%
--------------------------------------------------------------------------------
Procter & Gamble                         37,330      2,220
                                                 ---------
Total Soap, cleaners & toilet
    preparation manufacturing                        2,220
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 19

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER LARGE CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--9.4%
--------------------------------------------------------------------------------
Electronic Arts*                         14,180  $     807
Microsoft                               125,550      3,230
                                                 ---------
Total Software publishers                            4,037
                                                 ---------
--------------------------------------------------------------------------------
STEEL PRODUCT MANUFACTURING
    FROM PURCHASED STEEL--0.9%
--------------------------------------------------------------------------------
Nucor                                     6,600        389
                                                 ---------
Total Steel product manufacturing
    from purchased steel                               389
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.6%
--------------------------------------------------------------------------------
America Movil ADR, Ser L                 26,610        700
                                                 ---------
Total Telecommunications                               700
                                                 ---------
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--1.5%
--------------------------------------------------------------------------------
MGM Mirage*                              14,410        631
                                                 ---------
Total Traveler accommodation                           631
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $35,403)                                  42,830
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES--3.1%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)             1,348,300      1,348

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $1,348)                                    1,348
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--0.9%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares                370,082        370

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $370)                                        370
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--103.5%
    (COST $37,121)                                  44,548
--------------------------------------------------------------------------------

                                                                           Value
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (3.5)%
--------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                           $  (1,348)
Payable for capital shares redeemed                   (172)
Payable for investment
    securities purchased                              (145)
Payable due to administrator                            (5)
Receivable from investment adviser                       3
Other assets and liabilities, net                      144

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                  (1,523)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                $43,025
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 7,951,936 outstanding shares
    of beneficial interest                         $59,339
Undistributed net investment income                     83
Accumulated net realized loss
    on investments                                 (23,824)
Net unrealized appreciation
    on investments                                   7,427

--------------------------------------------------------------------------------
NET ASSETS                                         $43,025
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- CLASS I SHARES                  $5.41
--------------------------------------------------------------------------------

  * Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $1,287,393.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
ADR -- American Depositary Receipt
Cl -- Class
Ser -- Series

The accompanying notes are an integral part of the financial statements.

20 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER CORE GROWTH FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.1%
--------------------------------------------------------------------------------
AEROSPACE PRODUCT & PARTS
    MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Boeing                                    7,400  $     503
                                                 ---------
Total Aerospace product &
    parts manufacturing                                503
                                                 ---------
--------------------------------------------------------------------------------
AGENCIES & OTHER INSURANCE
    RELATED ACTIVITIES--0.4%
--------------------------------------------------------------------------------
Medco Health Solutions*                   3,180        174
                                                 ---------
Total Agencies & other insurance
    related activities                                 174
                                                 ---------
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--1.5%
--------------------------------------------------------------------------------
Joy Global                                4,130        208
National Oilwell Varco*                   5,910        389
                                                 ---------
Total Agriculture, construction &
    mining machinery manufacturing                     597
                                                 ---------
--------------------------------------------------------------------------------
ALUMINA & ALUMINUM PRODUCTION &
    PROCESSING--0.8%
--------------------------------------------------------------------------------
Cia Vale do Rio Doce ADR*                 7,230        317
                                                 ---------
Total Alumina & aluminum
    production & processing                            317
                                                 ---------
--------------------------------------------------------------------------------
BEER/WINE/DISTILLED ALCOHOLIC
    BEVERAGE WHOLESALE--0.4%
--------------------------------------------------------------------------------
Brown-Forman, Cl B                        2,620        156
                                                 ---------
Total Beer/wine/distilled alcoholic
    beverage wholesale                                 156
                                                 ---------
--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--2.3%
--------------------------------------------------------------------------------
PepsiCo                                  16,670        945
                                                 ---------
Total Beverage manufacturing                           945
                                                 ---------
--------------------------------------------------------------------------------
CEMENT & CONCRETE PRODUCT
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Cemex ADR                                 5,570        291
                                                 ---------
Total Cement & concrete
    product manufacturing                              291
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
CLOTHING STORES--1.0%
--------------------------------------------------------------------------------
Chico's FAS*                              6,270  $     231
Urban Outfitters*                         6,240        183
                                                 ---------
Total Clothing stores                                  414
                                                 ---------
--------------------------------------------------------------------------------
COAL MINING--1.4%
--------------------------------------------------------------------------------
Peabody Energy                            6,730        568
                                                 ---------
Total Coal mining                                      568
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--2.3%
--------------------------------------------------------------------------------
Apple Computer*                          10,720        575
EMC*                                     28,080        363
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                            938
                                                 ---------
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--0.5%
--------------------------------------------------------------------------------
Global Payments                           2,860        222
                                                 ---------
Total Data processing services                         222
                                                 ---------
--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--4.1%
--------------------------------------------------------------------------------
Bank of America                           9,430        397
HDFC Bank ADR*                              910         47
Mellon Financial                         13,850        443
Mitsubishi UFJ Financial
    Group ADR                            16,270        212
Northern Trust                           11,160        564
                                                 ---------
Total Depository credit
    intermediation                                   1,663
                                                 ---------
--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION,
    TRANSMISSION & DISTRIBUTION--0.7%
--------------------------------------------------------------------------------
CMS Energy*                              16,270        268
                                                 ---------
Total Electric power generation,
    transmission & distribution                        268
                                                 ---------
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT MANUFACTURING--4.4%
--------------------------------------------------------------------------------
General Electric                         53,240      1,793
                                                 ---------
Total Electrical equipment
    manufacturing                                    1,793
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 21

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
TURNER CORE GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--1.2%
--------------------------------------------------------------------------------
eBay*                                    11,900  $     490
                                                 ---------
Total Electronic shopping &
    mail-order houses                                  490
                                                 ---------
--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--0.8%
--------------------------------------------------------------------------------
Best Buy                                  7,160        312
                                                 ---------
Total Electronics & appliance stores                   312
                                                 ---------
--------------------------------------------------------------------------------
FOUNDRIES--0.6%
--------------------------------------------------------------------------------
Precision Castparts                       4,840        257
                                                 ---------
Total Foundries                                        257
                                                 ---------
--------------------------------------------------------------------------------
GROCERY STORES--0.8%
--------------------------------------------------------------------------------
Whole Foods Market                        2,430        327
                                                 ---------
Total Grocery stores                                   327
                                                 ---------
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE STORES--1.0%
--------------------------------------------------------------------------------
CVS                                      13,800        400
                                                 ---------
Total Health & personal care stores                    400
                                                 ---------
--------------------------------------------------------------------------------
INFORMATION SERVICES--4.5%
--------------------------------------------------------------------------------
Google, Cl A*                             2,990        946
Juniper Networks*                        13,530        322
Yahoo!*                                  16,600        562
                                                 ---------
Total Information services                           1,830
                                                 ---------
--------------------------------------------------------------------------------
INSURANCE CARRIERS--6.5%
--------------------------------------------------------------------------------
American International Group             14,920        925
Fidelity National Financial               6,810        303
Pacificare Health Systems*                3,760        300
Prudential Financial                      9,920        670
WellPoint*                                6,210        471
                                                 ---------
Total Insurance carriers                             2,669
                                                 ---------
--------------------------------------------------------------------------------
LIMITED-SERVICE EATING PLACES--0.8%
--------------------------------------------------------------------------------
Starbucks*                                6,590        330
                                                 ---------
Total Limited-service eating places                    330
                                                 ---------



                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--0.7%
--------------------------------------------------------------------------------
CH Robinson Worldwide*                    4,560  $     292
                                                 ---------
Total Management, scientific &
    technical consulting services                      292
                                                 ---------
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
St. Jude Medical*                         6,780        317
                                                 ---------
Total Medical equipment &
    supplies manufacturing                             317
                                                 ---------
--------------------------------------------------------------------------------
METAL ORE MINING--0.7%
--------------------------------------------------------------------------------
Freeport-McMoRan Copper &
    Gold, Cl B                            6,090        296
                                                 ---------
Total Metal ore mining                                 296
                                                 ---------
--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--2.0%
--------------------------------------------------------------------------------
Halliburton                               6,720        460
Noble                                     5,430        372
                                                 ---------
Total Mining support activities                        832
                                                 ---------
--------------------------------------------------------------------------------
MOTOR VEHICLE MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Toyota Motor ADR                          3,160        292
                                                 ---------
Total Motor vehicle manufacturing                      292
                                                 ---------
--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION--0.9%
--------------------------------------------------------------------------------
Williams                                 14,340        359
                                                 ---------
Total Natural gas distribution                         359
                                                 ---------
--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/MEDICAL/CONTROL INSTRUMENTS MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Roper Industries                          9,040        355
                                                 ---------
Total Navigational/measuring/
    medical/control instruments
    manufacturing                                      355
                                                 ---------
--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--1.1%
--------------------------------------------------------------------------------
American Express                          7,880        453
                                                 ---------
Total Nondepository credit intermediation              453
                                                 ---------

22 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER CORE GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OFFICES OF PHYSICIANS--1.1%
--------------------------------------------------------------------------------
Caremark Rx*                              8,700  $     434
                                                 ---------
Total Offices of physicians                            434
                                                 ---------
--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--3.4%
--------------------------------------------------------------------------------
Southwestern Energy*                      5,510        405
Ultra Petroleum*                          9,250        526
XTO Energy                                9,956        451
                                                 ---------
Total Oil & gas extraction                           1,382
                                                 ---------
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Corning*                                 20,940        405
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            405
                                                 ---------
--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--2.5%
--------------------------------------------------------------------------------
SEI Investments                           7,250        273
T. Rowe Price Group                      11,320        739
                                                 ---------
Total Other financial
    investment activities                            1,012
                                                 ---------
--------------------------------------------------------------------------------
OTHER GENERAL PURPOSE MACHINERY
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
ITT Industries                            2,650        301
                                                 ---------
Total Other general purpose
    machinery manufacturing                            301
                                                 ---------
--------------------------------------------------------------------------------
OTHER LEATHER & ALLIED PRODUCT
    MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Coach*                                    6,900        216
                                                 ---------
Total Other leather & allied
    product manufacturing                              216
                                                 ---------
--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Scientific Games, Cl A*                   5,210        162
                                                 ---------
Total Other miscellaneous
    manufacturing                                      162
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--2.2%
--------------------------------------------------------------------------------
ConocoPhillips                            6,560   $    459
Valero Energy                             3,870        437
                                                 ---------
Total Petroleum & coal products
    manufacturing                                      896
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--7.7%
--------------------------------------------------------------------------------
Amgen*                                   11,070        882
Forest Laboratories*                      6,400        249
Genzyme*                                  3,900        279
Gilead Sciences*                          9,320        455
Johnson & Johnson                        19,930      1,261
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                           3,126
                                                 ---------
--------------------------------------------------------------------------------
PIPELINE TRANSPORTATION OF NATURAL GAS--2.0%
--------------------------------------------------------------------------------
Kinder Morgan                             4,610        444
Questar                                   4,190        369
                                                 ---------
Total Pipeline transportation
    of natural gas                                     813
                                                 ---------
--------------------------------------------------------------------------------
PLUMBING, FIXTURE FITTING
    AND TRIM--0.6%
--------------------------------------------------------------------------------
Fortune Brands                            2,860        233
                                                 ---------
Total Plumbing, fixture fitting
    and trim                                           233
                                                 ---------
--------------------------------------------------------------------------------
PROFESSIONAL, SCIENTIFIC &
    TECHNICAL SERVICES--0.7%
--------------------------------------------------------------------------------
Alliance Data Systems*                    7,340        287
                                                 ---------
Total Professional, scientific &
    technical services                                 287
                                                 ---------
--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--0.6%
--------------------------------------------------------------------------------
Sirius Satellite Radio*                  40,040        262
                                                 ---------
Total Radio & television broadcasting                  262
                                                 ---------
--------------------------------------------------------------------------------
RAIL TRANSPORTATION--1.1%
--------------------------------------------------------------------------------
Burlington Northern Santa Fe              7,350        440
                                                 ---------
Total Rail transportation                              440
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 23

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
TURNER CORE GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--1.1%
--------------------------------------------------------------------------------
Genentech*                                5,530  $     466
                                                 ---------
Total Scientific r&d services                          466
                                                 ---------
--------------------------------------------------------------------------------
SECURITIES & COMMODITY EXCHANGES--0.9%
--------------------------------------------------------------------------------
Chicago Mercantile
    Exchange Holdings                     1,080        364
                                                 ---------
Total Securities & commodity
    exchanges                                          364
                                                 ---------
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--5.3%
--------------------------------------------------------------------------------
Charles Schwab                           43,530        628
Legg Mason                                3,150        345
Lehman Brothers Holdings                  3,990        465
Morgan Stanley                           13,700        739
                                                 ---------
Total Security & commodity
    contracts intermediation &
    brokerage                                        2,177
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--7.2%
--------------------------------------------------------------------------------
Advanced Micro Devices*                  12,270        309
Analog Devices                            7,490        278
Applied Materials                        43,290        734
Broadcom, Cl A*                          13,780        647
Marvell Technology Group*                10,210        471
Texas Instruments                        15,010        509
                                                 ---------
Total Semiconductor & other
    electronic component
    manufacturing                                    2,948
                                                 ---------
--------------------------------------------------------------------------------
SOAP, CLEANERS & TOILET PREPARATION
    MANUFACTURING--2.8%
--------------------------------------------------------------------------------
Procter & Gamble                         19,300      1,148
                                                 ---------
Total Soap, cleaners & toilet
    preparation manufacturing                        1,148
                                                 ---------
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--5.0%
--------------------------------------------------------------------------------
Electronic Arts*                          8,210        467
Microsoft                                61,490      1,582
                                                 ---------
Total Software publishers                            2,049
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SUGAR & CONFECTIONERY PRODUCT
    MANUFACTURING--0.9%
--------------------------------------------------------------------------------
WM Wrigley Jr                             5,070   $    364
                                                 ---------
Total Sugar & confectionery
    product manufacturing                              364
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.0%
--------------------------------------------------------------------------------
America Movil ADR, Ser L                 31,530        830
NII Holdings*                             4,560        385
                                                 ---------
Total Telecommunications                             1,215
                                                 ---------
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--1.1%
--------------------------------------------------------------------------------
MGM Mirage*                              10,660        467
                                                 ---------
Total Traveler accommodation                           467
                                                 ---------
--------------------------------------------------------------------------------
WATER, SEWAGE & OTHER SYSTEMS--0.6%
--------------------------------------------------------------------------------
Aqua America                              6,600        251
                                                 ---------
Total Water, sewage & other systems                    251
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $36,141)                                  40,078
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--2.7%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares              1,096,441      1,096

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $1,096)                                    1,096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.8%
    (COST $37,237)                                  41,174
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (0.8)%
--------------------------------------------------------------------------------
Receivable from investment adviser                      10
Payable for investment
    securities purchased                              (695)
Payable due to administrator                            (5)
Payable for capital shares redeemed                     (1)
Other assets and liabilities, net                      375

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                    (316)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                $40,858
--------------------------------------------------------------------------------

24 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER CORE GROWTH FUND

                                                   Value
                                                   (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 3,737,140 outstanding shares
    of beneficial interest                        $ 38,472
Portfolio capital of Class II Shares
    (unlimited authorization -- no par value)
    based on 47 outstanding shares
    of beneficial interest                               1
Undistributed net investment income                     65
Accumulated net realized loss
    on investments                                  (1,617)
Net unrealized appreciation
    on investments                                   3,937

--------------------------------------------------------------------------------
NET ASSETS                                         $40,858
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I SHARES
    ($40,856,593 / 3,737,140 SHARES)                $10.93
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS II SHARES
    ($514 / 47 SHARES)                              $10.93
--------------------------------------------------------------------------------

* Non-income producing security
ADR -- American Depositary Receipt
Cl -- Class
Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2005 ANNUAL REPORT 25

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
TURNER STRATEGIC GROWTH FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.3%
--------------------------------------------------------------------------------
AEROSPACE PRODUCT & PARTS
    MANUFACTURING--1.4%
--------------------------------------------------------------------------------
Boeing                                    1,500  $     102
                                                 ---------
Total Aerospace product &
    parts manufacturing                                102
                                                 ---------
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--2.5%
--------------------------------------------------------------------------------
Caterpillar                               1,960        115
Joy Global                                1,320         67
                                                 ---------
Total Agriculture, construction &
    mining machinery manufacturing                     182
                                                 ---------
--------------------------------------------------------------------------------
ALUMINA & ALUMINUM PRODUCTION &
    PROCESSING--0.9%
--------------------------------------------------------------------------------
Cia Vale do Rio Doce ADR*                 1,470         65
                                                 ---------
Total Alumina & aluminum
    production & processing                             65
                                                 ---------
--------------------------------------------------------------------------------
CEMENT & CONCRETE PRODUCT
    MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Cemex ADR                                 1,260         66
                                                 ---------
Total Cement & concrete
    product manufacturing                               66
                                                 ---------
--------------------------------------------------------------------------------
CLOTHING STORES--2.5%
--------------------------------------------------------------------------------
Chico's FAS*                              1,530         56
Nordstrom                                 2,160         74
Urban Outfitters*                         1,730         51
                                                 ---------
Total Clothing stores                                  181
                                                 ---------
--------------------------------------------------------------------------------
COAL MINING--1.0%
--------------------------------------------------------------------------------
Peabody Energy                              830         70
                                                 ---------
Total Coal mining                                       70
                                                 ---------
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--4.1%
--------------------------------------------------------------------------------
Ericsson Telephone ADR #                  2,710        100
Motorola                                  6,150        136
Sony ADR                                  1,760         58
                                                  ---------
Total Communications equipment
    manufacturing                                      294
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--4.9%
--------------------------------------------------------------------------------
Apple Computer*                           2,580  $     138
EMC*                                     11,020        143
Sandisk*                                  1,430         69
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                            350
                                                 ---------
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT MANUFACTURING--5.7%
--------------------------------------------------------------------------------
General Electric                         12,200        411
                                                 ---------
Total Electrical equipment
    manufacturing                                      411
                                                 ---------
--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--1.8%
--------------------------------------------------------------------------------
eBay*                                     3,110        128
                                                 ---------
Total Electronic shopping &
    mail-order houses                                  128
                                                 ---------
--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--0.9%
--------------------------------------------------------------------------------
Best Buy                                  1,525         66
                                                 ---------
Total Electronics & appliance stores                    66
                                                 ---------
--------------------------------------------------------------------------------
FOUNDRIES--0.9%
--------------------------------------------------------------------------------
Precision Castparts                       1,260         67
                                                 ---------
Total Foundries                                         67
                                                 ---------
--------------------------------------------------------------------------------
GROCERY STORES--0.9%
--------------------------------------------------------------------------------
Whole Foods Market                          500         67
                                                 ---------
Total Grocery stores                                    67
                                                 ---------
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--1.9%
--------------------------------------------------------------------------------
Kla-Tencor*                               1,300         64
Teradyne*                                 4,250         70
                                                 ---------
Total Industrial machinery
    manufacturing                                      134
                                                 ---------
--------------------------------------------------------------------------------
INFORMATION SERVICES--7.8%
--------------------------------------------------------------------------------
Google, Cl A*                               790        250
Juniper Networks*                         5,120        122
Netease.com ADR*                            540         48
Yahoo!*                                   4,010        136
                                                 ---------
Total Information services                             556
                                                 ---------

26 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER STRATEGIC GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
INSURANCE CARRIERS--3.9%
--------------------------------------------------------------------------------
UnitedHealth Group                        2,600  $     146
WellPoint*                                1,780        135
                                                 ---------
Total Insurance carriers                               281
                                                 ---------
--------------------------------------------------------------------------------
INVESTIGATION & SECURITY SERVICES--0.2%
--------------------------------------------------------------------------------
Cogent*                                     650         16
                                                 ---------
Total Investigation & security services                 16
                                                 ---------
--------------------------------------------------------------------------------
LIMITED-SERVICE EATING PLACES--0.9%
--------------------------------------------------------------------------------
Starbucks*                                1,290         65
                                                 ---------
Total Limited-service eating places                     65
                                                 ---------
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--1.3%
--------------------------------------------------------------------------------
St. Jude Medical*                         1,970         92
                                                 ---------
Total Medical equipment &
    supplies manufacturing                              92
                                                 ---------
--------------------------------------------------------------------------------
MOTOR VEHICLE MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Toyota Motor ADR #                          880         81
                                                 ---------
Total Motor vehicle manufacturing                       81
                                                 ---------
--------------------------------------------------------------------------------
NATURAL GAS DISTRIBUTION--1.0%
--------------------------------------------------------------------------------
Williams                                  2,830         71
                                                 ---------
Total Natural gas distribution                          71
                                                 ---------
--------------------------------------------------------------------------------
OFFICES OF PHYSICIANS--2.0%
--------------------------------------------------------------------------------
Caremark Rx*                              2,860        143
                                                 ---------
Total Offices of physicians                            143
                                                 ---------
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--2.0%
--------------------------------------------------------------------------------
Corning*                                  7,210        139
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            139
                                                 ---------
--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--2.1%
--------------------------------------------------------------------------------
SEI Investments                           1,740         65
T. Rowe Price Group                       1,310         86
                                                 ---------
Total Other financial
    investment activities                              151
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER GENERAL PURPOSE MACHINERY
    MANUFACTURING--1.2%
--------------------------------------------------------------------------------
ITT Industries                              780  $      89
                                                 ---------
Total Other general purpose
    machinery manufacturing                             89
                                                 ---------
--------------------------------------------------------------------------------
OTHER LEATHER & ALLIED PRODUCT
    MANUFACTURING--1.1%
--------------------------------------------------------------------------------
Coach*                                    2,560         80
                                                 ---------
Total Other leather & allied product
    manufacturing                                       80
                                                 ---------
--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Scientific Games, Cl A*                   1,850         57
                                                 ---------
Total Other miscellaneous
    manufacturing                                       57
                                                 ---------
--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Valero Energy                               600         68
                                                 ---------
Total Petroleum & coal products
    manufacturing                                       68
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--9.9%
--------------------------------------------------------------------------------
Amgen*                                    2,020        161
Genzyme*                                  1,750        125
Gilead Sciences*                          2,950        144
Johnson & Johnson                         3,280        207
Sepracor*                                 1,130         67
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                             704
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL PREPARATION--0.9%
--------------------------------------------------------------------------------
Bausch & Lomb                               780         63
                                                 ---------
Total Pharmaceutical preparation                        63
                                                 ---------
--------------------------------------------------------------------------------
PIPELINE TRANSPORTATION OF
    NATURAL GAS--1.0%
--------------------------------------------------------------------------------
Kinder Morgan                               700         67
                                                 ---------
Total Pipeline transportation
    of natural gas                                      67
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 27

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER STRATEGIC GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PLUMBING, FIXTURE FITTING
    AND TRIM--1.0%
--------------------------------------------------------------------------------
Fortune Brands                              910  $      74
                                                 ---------
Total Plumbing, fixture fitting
    and trim                                            74
                                                 ---------
--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--1.3%
--------------------------------------------------------------------------------
Sirius Satellite Radio* #                13,920         91
                                                 ---------
Total Radio & television
    broadcasting                                        91
                                                 ---------
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--2.1%
--------------------------------------------------------------------------------
Genentech*                                1,740        147
                                                 ---------
Total Scientific r&d services                          147
                                                 ---------
--------------------------------------------------------------------------------
SECURITIES & COMMODITY EXCHANGES--1.1%
--------------------------------------------------------------------------------
Chicago Mercantile
    Exchange Holdings                       240         81
                                                 ---------
Total Securities & commodity exchanges                  81
                                                 ---------
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--1.8%
--------------------------------------------------------------------------------
Charles Schwab                            4,700         68
Morgan Stanley                            1,160         62
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                         130
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--10.7%
--------------------------------------------------------------------------------
Advanced Micro Devices*                   4,810        121
Analog Devices                            1,720         64
Applied Materials                         8,070        137
Broadcom, Cl A*                           3,560        167
Marvell Technology Group*                 3,040        140
Texas Instruments                         3,930        133
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                            762
                                                 ---------
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--7.3%
--------------------------------------------------------------------------------
Electronic Arts*                          2,130        121
Microsoft                                15,500        399
                                                 ---------
Total Software publishers                              520
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
STEEL PRODUCT MANUFACTURING
    FROM PURCHASED STEEL--0.9%
--------------------------------------------------------------------------------
Nucor                                     1,100  $      65
                                                 ---------
Total Steel product manufacturing
    from purchased steel                                65
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.4%
--------------------------------------------------------------------------------
America Movil ADR, Ser L                  3,870        102
NII Holdings*                               840         71
                                                 ---------
Total Telecommunications                               173
                                                 ---------
--------------------------------------------------------------------------------
TELEPHONE APPARATUS
    MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Comverse Technology*                      2,440         64
                                                 ---------
Total Telephone apparatus
    manufacturing                                       64
                                                 ---------
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--1.3%
--------------------------------------------------------------------------------
MGM Mirage*                               2,080         91
                                                 ---------
Total Traveler accommodation                            91
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $6,032)                                    7,104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
    FOR LOANED SECURITIES--3.4%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)               243,600        244

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $244)                                        244
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--1.0%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares                 72,194         72

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $72)                                          72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--103.7%
    (COST $6,348)                                    7,420
--------------------------------------------------------------------------------

28 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER STRATEGIC GROWTH FUND

                                                      Value
                                                      (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (3.7)%
--------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                            $   (244)
Payable for investment securities purchased            (94)
Payable due to investment adviser                       (1)
Payable due to administrator                            (1)
Other assets and liabilities, net                       78

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                    (262)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                $7,158
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 613,019 outstanding shares
    of beneficial interest                       $  19,137
Accumulated net realized loss
    on investments                                 (13,051)
Net unrealized appreciation
    on investments                                   1,072

--------------------------------------------------------------------------------
NET ASSETS                                        $  7,158
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- CLASS I SHARES                $11.68
--------------------------------------------------------------------------------

*   Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $232,275.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
ADR -- American Depositary Receipt
Cl -- Class
Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2005 ANNUAL REPORT 29

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.4%
--------------------------------------------------------------------------------
ADMINISTRATION OF HUMAN
    RESOURCE PROGRAMS--0.7%
--------------------------------------------------------------------------------
Express Scripts* #                      105,328  $   6,551
                                                 ---------
Total Administration of human
    resource programs                                6,551
                                                 ---------
--------------------------------------------------------------------------------
ADVERTISING & RELATED SERVICES--1.4%
--------------------------------------------------------------------------------
aQuantive*                              211,670      4,261
Getty Images* #                         108,740      9,356
                                                 ---------
Total Advertising & related services                13,617
                                                 ---------
--------------------------------------------------------------------------------
AEROSPACE PRODUCT & PARTS
    MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Empresa Brasileira de
    Aeronautica ADR                      92,060      3,554
                                                 ---------
Total Aerospace product &
    parts manufacturing                              3,554
                                                 ---------
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING MACHINERY MANUFACTURING--3.7%
--------------------------------------------------------------------------------
Grant Prideco*                          209,550      8,518
Joy Global                              195,770      9,878
National Oilwell Varco*                 191,940     12,630
Terex*                                   99,470      4,917
                                                 ---------
Total Agriculture, construction &
    mining machinery manufacturing                  35,943
                                                 ---------
--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Hansen Natural* #                        80,690      3,799
                                                 ---------
Total Beverage manufacturing                         3,799
                                                 ---------
--------------------------------------------------------------------------------
CEMENT & CONCRETE PRODUCT
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Florida Rock Industries                 120,140      7,700
                                                 ---------
Total Cement & concrete
    product manufacturing                            7,700
                                                 ---------
--------------------------------------------------------------------------------
CLAY PRODUCT & REFRACTORY MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Ceradyne*                               102,070      3,744
                                                 ---------
Total Clay product & refractory
    manufacturing                                    3,744
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
CLOTHING STORES--3.1%
--------------------------------------------------------------------------------
Chico's FAS*                            327,750    $12,061
Nordstrom #                             184,640      6,337
Urban Outfitters* #                     382,620     11,249
                                                 ---------
Total Clothing stores                               29,647
                                                 ---------
--------------------------------------------------------------------------------
COAL MINING--1.8%
--------------------------------------------------------------------------------
Consol Energy #                          95,580      7,290
Peabody Energy                          116,980      9,867
                                                 ---------
Total Coal mining                                   17,157
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--1.6%
--------------------------------------------------------------------------------
Sandisk*                                327,160     15,785
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                         15,785
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--1.4%
--------------------------------------------------------------------------------
Foundry Networks*                       563,510      7,157
Ixia* #                                  31,833        468
Netgear*                                232,712      5,599
                                                 ---------
Total Computer systems design &
    related services                                13,224
                                                 ---------
--------------------------------------------------------------------------------
CUT & SEW APPAREL MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Polo Ralph Lauren #                     161,660      8,132
                                                 ---------
Total Cut & sew apparel
    manufacturing                                    8,132
                                                 ---------
--------------------------------------------------------------------------------
DAIRY PRODUCT MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Dean Foods*                             153,590      5,969
                                                 ---------
Total Dairy product manufacturing                    5,969
                                                 ---------
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--0.9%
--------------------------------------------------------------------------------
Global Payments #                       105,660      8,212
                                                 ---------
Total Data processing services                       8,212
                                                 ---------
--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--1.6%
--------------------------------------------------------------------------------
Mellon Financial                        231,300      7,394
Northern Trust                          162,151      8,197
                                                 ---------
Total Depository credit
    intermediation                                  15,591
                                                 ---------

30 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
DRUGS & DRUGGISTS' SUNDRIES WHOLESALE--0.9%
--------------------------------------------------------------------------------
Henry Schein*                           200,000   $  8,524
                                                 ---------
Total Drugs & druggists'
    sundries wholesale                               8,524
                                                 ---------
--------------------------------------------------------------------------------
ELECTRICAL GOODS WHOLESALE--0.8%
--------------------------------------------------------------------------------
WESCO International*                    216,520      7,334
                                                 ---------
Total Electrical goods wholesale                     7,334
                                                 ---------
--------------------------------------------------------------------------------
ELECTRONICS & APPLIANCE STORES--0.8%
--------------------------------------------------------------------------------
CDW #                                   126,137      7,432
                                                 ---------
Total Electronics & appliance stores                 7,432
                                                 ---------
--------------------------------------------------------------------------------
EMPLOYMENT SERVICES--0.7%
--------------------------------------------------------------------------------
Manpower #                              150,060      6,661
                                                 ---------
Total Employment services                            6,661
                                                 ---------
--------------------------------------------------------------------------------
FOUNDRIES--1.1%
--------------------------------------------------------------------------------
Precision Castparts                     199,760     10,607
                                                 ---------
Total Foundries                                     10,607
                                                 ---------
--------------------------------------------------------------------------------
FREIGHT TRANSPORTATION ARRANGEMENT--0.7%
--------------------------------------------------------------------------------
UTI Worldwide #                          85,320      6,629
                                                 ---------
Total Freight transportation
    arrangement                                      6,629
                                                 ---------
--------------------------------------------------------------------------------
GENERAL MEDICAL & SURGICAL HOSPITALS--0.5%
--------------------------------------------------------------------------------
Community Health Systems*               118,220      4,588
                                                 ---------
Total General medical &
    surgical hospitals                               4,588
                                                 ---------
--------------------------------------------------------------------------------
GROCERY STORES--0.8%
--------------------------------------------------------------------------------
Whole Foods Market #                     57,180      7,688
                                                 ---------
Total Grocery stores                                 7,688
                                                 ---------
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE STORES--1.2%
--------------------------------------------------------------------------------
Omnicare                                206,540     11,614
                                                 ---------
Total Health & personal care stores                 11,614
                                                 ---------
--------------------------------------------------------------------------------
HOME FURNISHINGS STORES--0.9%
--------------------------------------------------------------------------------
Williams-Sonoma* #                      224,120      8,595
                                                 ---------
Total Home furnishings stores                        8,595
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--3.7%
--------------------------------------------------------------------------------
Kla-Tencor*                             346,240    $16,883
Teradyne*                               559,820      9,237
Varian Semiconductor
    Equipment Associates* #             225,990      9,575
                                                 ---------
Total Industrial machinery
    manufacturing                                   35,695
                                                 ---------
--------------------------------------------------------------------------------
INFORMATION SERVICES--1.9%
--------------------------------------------------------------------------------
CNET Networks* #                        760,130     10,315
Netease.com ADR* #                       47,980      4,319
Valueclick*                             198,663      3,395
                                                 ---------
Total Information services                          18,029
                                                 ---------
--------------------------------------------------------------------------------
INSURANCE CARRIERS--2.8%
--------------------------------------------------------------------------------
Fidelity National Financial             205,580      9,152
Pacificare Health Systems*              150,990     12,046
WellChoice*                              70,790      5,373
                                                 ---------
Total Insurance carriers                            26,571
                                                 ---------
--------------------------------------------------------------------------------
INVESTIGATION & SECURITY SERVICES--0.8%
--------------------------------------------------------------------------------
Cogent* #                               328,281      7,797
                                                 ---------
Total Investigation & security services              7,797
                                                 ---------
--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--2.1%
--------------------------------------------------------------------------------
CH Robinson Worldwide*                  121,980      7,821
Monster Worldwide* #                    387,625     11,904
                                                 ---------
Total Management, scientific &
    technical consulting services                   19,725
                                                 ---------
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
C.R. Bard                                97,430      6,433
                                                 ---------
Total Medical equipment &
    supplies manufacturing                           6,433
                                                 ---------
--------------------------------------------------------------------------------
METAL ORE MINING--0.3%
--------------------------------------------------------------------------------
Freeport-McMoRan Copper &
    Gold, Cl B                           61,730      2,999
                                                 ---------
Total Metal ore mining                               2,999
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 31

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--1.5%
--------------------------------------------------------------------------------
Patterson-UTI Energy                    203,740  $   7,351
Tidewater #                             152,690      7,431
                                                 ---------
Total Mining support activities                     14,782
                                                 ---------
--------------------------------------------------------------------------------
MISCELLANEOUS NONDURABLE
    GOODS WHOLESALE--0.7%
--------------------------------------------------------------------------------
Mosaic* #                               427,260      6,845
                                                 ---------
Total Miscellaneous nondurable
    goods wholesale                                  6,845
                                                 ---------
--------------------------------------------------------------------------------
MOTOR VEHICLE MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Oshkosh Truck                           169,890      7,332
                                                 ---------
Total Motor vehicle manufacturing                    7,332
                                                 ---------
--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/MEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--5.3%
--------------------------------------------------------------------------------
Agilent Technologies*                   362,940     11,886
Ametek                                  163,770      7,037
DaVita* #                               148,050      6,821
Fisher Scientific International*        144,320      8,955
Itron*                                   97,225      4,439
Roper Industries #                      299,360     11,762
                                                 ---------
Total Navigational/measuring/medical/
    control instruments manufacturing               50,900
                                                 ---------
--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--4.7%
--------------------------------------------------------------------------------
Chesapeake Energy                       130,890      5,007
Range Resources                         289,110     11,163
Southwestern Energy*                     95,300      6,995
Ultra Petroleum*                        180,820     10,285
XTO Energy                              264,506     11,987
                                                 ---------
Total Oil & gas extraction                          45,437
                                                 ---------
--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--3.6%
--------------------------------------------------------------------------------
Affiliated Managers Group* #            137,290      9,943
SEI Investments #                       214,310      8,054
T. Rowe Price Group                     249,760     16,309
                                                 ---------
Total Other financial
    investment activities                           34,306
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER LEATHER & ALLIED PRODUCT
    MANUFACTURING--1.5%
--------------------------------------------------------------------------------
Coach*                                  464,430  $  14,565
                                                 ---------
Total Other leather & allied product
    manufacturing                                   14,565
                                                 ---------
--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--1.6%
--------------------------------------------------------------------------------
Scientific Games, Cl A*                 311,600      9,660
WMS Industries* #                       217,880      6,129
                                                 ---------
Total Other miscellaneous
    manufacturing                                   15,789
                                                 ---------
--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--0.8%
--------------------------------------------------------------------------------
Coventry Health Care*                    95,150      8,185
                                                 ---------
Total Outpatient care centers                        8,185
                                                 ---------
--------------------------------------------------------------------------------
PLUMBING, FIXTURE FITTING
    AND TRIM--1.2%
--------------------------------------------------------------------------------
Fortune Brands                          138,670     11,278
                                                 ---------
Total Plumbing, fixure fitting
    and trim                                        11,278
                                                 ---------
--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Sunoco                                  148,490     11,612
                                                 ---------
Total Petroleum & coal products
    manufacturing                                   11,612
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--6.3%
--------------------------------------------------------------------------------
Allergan                                 82,080      7,520
Dade Behring Holdings                   252,260      9,248
Forest Laboratories*                    235,190      9,165
Kos Pharmaceuticals*                     96,666      6,470
Medimmune*                              211,890      7,130
MGI Pharma*                             198,651      4,630
Sepracor* #                             138,680      8,181
Shire Pharmaceuticals ADR               208,782      7,723
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                          60,067
                                                 ---------

32 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PIPELINE TRANSPORTATION OF NATURAL GAS--1.1%
--------------------------------------------------------------------------------
Kinder Morgan                            56,300    $ 5,414
Questar                                  55,920      4,927
                                                 ---------
Total Pipeline transportation
    of natural gas                                  10,341
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL PREPARATION--1.0%
--------------------------------------------------------------------------------
Bausch & Lomb                           115,560      9,323
                                                 ---------
Total Pharmaceutical preparation                     9,323
                                                 ---------
--------------------------------------------------------------------------------
PRIMARY METAL MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Allegheny Technologies                  180,830      5,602
                                                 ---------
Total Primary metal manufacturing                    5,602
                                                 ---------
--------------------------------------------------------------------------------
PROFESSIONAL, SCIENTIFIC &
    TECHNICAL SERVICES--0.8%
--------------------------------------------------------------------------------
Alliance Data Systems*                  187,420      7,338
                                                 ---------
Total Professional, scientific &
    technical services                               7,338
                                                 ---------
--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--1.4%
--------------------------------------------------------------------------------
Sirius Satellite Radio* #             2,065,920     13,532
                                                 ---------
Total Radio & television
    broadcasting                                    13,532
                                                 ---------
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--2.0%
--------------------------------------------------------------------------------
Celgene* #                              197,217     10,713
Protein Design Labs*                    287,220      8,042
                                                 ---------
Total Scientific r&d services                       18,755
                                                 ---------
--------------------------------------------------------------------------------
SECURITIES & COMMODITY EXCHANGES--0.8%
--------------------------------------------------------------------------------
Chicago Mercantile
    Exchange Holdings #                  22,030      7,431
                                                 ---------
Total Securities & commodity
    exchanges                                        7,431
                                                 ---------
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--2.7%
--------------------------------------------------------------------------------
Ameritrade Holding*                     457,349      9,824
Jefferies Group #                       133,617      5,819
Legg Mason                               95,330     10,457
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                      26,100
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--9.2%
--------------------------------------------------------------------------------
Advanced Micro Devices* #               612,120  $  15,426
Analog Devices                          312,770     11,616
ASML Holding, NY Shares*                458,050      7,562
Broadcom, Cl A*                         484,760     22,740
Cypress Semiconductor* #                516,420      7,772
Genesis Microchip*                      218,370      4,793
JDS Uniphase*                         2,620,520      5,818
Micron Technology*                      342,540      4,556
Silicon Laboratories*                   166,890      5,072
Sirf Technology Holdings*               108,870      3,280
                                                 ---------
Total Semiconductor & other
    electronic component
    manufacturing                                   88,635
                                                 ---------

--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--1.7%
--------------------------------------------------------------------------------
Akamai Technologies* #                  348,955      5,566
F5 Networks* #                           92,987      4,042
Openwave Systems* #                     377,600      6,789
                                                 ---------
Total Software publishers                           16,397
                                                 ---------
--------------------------------------------------------------------------------
SPORTING GOODS/HOBBY/
    MUSICAL INSTRUMENT STORES--0.6%
--------------------------------------------------------------------------------
GameStop, Cl A* #                       172,250      5,421
                                                 ---------
Total Sporting goods/hobby/
    musical instrument stores                        5,421
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.3%
--------------------------------------------------------------------------------
Adtran                                  209,219      6,590
NII Holdings*                           180,340     15,230
                                                 ---------
Total Telecommunications                            21,820
                                                 ---------
--------------------------------------------------------------------------------
TELEPHONE APPARATUS MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Comverse Technology*                    456,430     11,990
                                                 ---------
Total Telephone apparatus
    manufacturing                                   11,990
                                                 ---------


                                              TURNER FUNDS 2005 ANNUAL REPORT 33

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--4.5%
--------------------------------------------------------------------------------
Gaylord Entertainment*                   98,960   $  4,715
Harrah's Entertainment                  117,740      7,676
MGM Mirage* #                           275,590     12,063
Starwood Hotels &
    Resorts Worldwide                   167,130      9,555
Station Casinos                         134,500      8,925
                                                 ---------
Total Traveler accommodation                        42,934
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $752,552)                                952,263
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES--11.3%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)           107,981,200    107,981

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $107,981)                                107,981
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--1.1%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares             10,605,694     10,606

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $10,606)                                  10,606
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--111.8%
    (COST $871,139)                              1,070,850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (11.8)%
--------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                            (107,981)
Payable for investment
    securities purchased                            (9,633)
Payable for capital shares redeemed                 (2,643)
Payable due to investment adviser                     (581)
Payable due to administrator                          (116)
Other assets and liabilities, net                    7,667

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                (113,287)
--------------------------------------------------------------------------------
NET ASSETS 100%                                   $957,563
--------------------------------------------------------------------------------

                                                   Value
                                                   (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 36,214,469 outstanding shares
    of beneficial interest                      $1,251,068
Portfolio capital of Class II Shares
    (unlimited authorization -- no par value)
    based on 70,793 outstanding shares
    of beneficial interest                           1,463
Accumulated net investment loss                         (8)
Accumulated net realized loss
    on investments                                (494,671)
Net unrealized appreciation
    on investments                                 199,711

--------------------------------------------------------------------------------
NET ASSETS                                       $ 957,563
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I SHARES
    ($955,730,038 / 36,214,469 SHARES)              $26.39
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS II SHARES
    ($1,832,484 / 70,793 SHARES)                    $25.89
--------------------------------------------------------------------------------

*   Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $105,028,035.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
ADR - American Depositary Receipt
Cl -- Class
NY -- New York

The accompanying notes are an integral part of the financial statements.

34 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--97.5%
--------------------------------------------------------------------------------
ACCOUNTING/TAX PREPARATION/BOOKKEEPING/
    PAYROLL SERVICES--0.9%
--------------------------------------------------------------------------------
Jackson Hewitt Tax Service               93,860  $   2,244
                                                 ---------
Total Accounting/tax preparation/
    bookkeeping/payroll services                     2,244
                                                 ---------
--------------------------------------------------------------------------------
ACTIVITIES RELATED TO CREDIT INTERMEDIATION--1.1%
--------------------------------------------------------------------------------
Euronet Worldwide* #                     50,530      1,495
Heartland Payment Systems* #             54,930      1,311
                                                 ---------
Total Activities related to
    credit intermediation                            2,806
                                                 ---------
--------------------------------------------------------------------------------
ADVERTISING & RELATED SERVICES--1.1%
--------------------------------------------------------------------------------
aQuantive* #                            142,020      2,859
                                                 ---------
Total Advertising & related services                 2,859
                                                 ---------
--------------------------------------------------------------------------------
AEROSPACE PRODUCT &
    PARTS MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Hexcel*                                 110,480      2,021
                                                 ---------
Total Aerospace product &
    parts manufacturing                              2,021
                                                 ---------
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--2.0%
--------------------------------------------------------------------------------
Astec Industries*                        44,450      1,262
Bucyrus International, Cl A              41,410      2,034
Hydril*                                  25,620      1,759
                                                 ---------
Total Agriculture, construction &
    mining machinery manufacturing                   5,055
                                                 ---------
--------------------------------------------------------------------------------
ARCHITECTURAL, ENGINEERING &
    RELATED SERVICES--1.2%
--------------------------------------------------------------------------------
Tetra Tech*                              72,480      1,219
Washington Group International* #        34,300      1,849
                                                 ---------
Total Architectural, engineering &
    related services                                 3,068
                                                 ---------
--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Hansen Natural*                          20,910        984
                                                 ---------
Total Beverage manufacturing                           984
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
CEMENT & CONCRETE PRODUCT
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Eagle Materials #                        14,990  $   1,819
                                                 ---------
Total Cement & concrete
    product manufacturing                            1,819
                                                 ---------
--------------------------------------------------------------------------------
CLAY PRODUCT & REFRACTORY MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Ceradyne*                                34,470      1,264
                                                 ---------
Total Clay product &
    refractory manufacturing                         1,264
                                                 ---------

--------------------------------------------------------------------------------
CLOTHING STORES--1.2%
--------------------------------------------------------------------------------
Carter's* #                              22,420      1,274
Dress Barn*                              76,540      1,742
                                                 ---------
Total Clothing stores                                3,016
                                                 ---------
--------------------------------------------------------------------------------
COAL MINING--1.0%
--------------------------------------------------------------------------------
Alpha Natural Resources*                 87,270      2,622
                                                 ---------
Total Coal mining                                    2,622
                                                 ---------
--------------------------------------------------------------------------------
COMMERCIAL & SERVICE INDUSTRY
    MACHINERY MANUFACTURING--0.3%
--------------------------------------------------------------------------------
Imax*                                    66,090        689
                                                 ---------
Total Commercial & service industry
    machinery manufacturing                            689
                                                 ---------
--------------------------------------------------------------------------------
COMMUNITY CARE FACILITIES FOR THE ELDERLY--1.1%
--------------------------------------------------------------------------------
Sunrise Senior Living* #                 41,780      2,788
                                                 ---------
Total Community care facilities
    for the elderly                                  2,788
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers*           66,000      1,975
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                          1,975
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--6.8%
--------------------------------------------------------------------------------
Digital Insight*                         61,510      1,603
Foundry Networks*                       121,500      1,543
Internet Security Systems*               54,110      1,299

                                              TURNER FUNDS 2005 ANNUAL REPORT 35

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
Ixia* #                                  49,561   $    729
Micros Systems*                          65,240      2,854
Netgear* #                               94,260      2,268
Open Solutions* #                        64,700      1,412
Parametric Technology*                  370,210      2,581
Witness Systems*                        158,790      3,317
                                                 ---------
Total Computer systems design &
    related services                                17,606
                                                 ---------
--------------------------------------------------------------------------------
CUT & SEW APPAREL MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Guess ?*                                 66,100      1,416
Warnaco Group*                           78,990      1,731
                                                 ---------
Total Cut & sew apparel
    manufacturing                                    3,147
                                                 ---------
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES--1.0%
--------------------------------------------------------------------------------
Global Cash Access*                      52,080        734
MoneyGram International                  84,600      1,837
                                                 ---------
Total Data processing services                       2,571
                                                 ---------
--------------------------------------------------------------------------------
DEEP SEA, COASTAL & GREAT LAKES
    WATER TRANSPORTATION--0.6%
--------------------------------------------------------------------------------
Hornbeck Offshore Services*              39,170      1,435
                                                 ---------
Total Deep sea, coastal &
    great lakes water transportation                 1,435
                                                 ---------
--------------------------------------------------------------------------------
DEPARTMENT STORES--0.4%
--------------------------------------------------------------------------------
Stein Mart #                             54,890      1,114
                                                 ---------
Total Department stores                              1,114
                                                 ---------
--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--2.3%
--------------------------------------------------------------------------------
Boston Private Financial
    Holdings #                           67,210      1,784
East West Bancorp                        75,962      2,586
Wintrust Financial #                     31,160      1,566
                                                 ---------
Total Depository credit
    intermediation                                   5,936
                                                 ---------
--------------------------------------------------------------------------------
ELECTRICAL GOODS WHOLESALE--1.0%
--------------------------------------------------------------------------------
WESCO International*                     77,800      2,635
                                                 ---------
Total Electrical goods wholesale                     2,635
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
ELECTRONIC SHOPPING & MAIL-ORDER HOUSES--1.5%
--------------------------------------------------------------------------------
Coldwater Creek*                         96,613   $  2,436
GSI Commerce* #                          72,350      1,440
                                                 ---------
Total Electronic shopping &
    mail-order houses                                3,876
                                                 ---------
--------------------------------------------------------------------------------
EMPLOYMENT SERVICES--1.9%
--------------------------------------------------------------------------------
Administaff #                            71,260      2,832
Labor Ready* #                           76,190      1,954
                                                 ---------
Total Employment services                            4,786
                                                 ---------
--------------------------------------------------------------------------------
FOOTWEAR MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Wolverine World Wide                     84,070      1,770
                                                 ---------
Total Footwear manufacturing                         1,770
                                                 ---------
--------------------------------------------------------------------------------
GENERAL FREIGHT TRUCKING--0.6%
--------------------------------------------------------------------------------
Forward Air                              40,000      1,474
                                                 ---------
Total General freight trucking                       1,474
                                                 ---------
--------------------------------------------------------------------------------
GENERAL MEDICAL & SURGICAL HOSPITALS--1.7%
--------------------------------------------------------------------------------
American Healthways* #                   54,000      2,290
United Surgical Partners
    International*                       55,510      2,171
                                                 ---------
Total General medical &
    surgical hospitals                               4,461
                                                 ---------
--------------------------------------------------------------------------------
GROCERY & RELATED PRODUCT WHOLESALERS--0.9%
--------------------------------------------------------------------------------
United Natural Foods*                    64,402      2,277
                                                 ---------
Total Grocery & related
    product wholesalers                              2,277
                                                 ---------
--------------------------------------------------------------------------------
GROCERY STORES--0.4%
--------------------------------------------------------------------------------
Pantry*                                  27,840      1,040
                                                 ---------
Total Grocery stores                                 1,040
                                                 ---------
--------------------------------------------------------------------------------
HARDWARE, & PLUMBING & HEATING EQUIPMENT &
    SUPPLIES WHOLESALE--0.9%
--------------------------------------------------------------------------------
Watsco                                   45,870      2,436
                                                 ---------
Total Hardware, & plumbing &
    heating equipment & supplies
    wholesale                                        2,436
                                                 ---------

36  TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
HOME HEALTH CARE SERVICES--0.5%
--------------------------------------------------------------------------------
Intuitive Surgical*                      16,980   $  1,244
                                                 ---------
Total Home health care services                      1,244
                                                 ---------
--------------------------------------------------------------------------------
HVAC & COMMERCIAL REFRIGERATION
    EQUIPMENT MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Manitowoc                                26,550      1,334
                                                 ---------
Total Hvac & commercial refrigeration
    equipment manufacturing                          1,334
                                                 ---------
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--1.4%
--------------------------------------------------------------------------------
Entegris*                               106,182      1,200
Varian Semiconductor
    Equipment Associates* #              58,460      2,477
                                                 ---------
Total Industrial machinery
    manufacturing                                    3,677
                                                 ---------
--------------------------------------------------------------------------------
INFORMATION SERVICES--3.8%
--------------------------------------------------------------------------------
CNET Networks*                          175,820      2,386
Homestore*                              278,678      1,212
Internet Capital Group*                 237,180      2,090
Sina*                                    45,040      1,239
Valueclick*                             169,060      2,889
                                                 ---------
Total Information services                           9,816
                                                 ---------
--------------------------------------------------------------------------------
INSURANCE CARRIERS--0.4%
--------------------------------------------------------------------------------
WellCare Health Plans*                   30,070      1,114
                                                 ---------
Total Insurance carriers                             1,114
                                                 ---------
--------------------------------------------------------------------------------
INVESTIGATION & SECURITY SERVICES--0.5%
--------------------------------------------------------------------------------
Cogent*                                  56,567      1,343
                                                 ---------
Total Investigation &
    security services                                1,343
                                                 ---------
--------------------------------------------------------------------------------
LAWN & GARDEN EQUIPMENT &
    SUPPLIES STORES--0.4%
--------------------------------------------------------------------------------
Tractor Supply*                          21,800        995
                                                 ---------
Total Lawn & garden equipment &
    supplies stores                                    995
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
LIMITED-SERVICE EATING PLACES--0.4%
--------------------------------------------------------------------------------
Texas Roadhouse, Cl A* #                 72,000  $   1,073
                                                 ---------
Total Limited-service eating places                  1,073
                                                 ---------
--------------------------------------------------------------------------------
LUMBER & OTHER CONSTRUCTION MATERIALS
    WHOLESALE--0.4%
--------------------------------------------------------------------------------
Building Material Holding #              12,120      1,129
                                                 ---------
Total Lumber & other construction
    materials wholesale                              1,129
                                                 ---------

--------------------------------------------------------------------------------
MACHINERY, EQUIPMENT &
    SUPPLIES WHOLESALE--0.6%
--------------------------------------------------------------------------------
Aviall*                                  45,410      1,534
                                                 ---------
Total Machinery, equipment &
    supplies wholesale                               1,534
                                                 ---------
--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--2.3%
--------------------------------------------------------------------------------
FTI Consulting*                          60,070      1,517
Pacer International #                    79,910      2,106
Resources Connection*                    78,320      2,321
                                                 ---------
Total Management, scientific &
    technical consulting services                    5,944
                                                 ---------
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--2.1%
--------------------------------------------------------------------------------
Kyphon* #                                62,190      2,733
Sybron Dental Specialties*               62,720      2,608
                                                 ---------
Total Medical equipment &
    supplies manufacturing                           5,341
                                                 ---------
--------------------------------------------------------------------------------
METAL ORE MINING--0.6%
--------------------------------------------------------------------------------
Cleveland-Cliffs #                       18,950      1,651
                                                 ---------
Total Metal ore mining                               1,651
                                                 ---------
--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--2.7%
--------------------------------------------------------------------------------
Grey Wolf*                              197,350      1,664
Superior Energy Services*                99,760      2,303
Todco, Cl A                              69,330      2,892
                                                 ---------
Total Mining support activities                      6,859
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 37

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/MEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--3.5%
--------------------------------------------------------------------------------
American Medical
    Systems Holdings* #                  80,630  $   1,625
Biosite* #                               21,010      1,300
Itron*                                   36,950      1,687
Mentor #                                 40,510      2,228
Teledyne Technologies*                   60,600      2,089
                                                 ---------
Total Navigational/measuring/medical/
    control instruments manufacturing                8,929
                                                 ---------
--------------------------------------------------------------------------------
NONFERROUS PRODUCTION & PROCESSING--0.9%
--------------------------------------------------------------------------------
Titanium Metals* #                       61,100      2,417
                                                 ---------
Total Nonferrous production &
    processing                                       2,417
                                                 ---------
--------------------------------------------------------------------------------
OFFICES OF PHYSICIANS--0.7%
--------------------------------------------------------------------------------
Gentiva Health Services*                 97,651      1,769
                                                 ---------
Total Offices of physicians                          1,769
                                                 ---------
--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--2.5%
--------------------------------------------------------------------------------
Cheniere Energy* #                       37,840      1,565
Energy Partners*                         49,190      1,536
Parallel Petroleum*                     114,650      1,605
Warren Resources* #                      99,350      1,664
                                                 ---------
Total Oil & gas extraction                           6,370
                                                 ---------
--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--0.4%
--------------------------------------------------------------------------------
Calamos Asset Management                 44,240      1,092
                                                 ---------
Total Other financial
    investment activities                            1,092
                                                 ---------
--------------------------------------------------------------------------------
OTHER GENERAL PURPOSE MACHINERY
    MANUFACTURING--1.2%
--------------------------------------------------------------------------------
JLG Industries                           82,040      3,002
                                                 ---------
Total Other general purpose
    machinery manufacturing                          3,002
                                                 ---------
--------------------------------------------------------------------------------
OTHER INVESTMENT POOLS & FUNDS--1.4%
--------------------------------------------------------------------------------
Kilroy Realty                            25,320      1,418
Sunstone Hotel Investors #               90,230      2,201
                                                 ---------
Total Other investment pools & funds                 3,619
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--0.7%
--------------------------------------------------------------------------------
WMS Industries* #                        62,390  $   1,755
                                                 ---------
Total Other miscellaneous
    manufacturing                                    1,755
                                                 ---------
--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--3.6%
--------------------------------------------------------------------------------
LCA-Vision                               51,540      1,913
Psychiatric Solutions*                   62,390      3,384
Sierra Health Services*                  56,440      3,887
                                                 ---------
Total Outpatient care centers                        9,184
                                                 ---------
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCT WHOLESALE--0.3%
--------------------------------------------------------------------------------
VistaPrint*                              53,410        814
                                                 ---------
Total Paper & paper product wholesale                  814
                                                 ---------
--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--0.3%
--------------------------------------------------------------------------------
Alon USA Energy*                         37,040        895
                                                 ---------
Total Petroleum & coal
    products manufacturing                             895
                                                 ---------
--------------------------------------------------------------------------------
PETROLEUM & PETROLEUM
    PRODUCTS WHOLESALE--0.6%
--------------------------------------------------------------------------------
World Fuel Services                      45,300      1,470
                                                 ---------
Total Petroleum & petroleum
    products wholesale                               1,470
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--6.8%
--------------------------------------------------------------------------------
Amylin Pharmaceuticals* #                52,860      1,839
Cubist Pharmaceuticals*                  74,710      1,609
MGI Pharma*                              79,780      1,860
Momenta Pharmaceuticals* #               48,570      1,324
Nabi Biopharmaceuticals*                120,130      1,574
New River Pharmaceuticals* #             30,860      1,479
Serologicals* #                          54,360      1,226
United Therapeutics*                     42,990      3,001
Vertex Pharmaceuticals*                  70,470      1,575
Viropharma*                              90,570      1,884
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                          17,371
                                                 ---------

38 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PLASTICS PRODUCT MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Jarden* #                                64,630  $   2,654
                                                 ---------
Total Plastics product manufacturing                 2,654
                                                 ---------
--------------------------------------------------------------------------------
RAIL TRANSPORTATION--0.5%
--------------------------------------------------------------------------------
Kansas City Southern*                    57,500      1,340
                                                 ---------
Total Rail transportation                            1,340
                                                 ---------
--------------------------------------------------------------------------------
RAILROAD ROLLING STOCK MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Wabtec                                   66,530      1,815
                                                 ---------
Total Railroad rolling stock
    manufacturing                                    1,815
                                                 ---------
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--1.5%
--------------------------------------------------------------------------------
CV Therapeutics* #                       65,330      1,747
Human Genome Sciences* #                 66,580        905
Senomyx* #                               73,850      1,258
                                                 ---------
Total Scientific r&d services                        3,910
                                                 ---------
--------------------------------------------------------------------------------
SECURITIES & COMMODITY EXCHANGES--0.6%
--------------------------------------------------------------------------------
Nasdaq Stock Market*                     57,190      1,450
                                                 ---------
Total Securities & commodity exchanges               1,450
                                                 ---------
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--2.0%
--------------------------------------------------------------------------------
GFI Group* #                             29,330      1,208
Greenhill #                              23,370        974
Investment Technology Group*            102,760      3,042
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                       5,224
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--6.3%
--------------------------------------------------------------------------------
Cypress Semiconductor*                  152,660      2,298
Genesis Microchip*                      127,400      2,796
Microsemi* #                            136,470      3,485
Silicon Laboratories*                    44,230      1,344
Sirf Technology Holdings* #              88,200      2,658
Trident Microsystems*                   114,510      3,643
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                         16,224
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SHOE STORES--1.0%
--------------------------------------------------------------------------------
Genesco*                                 67,200  $   2,503
                                                 ---------
Total Shoe stores                                    2,503
                                                 ---------
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--2.9%
--------------------------------------------------------------------------------
Advent Software* #                       86,910      2,341
Openwave Systems* #                     149,020      2,679
Progress Software*                       78,860      2,506
                                                 ---------
Total Software publishers                            7,526
                                                 ---------
--------------------------------------------------------------------------------
SPORTING GOODS/HOBBY/
    MUSICAL INSTRUMENT STORES--1.4%
--------------------------------------------------------------------------------
GameStop, Cl A* #                        59,750      1,880
Hibbett Sporting Goods*                  71,955      1,601
                                                 ---------
Total Sporting goods/hobby/
    musical instrument stores                        3,481
                                                 ---------
--------------------------------------------------------------------------------
STEEL PRODUCT MANUFACTURING
    FROM PURCHASED STEEL--0.7%
--------------------------------------------------------------------------------
NS Group*                                48,670      1,910
                                                 ---------
Total Steel product manufacturing
    from purchased steel                             1,910
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.6%
--------------------------------------------------------------------------------
Adtran                                   93,180      2,935
Dobson Communications, Cl A*            252,580      1,940
SBA Communications, Cl A*               191,220      2,954
Tekelec*                                 70,260      1,472
                                                 ---------
Total Telecommunications                             9,301
                                                 ---------
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--0.8%
--------------------------------------------------------------------------------
Gaylord Entertainment*                   41,560      1,980
                                                 ---------
Total Traveler accommodation                         1,980
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $204,165)                                250,833
--------------------------------------------------------------------------------

                                              TURNER FUNDS 2005 ANNUAL REPORT 39

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
    FOR LOANED SECURITIES--19.2%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)            49,235,500  $  49,236

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $49,236)                                  49,236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--0.7%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares              1,864,977      1,865

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $1,865)                                    1,865
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--117.4%
    (COST $255,266)                                301,934

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (17.4)%
--------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                             (49,236)
Payable for investment
    securities purchased                            (5,791)
Payable due to investment adviser                     (167)
Payable for capital shares redeemed                   (159)
Payable due to administrator                           (31)
Other assets and liabilities, net                   10,599

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                 (44,785)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                               $257,149
--------------------------------------------------------------------------------

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 10,420,580 outstanding shares
    of beneficial interest                       $ 342,752
Accumulated net realized loss
    on investments                                (132,271)
Net unrealized appreciation
    on investments                                  46,668

--------------------------------------------------------------------------------
NET ASSETS                                        $257,149
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- CLASS I SHARES                $24.68
--------------------------------------------------------------------------------

*   Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $47,630,201.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
Cl -- Class

The accompanying notes are an integral part of the financial statements.

40 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--86.7%
--------------------------------------------------------------------------------
ADVERTISING & RELATED SERVICES--0.4%
--------------------------------------------------------------------------------
Valuevision Media, Cl A* #              169,039  $   1,919
                                                 ---------
Total Advertising & related services                 1,919
                                                 ---------
--------------------------------------------------------------------------------
AGENCIES & OTHER INSURANCE
    RELATED ACTIVITIES--1.6%
--------------------------------------------------------------------------------
HealthExtras*                            84,145      1,799
LabOne*                                 145,280      6,320
                                                 ---------
Total Agencies & other insurance
    related activities                               8,119
                                                 ---------
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--2.4%
--------------------------------------------------------------------------------
Bucyrus International, Cl A #           169,680      8,337
Lufkin Industries #                      80,920      3,524
                                                 ---------
Total Agriculture, construction &
    mining machinery manufacturing                  11,861
                                                 ---------
--------------------------------------------------------------------------------
ARCHITECTURAL & STRUCTURAL METALS
    MANUFACTURING--1.0%
--------------------------------------------------------------------------------
RTI International Metals* #             127,420      5,014
                                                 ---------
Total Architectural & structural
    metals manufacturing                             5,014
                                                 ---------
--------------------------------------------------------------------------------
ARCHITECTURAL, ENGINEERING &
    RELATED SERVICES--0.8%
--------------------------------------------------------------------------------
MTC Technologies* #                     122,300      3,911
                                                 ---------
Total Architectural, engineering &
    related services                                 3,911
                                                 ---------
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS, ACCESSORIES & TIRE STORES--0.6%
--------------------------------------------------------------------------------
MarineMax* #                            119,730      3,052
                                                 ---------
Total Automotive parts,
    accessories & tire stores                        3,052
                                                 ---------
--------------------------------------------------------------------------------
BAKERIES & TORTILLA MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Interstate Bakeries*                    194,420      1,886
                                                 ---------
Total Bakeries & tortilla manufacturing              1,886
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Tetra Technologies* #                   185,145  $   5,780
                                                 ---------
Total Basic chemical manufacturing                   5,780
                                                 ---------
--------------------------------------------------------------------------------
BEER/WINE/DISTILLED ALCOHOLIC
    BEVERAGE WHOLESALE--0.8%
--------------------------------------------------------------------------------
Central European Distribution* #         94,660      4,032
                                                 ---------
Total Beer/wine/distilled alcoholic
    beverage wholesale                               4,032
                                                 ---------
--------------------------------------------------------------------------------
BEVERAGE MANUFACTURING--1.4%
--------------------------------------------------------------------------------
Hansen Natural* #                       144,740      6,814
                                                 ---------
Total Beverage manufacturing                         6,814
                                                 ---------
--------------------------------------------------------------------------------
CLOTHING STORES--0.9%
--------------------------------------------------------------------------------
Dress Barn* #                           117,470      2,674
Eddie Bauer Holdings* #                  75,530      1,869
                                                 ---------
Total Clothing stores                                4,543
                                                 ---------
--------------------------------------------------------------------------------
COAL MINING--1.0%
--------------------------------------------------------------------------------
Penn Virginia #                          83,180      4,800
                                                 ---------
Total Coal mining                                    4,800
                                                 ---------
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--1.3%
--------------------------------------------------------------------------------
Comtech Telecommunications* #           101,025      4,190
Orckit Communications ADR* #             89,950      2,251
                                                 ---------
Total Communications
    equipment manufacturing                          6,441
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--1.5%
--------------------------------------------------------------------------------
Metrologic Instruments* #               201,840      3,672
Neoware Systems* #                      124,817      2,090
PAR Technology* #                        87,620      2,015
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                          7,777
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 41

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--4.9%
--------------------------------------------------------------------------------
Covansys*                               346,160   $  5,525
Kanbay International* #                 283,913      5,338
Optimal Group, Cl A*                    205,680      4,253
Perficient* #                           199,040      1,646
Quality Systems #                        84,130      5,812
Sapient* #                              349,720      2,186
                                                 ---------

Total Computer systems design &
    related services                                24,760
                                                 ---------
--------------------------------------------------------------------------------
DEEP SEA, COASTAL & GREAT LAKES
    WATER TRANSPORTATION--0.8%
--------------------------------------------------------------------------------
Hornbeck Offshore Services* #           115,210      4,220
                                                 ---------

Total Deep sea, coastal &
    great lakes water transportation                 4,220
                                                 ---------
--------------------------------------------------------------------------------
DEPARTMENT STORES--0.3%
--------------------------------------------------------------------------------
Citi Trends* #                           74,140      1,619
                                                 ---------

Total Department stores                              1,619
                                                 ---------
--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--3.7%
--------------------------------------------------------------------------------
Bankunited Financial, Cl A               73,860      1,689
Boston Private Financial
    Holdings #                           97,240      2,581
FirstFed Financial* #                    62,850      3,382
Hanmi Financial                         168,920      3,032
IBERIABANK #                             40,490      2,152
PFF Bancorp                             133,872      4,051
Preferred Bank* #                        40,560      1,630
                                                 ---------
Total Depository credit intermediation              18,517
                                                 ---------
--------------------------------------------------------------------------------
ENGINE, TURBINE & POWER TRANSMISSION
    EQUIPMENT MANUFACTURING--0.5%
--------------------------------------------------------------------------------
EnPro Industries* #                      80,530      2,713
                                                 ---------
Total Engine, turbine & power
    transmission equipment
    manufacturing                                    2,713
                                                 ---------
--------------------------------------------------------------------------------
FOOTWEAR MANUFACTURING--1.9%
--------------------------------------------------------------------------------
Deckers Outdoor* #                      298,910      7,192
Skechers U.S.A.* #                      140,400      2,298
                                                 ---------
Total Footwear manufacturing                         9,490
                                                 ---------



                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
FORGING & STAMPING--0.5%
--------------------------------------------------------------------------------
Ladish*                                 148,630   $  2,592
                                                 ---------
Total Forging & stamping                             2,592
                                                 ---------

--------------------------------------------------------------------------------
GENERAL FREIGHT TRUCKING--0.3%
--------------------------------------------------------------------------------
Universal Truckload Services* #          94,180      1,750
                                                 ---------
Total General freight trucking                       1,750
                                                 ---------

--------------------------------------------------------------------------------
HOME HEALTH CARE SERVICES--2.1%
--------------------------------------------------------------------------------
Amedisys* #                             123,067      4,799
Intuitive Surgical* #                    78,219      5,733
                                                 ---------
Total Home health care services                     10,532
                                                 ---------

--------------------------------------------------------------------------------
HOUSEHOLD APPLIANCE MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Middleby #                               60,150      4,361
                                                 ---------
Total Household appliance
    manufacturing                                    4,361
                                                 ---------

--------------------------------------------------------------------------------
INFORMATION SERVICES--0.4%
--------------------------------------------------------------------------------
SupportSoft*                            401,558      2,024
                                                 ---------
Total Information services                           2,024
                                                 ---------

--------------------------------------------------------------------------------
INSURANCE CARRIERS--2.9%
--------------------------------------------------------------------------------
American Physicians Capital*             38,740      1,903
Triad Guaranty* #                        40,284      1,580
United Fire & Casualty #                 65,780      2,967
Universal American Financial* #         219,130      4,983
WellCare Health Plans* #                 88,030      3,262
                                                 ---------
Total Insurance carriers                            14,695
                                                 ---------

--------------------------------------------------------------------------------
LIMITED-SERVICE EATING PLACES--0.6%
--------------------------------------------------------------------------------
California Pizza Kitchen* #             110,160      3,221
                                                 ---------
Total Limited-service eating places                  3,221
                                                 ---------

--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC & TECHNICAL
    CONSULTING SERVICES--3.5%
--------------------------------------------------------------------------------
Conor Medsystems* #                     123,000      2,890
HUB Group, Cl A* #                      144,392      5,301
Huron Consulting Group #                137,707      3,693
Navigant Consulting* #                  304,590      5,836
                                                 ---------
Total Management, scientific &
    technical consulting services                   17,720
                                                 ---------

42 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Arthrocare* #                            62,610   $  2,518
                                                 ---------
Total Medical equipment &
    supplies manufacturing                           2,518
                                                 ---------
--------------------------------------------------------------------------------
MINING SUPPORT ACTIVITIES--2.7%
--------------------------------------------------------------------------------
Oceaneering International* #             91,910      4,909
Pioneer Drilling* #                     219,050      4,276
W-H Energy Services* #                  127,120      4,121
                                                 ---------
Total Mining support activities                     13,306
                                                 ---------
--------------------------------------------------------------------------------
MISCELLANEOUS NONDURABLE
    GOODS WHOLESALE--0.9%
--------------------------------------------------------------------------------
Central Garden and Pet* #                96,570      4,370
                                                 ---------
Total Miscellaneous nondurable
    goods wholesale                                  4,370
                                                 ---------
--------------------------------------------------------------------------------
MOTOR VEHICLE PARTS MANUFACTURING--1.8%
--------------------------------------------------------------------------------
ESCO Technologies*                      180,400      9,033
                                                 ---------
Total Motor vehicle parts
    manufacturing                                    9,033
                                                 ---------
--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/MEDICAL/
    CONTROL INSTRUMENTS MANUFACTURING--5.1%
--------------------------------------------------------------------------------
American Science & Engineering* #        75,484      4,951
Biosite* #                               58,210      3,601
Credence Systems* #                     189,660      1,513
EDO #                                   141,350      4,245
FARO Technologies* #                     56,616      1,103
Hologic*                                 87,740      5,067
Itron* #                                115,500      5,274
                                                 ---------
Total Navigational/measuring/
    medical/control instruments
    manufacturing                                   25,754
                                                 ---------
--------------------------------------------------------------------------------
NONFERROUS PRODUCTION & PROCESSING--0.5%
--------------------------------------------------------------------------------
Intermagnetics General* #                86,550      2,418
                                                 ---------
Total Nonferrous production &
    processing                                       2,418
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OFFICES OF PHYSICIANS--1.8%
--------------------------------------------------------------------------------
Horizon Health* #                       194,830   $  5,293
Symbion* #                              141,622      3,664
                                                 ---------
Total Offices of physicians                          8,957
                                                 ---------
--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--5.3%
--------------------------------------------------------------------------------
Carrizo Oil & Gas* #                    132,740      3,889
Comstock Resources* #                   253,830      8,328
Energy Partners*                        204,510      6,385
KCS Energy*                             255,570      7,036
Parallel Petroleum*                      71,198        997
                                                 ---------
Total Oil & gas extraction                          26,635
                                                 ---------
--------------------------------------------------------------------------------
OTHER FABRICATED METAL PRODUCT
    MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Sun Hydraulics                          145,490      3,535
                                                 ---------
Total Other fabricated metal
    product manufacturing                            3,535
                                                 ---------
--------------------------------------------------------------------------------
OTHER GENERAL PURPOSE MACHINERY
    MANUFACTURING--1.8%
--------------------------------------------------------------------------------
Cascade #                                42,340      2,062
JLG Industries                          185,800      6,798
                                                 ---------
Total Other general purpose
    machinery manufacturing                          8,860
                                                 ---------
--------------------------------------------------------------------------------
OTHER HEAVY CONSTRUCTION--1.1%
--------------------------------------------------------------------------------
Foster Wheeler* #                       186,090      5,748
                                                 ---------
Total Other heavy construction                       5,748
                                                 ---------
--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--0.4%
--------------------------------------------------------------------------------
Shuffle Master* #                        72,075      1,905
                                                 ---------
Total Other miscellaneous
    manufacturing                                    1,905
                                                 ---------
--------------------------------------------------------------------------------
OTHER MOTOR VEHICLE DEALERS--0.4%
--------------------------------------------------------------------------------
Rush Enterprises, Cl A* #               145,660      2,226
                                                 ---------
Total Other motor vehicle dealers                    2,226
                                                 ---------
--------------------------------------------------------------------------------
OTHER TEXTILE PRODUCT MILLS--0.3%
--------------------------------------------------------------------------------
Stride Rite #                           134,780      1,728
                                                 ---------
Total Other textile product mills                    1,728
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 43

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER WOOD PRODUCT MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Champion Enterprises* #                 183,420  $   2,711
                                                 ---------
Total Other wood product manufacturing               2,711
                                                 ---------
--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--0.6%
--------------------------------------------------------------------------------
LCA-Vision #                             80,460      2,987
                                                 ---------
Total Outpatient care centers                        2,987
                                                 ---------
--------------------------------------------------------------------------------
PETROLEUM & COAL PRODUCTS
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Giant Industries*                        66,640      3,901
                                                 ---------
Total Petroleum & coal products
    manufacturing                                    3,901
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--5.3%
--------------------------------------------------------------------------------
CRA International* #                    117,230      4,887
First Horizon Pharmaceutical* #         174,340      3,464
Meridian Bioscience #                   136,540      2,827
Momenta Pharmaceuticals* #               77,630      2,116
SuperGen* #                             331,140      2,086
United Therapeutics* #                  159,230     11,114
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                          26,494
                                                 ---------
--------------------------------------------------------------------------------
PLASTICS PRODUCT MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Jarden* #                               144,457      5,933
                                                 ---------
Total Plastics product manufacturing                 5,933
                                                 ---------
--------------------------------------------------------------------------------
PLUMBING, HEATING & AC CONTRACTOR--1.1%
--------------------------------------------------------------------------------
Chemed #                                127,640      5,532
                                                 ---------
Total Plumbing, heating &
    ac contractor                                    5,532
                                                 ---------
--------------------------------------------------------------------------------
RAIL TRANSPORTATION--1.2%
--------------------------------------------------------------------------------
Genesee & Wyoming, Cl A* #              190,627      6,043
                                                 ---------
Total Rail transportation                            6,043
                                                 ---------
--------------------------------------------------------------------------------
RAILROAD ROLLING STOCK MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Greenbrier #                             91,800      3,052
                                                 ---------
Total Railroad rolling stock
    manufacturing                                    3,052
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--2.8%
--------------------------------------------------------------------------------
Encysive Pharmaceuticals*               564,385   $  6,648
NitroMed* #                             101,490      1,827
SFBC International* #                   122,193      5,424
                                                 ---------
Total Scientific r&d services                       13,899
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--1.2%
--------------------------------------------------------------------------------
Aeroflex*                               253,190      2,370
Diodes* #                                50,530      1,832
Genesis Microchip* #                     89,100      1,956
                                                 ---------
Total Semiconductor & other electronic
    component manufacturing                          6,158
                                                 ---------
--------------------------------------------------------------------------------
SHOE STORES--1.7%
--------------------------------------------------------------------------------
Genesco* #                              225,360      8,392
                                                 ---------
Total Shoe stores                                    8,392
                                                 ---------
--------------------------------------------------------------------------------
SOCIAL ASSISTANCE--0.9%
--------------------------------------------------------------------------------
Providence Service* #                   141,116      4,317
                                                 ---------
Total Social assistance                              4,317
                                                 ---------
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--1.4%
--------------------------------------------------------------------------------
Ansys* #                                111,300      4,284
Progress Software* #                     91,980      2,922
                                                 ---------
Total Software publishers                            7,206
                                                 ---------
--------------------------------------------------------------------------------
SPECIALTY FOOD STORES--0.5%
--------------------------------------------------------------------------------
Wild Oats Markets* #                    195,430      2,513
                                                 ---------
Total Specialty food stores                          2,513
                                                 ---------
--------------------------------------------------------------------------------
SPORTING GOODS/HOBBY/
    MUSICAL INSTRUMENT STORES--0.5%
--------------------------------------------------------------------------------
Hibbett Sporting Goods* #               113,025      2,515
Orange 21* #                              6,806         33
                                                 ---------
Total Sporting goods/hobby/
    musical instrument stores                        2,548
                                                 ---------
--------------------------------------------------------------------------------
SPRING & WIRE PRODUCT MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Barnes Group #                           74,520      2,672
                                                 ---------
Total Spring & wire product
    manufacturing                                    2,672
                                                 ---------

44 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
STEEL PRODUCT MANUFACTURING
    FROM PURCHASED STEEL--1.9%
--------------------------------------------------------------------------------
NS Group*                               239,420   $  9,397
                                                 ---------
Total Steel product manufacturing
    from purchased steel                             9,397
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.7%
--------------------------------------------------------------------------------
Dobson Communications, Cl A*            424,120      3,257
                                                 ---------
Total Telecommunications                             3,257
                                                 ---------
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--0.3%
--------------------------------------------------------------------------------
MTR Gaming Group*                       208,090      1,667
                                                 ---------
Total Traveler accommodation                         1,667
                                                 ---------
--------------------------------------------------------------------------------
WASTE COLLECTION--0.9%
--------------------------------------------------------------------------------
Clean Harbors* #                        133,230      4,523
                                                 ---------
Total Waste collection                               4,523
                                                 ---------
--------------------------------------------------------------------------------
WATER, SEWAGE & OTHER SYSTEMS--0.2%
--------------------------------------------------------------------------------
Artesian Resources, Cl A                 28,197        848
                                                 ---------
Total Water, sewage & other systems                    848
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $298,059)                                435,206
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
    FOR LOANED SECURITIES--35.4%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)           178,037,300    178,037

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $178,037)                                178,037
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--12.6%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares             63,308,284     63,308

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $63,308)                                  63,308
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--134.7%
    (COST $539,404)                                676,551
--------------------------------------------------------------------------------

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (34.7)%
--------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                           $(178,037)
Payable for investment
    securities purchased                            (1,142)
Payable due to investment adviser                     (396)
Payable for capital shares redeemed                   (208)
Payable due to administrator                           (61)
Other assets and liabilities, net                    5,401

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                (174,443)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                               $502,108
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 8,892,549 outstanding shares
    of beneficial interest                       $ 336,518
Accumulated net realized gain
    on investments                                  28,443
Net unrealized appreciation
    on investments                                 137,147

--------------------------------------------------------------------------------
NET ASSETS                                        $502,108
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- CLASS I SHARES                $56.46
--------------------------------------------------------------------------------

*   Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $172,307,626.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
ADR -- American Depositary Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2005 ANNUAL REPORT 45

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP EQUITY FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--95.1%
--------------------------------------------------------------------------------
ACTIVITIES RELATED TO CREDIT INTERMEDIATION--0.9%
--------------------------------------------------------------------------------
Euronet Worldwide*                       21,430  $     634
                                                 ---------
Total Activities related to
    credit intermediation                              634
                                                 ---------
--------------------------------------------------------------------------------
AEROSPACE PRODUCT &
    PARTS MANUFACTURING--2.0%
--------------------------------------------------------------------------------
Curtiss-Wright                           10,070        621
Hexcel*                                  39,070        715
                                                 ---------
Total Aerospace product &
    parts manufacturing                              1,336
                                                 ---------
--------------------------------------------------------------------------------
AGRICULTURE, CONSTRUCTION & MINING
    MACHINERY MANUFACTURING--4.5%
--------------------------------------------------------------------------------
Bucyrus International, Cl A              13,970        687
Lone Star Technologies*                  14,703        817
Oil States International*                22,330        811
Universal Compression Holdings*          17,910        712
                                                 ---------
Total Agriculture, construction &
    mining machinery manufacturing                   3,027
                                                 ---------
--------------------------------------------------------------------------------
ARCHITECTURAL & STRUCTURAL
    METALS MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Griffon*                                 25,240        621
                                                 ---------
Total Architectural & structural
    metals manufacturing                               621
                                                 ---------
--------------------------------------------------------------------------------
ARCHITECTURAL, ENGINEERING &
    RELATED SERVICES--1.6%
--------------------------------------------------------------------------------
Washington Group International*          20,635      1,112
                                                 ---------
Total Architectural, engineering &
    related services                                 1,112
                                                 ---------
--------------------------------------------------------------------------------
AUTOMOTIVE EQUIPMENT RENTAL & LEASING--0.8%
--------------------------------------------------------------------------------
PHH*                                     18,550        509
                                                 ---------
Total Automotive equipment
    rental & leasing                                   509
                                                 ---------
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS, ACCESSORIES & TIRE STORES--0.7%
--------------------------------------------------------------------------------
CSK Auto*                                30,990        461
                                                 ---------
Total Automotive parts,
    accessories & tire stores                          461
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
BASIC CHEMICAL MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Minerals Technologies                     6,239  $     357
                                                 ---------
Total Basic chemical manufacturing                     357
                                                 ---------
--------------------------------------------------------------------------------
COAL MINING--1.5%
--------------------------------------------------------------------------------
Foundation Coal Holdings*                26,050      1,002
                                                 ---------
Total Coal mining                                    1,002
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL
    EQUIPMENT MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Advanced Digital Information*            50,420        474
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                            474
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN & RELATED
    SERVICES--2.7%
--------------------------------------------------------------------------------
Digital Insight*                         18,050        470
Intergraph*                              30,636      1,370
                                                 ---------
Total Computer systems
    design & related services                        1,840
                                                 ---------
--------------------------------------------------------------------------------
CONVERTED PAPER PRODUCT MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Playtex Products*                        48,500        533
                                                 ---------
Total Converted paper
    product manufacturing                              533
                                                 ---------
--------------------------------------------------------------------------------
CUT & SEW APPAREL MANUFACTURING--0.7%
--------------------------------------------------------------------------------
Quiksilver*                              31,640        457
                                                 ---------
Total Cut & sew apparel
    manufacturing                                      457
                                                 ---------
--------------------------------------------------------------------------------
DEEP SEA, COASTAL & GREAT LAKES
    WATER TRANSPORTATION--0.6%
--------------------------------------------------------------------------------
Genco Shipping & Trading*                20,550        392
                                                 ---------
Total Deep sea, coastal & great lakes
    water transportation                               392
                                                 ---------
--------------------------------------------------------------------------------
DEPOSITORY CREDIT INTERMEDIATION--2.2%
--------------------------------------------------------------------------------
Brookline Bancorp                        19,712        312
Hanmi Financial                          17,920        321
Provident Bankshares                     13,370        465
W Holding                                40,900        391
                                                 ---------
Total Depository credit intermediation               1,489
                                                 ---------

46 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SMALL CAP EQUITY FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
ELECTRIC POWER GENERATION,
    TRANSMISSION & DISTRIBUTION--0.5%
--------------------------------------------------------------------------------
Allete                                    7,390  $     339
                                                 ---------
Total Electric power generation,
    transmission & distribution                        339
                                                 ---------
--------------------------------------------------------------------------------
ELECTRICAL GOODS WHOLESALE--0.7%
--------------------------------------------------------------------------------
WESCO International*                     13,420        455
                                                 ---------
Total Electrical goods wholesale                       455
                                                 ---------
--------------------------------------------------------------------------------
FULL-SERVICE RESTAURANTS--0.6%
--------------------------------------------------------------------------------
Red Robin Gourmet Burgers*                9,050        415
                                                 ---------
Total Full-service restaurants                         415
                                                 ---------
--------------------------------------------------------------------------------
GENERAL MEDICAL & SURGICAL HOSPITALS--0.9%
--------------------------------------------------------------------------------
United Surgical Partners
    International*                       15,240        596
                                                 ---------
Total General medical &
    surgical hospitals                                 596
                                                 ---------
--------------------------------------------------------------------------------
GROCERY & RELATED PRODUCT WHOLESALERS--1.0%
--------------------------------------------------------------------------------
United Natural Foods*                    18,930        669
                                                 ---------
Total Grocery & related
    product wholesalers                                669
                                                 ---------
--------------------------------------------------------------------------------
GROCERY STORES--0.8%
--------------------------------------------------------------------------------
Pantry*                                  14,790        553
                                                 ---------
Total Grocery stores                                   553
                                                 ---------
--------------------------------------------------------------------------------
HOME HEALTH CARE SERVICES--1.5%
--------------------------------------------------------------------------------
Amedisys*                                 9,610        375
Option Care                              44,335        649
                                                 ---------
Total Home health care services                      1,024
                                                 ---------
--------------------------------------------------------------------------------
HVAC & COMMERCIAL REFRIGERATION
    EQUIPMENT MANUFACTURING--1.5%
--------------------------------------------------------------------------------
Manitowoc                                19,960      1,003
                                                 ---------
Total Hvac & commercial refrigeration
    equipment manufacturing                          1,003
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--0.5%
--------------------------------------------------------------------------------
Varian Semiconductor
    Equipment Associates*                 8,820  $     374
                                                 ---------
Total Industrial machinery
    manufacturing                                      374
                                                 ---------
--------------------------------------------------------------------------------
INFORMATION SERVICES--2.2%
--------------------------------------------------------------------------------
Valueclick*                              45,970        785
Websense*                                13,450        689
                                                 ---------
Total Information services                           1,474
                                                 ---------
--------------------------------------------------------------------------------
INSURANCE CARRIERS--6.4%
--------------------------------------------------------------------------------
Allmerica Financial*                     20,020        824
Centene*                                 11,840        296
Delphi Financial Group, Cl A              8,710        408
IPC Holdings                              8,140        266
Ohio Casualty                            31,470        853
Philadelphia Consolidated
    Holding*                              8,240        700
Phoenix                                  30,690        374
ProAssurance*                            13,461        628
                                                 ---------
Total Insurance carriers                             4,349
                                                 ---------
--------------------------------------------------------------------------------
LIMITED-SERVICE EATING PLACES--0.8%
--------------------------------------------------------------------------------
Domino's Pizza                           23,740        554
                                                 ---------
Total Limited-service eating places                    554
                                                 ---------
--------------------------------------------------------------------------------
MACHINERY, EQUIPMENT &
    SUPPLIES WHOLESALE--0.7%
--------------------------------------------------------------------------------
Aviall*                                  14,950        505
                                                 ---------
Total Machinery, equipment &
    supplies wholesale                                 505
                                                 ---------
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--1.6%
--------------------------------------------------------------------------------
Advanced Neuromodulation
    Systems*                             13,620        647
Conmed*                                  15,040        419
                                                 ---------
Total Medical equipment &
    supplies manufacturing                           1,066
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 47

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP EQUITY FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
METAL ORE MINING--2.7%
--------------------------------------------------------------------------------
Apex Silver Mines*                       26,070  $     410
Cleveland-Cliffs                         11,600      1,010
Randgold Resources ADR*                  24,480        385
                                                 ---------
Total Metal ore mining                               1,805
                                                 ---------
--------------------------------------------------------------------------------
MISCELLANEOUS NONDURABLE
    GOODS WHOLESALE--0.5%
--------------------------------------------------------------------------------
Central Garden and Pet*                   7,850        355
                                                 ---------
Total Miscellaneous nondurable
    goods wholesale                                    355
                                                 ---------
--------------------------------------------------------------------------------
NAVIGATIONAL/MEASURING/MEDICAL/CONTROL INSTRUMENTS MANUFACTURING--2.8%
--------------------------------------------------------------------------------
Analogic                                  9,276        468
Coherent*                                16,650        487
DRS Technologies                         18,570        917
                                                 ---------
Total Navigational/measuring/medical/
    control instruments manufacturing                1,872
                                                 ---------
--------------------------------------------------------------------------------
NEWSPAPER/PERIODICAL/BOOK/
    DATABASE PUBLISHERS--1.5%
--------------------------------------------------------------------------------
R.H. Donnelley*                          16,402      1,038
                                                 ---------
Total Newspaper/periodical/book/
    database publishers                              1,038
                                                 ---------
--------------------------------------------------------------------------------
NONDEPOSITORY CREDIT INTERMEDIATION--0.9%
--------------------------------------------------------------------------------
Metris*                                  43,980        643
                                                 ---------
Total Nondepository credit
    intermediation                                     643
                                                 ---------
--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--2.5%
--------------------------------------------------------------------------------
Comstock Resources*                      29,550        969
Remington Oil & Gas*                     17,320        719
                                                 ---------
Total Oil & gas extraction                           1,688
                                                 ---------
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Distributed Energy Systems*              66,750        557
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            557
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--1.3%
--------------------------------------------------------------------------------
National Financial Partners              19,010  $     858
                                                 ---------
Total Other financial
    investment activities                              858
                                                 ---------
--------------------------------------------------------------------------------
OTHER INVESTMENT POOLS & FUNDS--7.7%
--------------------------------------------------------------------------------
Alexandria Real Estate Equities           9,405        778
Apollo Investment #                      34,640        686
BioMed Realty Trust                      23,550        584
Corporate Office Properties Trust        18,870        659
Kilroy Realty                            12,650        709
Maguire Properties                       27,310        821
Strategic Hotel Capital                  20,950        382
Taubman Centers                          18,520        587
                                                 ---------
Total Other investment pools & funds                 5,206
                                                 ---------
--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--0.6%
--------------------------------------------------------------------------------
Leapfrog Enterprises* #                  26,550        392
                                                 ---------
Total Other miscellaneous manufacturing                392
                                                 ---------
--------------------------------------------------------------------------------
OTHER TRANSIT & GROUND PASSENGER
    TRANSPORTATION--1.4%
--------------------------------------------------------------------------------
Laidlaw International*                   40,302        974
                                                 ---------
Total Other transit & ground
    passenger transportation                           974
                                                 ---------
--------------------------------------------------------------------------------
OUTPATIENT CARE CENTERS--2.2%
--------------------------------------------------------------------------------
Psychiatric Solutions*                   17,080        926
Sierra Health Services*                   8,200        565
                                                 ---------
Total Outpatient care centers                        1,491
                                                 ---------
--------------------------------------------------------------------------------
PAINT, COATING & ADHESIVE MANUFACTURING--0.7%
--------------------------------------------------------------------------------
HB Fuller                                16,020        498
                                                 ---------
Total Paint, coating &
    adhesive manufacturing                             498
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--0.8%
--------------------------------------------------------------------------------
Alkermes*                                32,780        551
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                             551
                                                 ---------

48  TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SMALL CAP EQUITY FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PLASTICS PRODUCT MANUFACTURING--2.8%
--------------------------------------------------------------------------------
Jarden* #                                31,840  $   1,307
Tupperware                               25,230        575
                                                 ---------
Total Plastics product manufacturing                 1,882
                                                 ---------
--------------------------------------------------------------------------------
PLUMBING, HEATING & AC CONTRACTOR--0.9%
--------------------------------------------------------------------------------
Chemed                                   14,720        638
                                                 ---------
Total Plumbing, heating &
    ac contractor                                      638
                                                 ---------
--------------------------------------------------------------------------------
RAILROAD ROLLING STOCK MANUFACTURING--0.9%
--------------------------------------------------------------------------------
Wabtec                                   22,470        613
                                                 ---------
Total Railroad rolling
    stock manufacturing                                613
                                                 ---------
--------------------------------------------------------------------------------
RESIDENTIAL BUILDING CONSTRUCTION--3.1%
--------------------------------------------------------------------------------
Walter Industries                        36,860      1,803
WCI Communities*                         11,180        317
                                                 ---------
Total Residential building construction              2,120
                                                 ---------
--------------------------------------------------------------------------------
SCHEDULED AIR TRANSPORTATION--0.5%
--------------------------------------------------------------------------------
Skywest                                  12,630        339
                                                 ---------
Total Scheduled air transportation                     339
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--6.6%
--------------------------------------------------------------------------------
DSP Group*                               29,300        752
Genesis Microchip*                       29,550        649
NAM TAI Electronics                      33,706        857
Silicon Laboratories*                    24,950        758
Sirf Technology Holdings*                20,890        629
Standard Microsystems*                   28,280        846
                                                 ---------
Total Semiconductor & other
    electronic component
    manufacturing                                    4,491
                                                 ---------
--------------------------------------------------------------------------------
SHIP & BOAT BUILDING--1.4%
--------------------------------------------------------------------------------
McDermott International*                 25,010        916
                                                 ---------
Total Ship & boat building                             916
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--2.6%
--------------------------------------------------------------------------------
THQ*                                     21,525  $     459
Transaction Systems Architects*          30,440        848
Verint Systems*                          10,340        423
                                                 ---------
Total Software publishers                            1,730
                                                 ---------
--------------------------------------------------------------------------------
SPORTING GOODS/HOBBY/MUSICAL INSTRUMENT STORES--0.8%
--------------------------------------------------------------------------------
Guitar Center* #                         10,000        552
                                                 ---------
Total Sporting goods/hobby/
    musical instrument stores                          552
                                                 ---------
--------------------------------------------------------------------------------
STEEL PRODUCT MANUFACTURING
    FROM PURCHASED STEEL--1.1%
--------------------------------------------------------------------------------
Oregon Steel Mills*                      25,700        717
                                                 ---------
Total Steel product manufacturing
    from purchased steel                               717
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--6.2%
--------------------------------------------------------------------------------
Alamosa Holdings*                        45,175        773
Brightpoint*                             29,430        563
Dobson Communications, Cl A*             86,770        666
Leap Wireless International*             31,470      1,108
Tekelec*                                 23,920        501
Ubiquitel*                               64,370        563
                                                 ---------
Total Telecommunications                             4,174
                                                 ---------
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--1.0%
--------------------------------------------------------------------------------
Gaylord Entertainment*                   14,460        689
                                                 ---------
Total Traveler accommodation                           689
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $55,577)                                  64,409
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
    FOR LOANED SECURITIES--2.1%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)             1,459,200      1,459

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $1,459)                                    1,459
--------------------------------------------------------------------------------

                                              TURNER FUNDS 2005 ANNUAL REPORT 49

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER SMALL CAP EQUITY FUND

                                                     Value
                                         Shares      (000)
-------------------------------------------------------------------------------
CASH EQUIVALENT--1.2%
-------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares                799,762   $    800

-------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $800)                                        800
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY--0.8%
-------------------------------------------------------------------------------
iShares Russell 2000 Index Fund* #        7,850        521

-------------------------------------------------------------------------------
TOTAL REGISTERED INVESTMENT COMPANY
    (COST $479)                                        521
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.2%
    (COST $58,315)                                  67,189
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- 0.8%
-------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                              (1,459)
Payable for investment
    securities purchased                              (293)
Payable for capital shares redeemed                   (199)
Payable due to investment adviser                      (41)
Payable due to distributor                             (14)
Payable due to administrator                            (8)
Other assets and liabilities, net                    2,538

-------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                     524
-------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                $67,713
-------------------------------------------------------------------------------
                                                      Value
                                                      (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class II Shares
    (unlimited authorization -- no par value)
    based on 4,217,420 outstanding shares
    of beneficial interest                        $ 59,194
Accumulated net investment loss                        (17)
Accumulated net realized loss
    on investments                                    (338)
Net unrealized appreciation
    on investments                                   8,874

--------------------------------------------------------------------------------
NET ASSETS                                         $67,713
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- CLASS II SHARES               $16.06
--------------------------------------------------------------------------------


*   Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $1,415,551.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
ADR -- American Depositary Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

50  TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER TECHNOLOGY FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.0%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--5.6%
--------------------------------------------------------------------------------
Ericsson Telephone ADR #                  7,370  $     271
Motorola                                 20,410        451
                                                 ---------
Total Communications
    equipment manufacturing                            722
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--9.9%
--------------------------------------------------------------------------------
Apple Computer*                           8,830        473
EMC*                                     28,720        372
Sandisk*                                  9,050        437
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                          1,282
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--4.5%
--------------------------------------------------------------------------------
Foundry Networks*                        22,550        287
Witness Systems*                         13,850        289
                                                 ---------
Total Computer systems design &
    related services                                   576
                                                 ---------
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--6.2%
--------------------------------------------------------------------------------
Kla-Tencor*                               9,840        480
Teradyne*                                19,690        325
                                                 ---------
Total Industrial machinery manufacturing               805
                                                 ---------
--------------------------------------------------------------------------------
INFORMATION SERVICES--7.9%
--------------------------------------------------------------------------------
Google, Cl A*                             1,450        459
Internet Capital Group*                  43,240        381
Yahoo!*                                   5,440        184
                                                 ---------
Total Information services                           1,024
                                                 ---------
--------------------------------------------------------------------------------
INVESTIGATION & SECURITY SERVICES--2.5%
--------------------------------------------------------------------------------
Cogent*                                  13,870        329
                                                 ---------
Total Investigation & security services                329
                                                 ---------
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT & COMPONENT
    MANUFACTURING--2.6%
--------------------------------------------------------------------------------
Corning*                                 17,100        331
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            331
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--5.8%
--------------------------------------------------------------------------------
Genzyme*                                  2,790  $     200
Gilead Sciences*                          8,090        394
Sepracor*                                 2,610        154
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                             748
                                                 ---------
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--5.1%
--------------------------------------------------------------------------------
Celgene*                                  5,750        312
Genentech*                                4,050        341
                                                 ---------
Total Scientific r&d services                          653
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--33.4%
--------------------------------------------------------------------------------
Advanced Micro Devices*                  14,360        362
Applied Materials                        23,090        392
ASML Holding, NY Shares*                 22,650        374
Broadcom, Cl A*                          14,310        671
Cypress Semiconductor*                   21,330        321
Genesis Microchip*                        7,920        174
JDS Uniphase*                           108,530        241
Marvell Technology Group*                12,130        559
Micron Technology*                       23,980        319
Microsemi*                               11,820        302
Texas Instruments                         9,790        332
Trident Microsystems*                     8,150        259
                                                 ---------
Total Semiconductor & other
    electronic component
    manufacturing                                    4,306
                                                 ---------
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--9.2%
--------------------------------------------------------------------------------
F5 Networks*                              5,570        242
Microsoft                                25,130        647
Openwave Systems*                        16,990        305
                                                 ---------
Total Software publishers                            1,194
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.2%
--------------------------------------------------------------------------------
Adtran                                    8,870        279
                                                 ---------
Total Telecommunications                               279
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 51

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER TECHNOLOGY FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
TELEPHONE APPARATUS MANUFACTURING--4.1%
--------------------------------------------------------------------------------
Comverse Technology*                     20,220  $     531
                                                 ---------
Total Telephone apparatus
    manufacturing                                      531
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $10,306)                                  12,780
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
    FOR LOANED SECURITIES--2.1%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)               273,600        274

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $274)                                        274
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--1.3%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares                166,688        167

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $167)                                        167
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.4%
    (COST $10,747)                                  13,221
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (2.4)%
--------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                                (274)
Payable for capital shares redeemed                    (18)
Payable due to investment adviser                      (10)
Payable due to administrator                            (1)
Other assets and liabilities, net                      (11)

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                    (314)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                $12,907
--------------------------------------------------------------------------------
                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 1,958,515 outstanding shares
    of beneficial interest                        $140,246
Accumulated net realized loss
    on investments                                (129,813)
Net unrealized appreciation
    on investments                                   2,474

--------------------------------------------------------------------------------
NET ASSETS                                         $12,907
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- CLASS I SHARES                $6.59
--------------------------------------------------------------------------------


*   Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $265,248.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
Cl -- Class
ADR -- American Depositary Receipt
NY -- New York

The accompanying notes are an integral part of the financial statements.

52 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER CONCENTRATED GROWTH FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.5%
--------------------------------------------------------------------------------
CEMENT & CONCRETE PRODUCT
    MANUFACTURING--3.0%
--------------------------------------------------------------------------------
Cemex ADR                                17,600  $     920
                                                 ---------
Total Cement & concrete
    product manufacturing                              920
                                                 ---------
--------------------------------------------------------------------------------
COAL MINING--2.4%
--------------------------------------------------------------------------------
Peabody Energy                            8,920        752
                                                 ---------
Total Coal mining                                      752
                                                 ---------
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
    MANUFACTURING--10.1%
--------------------------------------------------------------------------------
Ericsson Telephone ADR #                 32,870      1,211
Lucent Technologies*                    300,500        977
Qualcomm                                 20,860        933
                                                 ---------
Total Communications
    equipment manufacturing                          3,121
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--4.8%
--------------------------------------------------------------------------------
Apple Computer*                          27,340      1,466
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                          1,466
                                                 ---------
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT MANUFACTURING--5.0%
--------------------------------------------------------------------------------
General Electric                         45,710      1,539
                                                 ---------
Total Electrical equipment manufacturing             1,539
                                                 ---------
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--3.2%
--------------------------------------------------------------------------------
Kla-Tencor* #                            20,330        991
                                                 ---------
Total Industrial machinery
    manufacturing                                      991
                                                 ---------
--------------------------------------------------------------------------------
INFORMATION SERVICES--6.3%
--------------------------------------------------------------------------------
Google, Cl A*                             6,110      1,934
                                                 ---------
Total Information services                           1,934
                                                 ---------
--------------------------------------------------------------------------------
INVESTIGATION & SECURITY SERVICES--0.5%
--------------------------------------------------------------------------------
Cogent*                                   6,420        152
                                                 ---------
Total Investigation &
    security services                                  152
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC &
    TECHNICAL CONSULTING SERVICES--2.5%
--------------------------------------------------------------------------------
Monster Worldwide*                       24,850  $     763
                                                 ---------
Total Management, scientific &
    technical consulting services                      763
                                                 ---------
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES
    MANUFACTURING--3.9%
--------------------------------------------------------------------------------
St. Jude Medical*                        25,760      1,206
                                                 ---------
Total Medical equipment &
    supplies manufacturing                           1,206
                                                 ---------
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--3.4%
--------------------------------------------------------------------------------
Corning*                                 53,930      1,042
                                                 ---------
Total Other electrical equipment &
    component manufacturing                          1,042
                                                 ---------
--------------------------------------------------------------------------------
OTHER FINANCIAL INVESTMENT ACTIVITIES--4.1%
--------------------------------------------------------------------------------
T. Rowe Price Group                      19,300      1,260
                                                 ---------
Total Other financial
    investment activities                            1,260
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--4.6%
--------------------------------------------------------------------------------
Gilead Sciences*                         29,280      1,428
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                           1,428
                                                 ---------
--------------------------------------------------------------------------------
PROFESSIONAL, SCIENTIFIC &
    TECHNICAL SERVICES--2.4%
--------------------------------------------------------------------------------
Alliance Data Systems*                   18,640        730
                                                 ---------
Total Professional, scientific &
    technical services                                 730
                                                 ---------
--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--3.9%
--------------------------------------------------------------------------------
Sirius Satellite Radio* #               181,460      1,189
                                                 ---------
Total Radio & television broadcasting                1,189
                                                 ---------
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--3.9%
--------------------------------------------------------------------------------
Genentech*                               14,460      1,218
                                                 ---------
Total Scientific r&d services                        1,218
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 53

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER CONCENTRATED GROWTH FUND

                                                     Value
                                        Shares       (000)
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--3.1%
--------------------------------------------------------------------------------
Morgan Stanley                           17,465  $     942
                                                 ---------
Total Security & commodity
    contracts intermediation &
    brokerage                                          942
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--22.3%
--------------------------------------------------------------------------------
Advanced Micro Devices*                  73,680      1,857
Analog Devices                           20,135        748
Applied Materials                        89,740      1,522
Broadcom, Cl A*                          39,150      1,837
Texas Instruments                        26,680        904
                                                 ---------
Total Semiconductor & other
    electronic component
    manufacturing                                    6,868
                                                 ---------
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--9.1%
--------------------------------------------------------------------------------
Electronic Arts*                         16,240        924
Microsoft                                73,050      1,879
                                                 ---------
Total Software publishers                            2,803
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $26,933)                                  30,324
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
    FOR LOANED SECURITIES--7.6%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)             2,341,900      2,342

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $2,342)                                    2,342
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--5.8%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares              1,783,808      1,784

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $1,784)                                    1,784
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--111.9%
    (COST $31,059)                                  34,450
--------------------------------------------------------------------------------

                                                      Value
                                                      (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (11.9)%
--------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                           $  (2,342)
Payable for investment
    securities purchased                            (1,430)
Payable due to investment adviser                      (32)
Payable for capital shares redeemed                    (15)
Payable due to administrator                            (4)
Other assets and liabilities, net                      152

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                  (3,671)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                $30,779
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 4,333,671 outstanding shares
    of beneficial interest                        $183,987
Accumulated net realized loss
    on investments                                (156,599)
Net unrealized appreciation
    on investments                                   3,391

--------------------------------------------------------------------------------
NET ASSETS                                         $30,779
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I SHARES                $7.10
--------------------------------------------------------------------------------


*   Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $2,226,326.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
ADR -- American Depositary Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

54 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER NEW ENTERPRISE FUND
September 30, 2005

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.1%
--------------------------------------------------------------------------------
ADVERTISING & RELATED SERVICES--1.5%
--------------------------------------------------------------------------------
aQuantive*                                6,930  $     140
                                                 ---------
Total Advertising & related services                   140
                                                 ---------
--------------------------------------------------------------------------------
CLOTHING STORES--2.8%
--------------------------------------------------------------------------------
Urban Outfitters*                         8,600        253
                                                 ---------
Total Clothing stores                                  253
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER & PERIPHERAL EQUIPMENT
    MANUFACTURING--4.6%
--------------------------------------------------------------------------------
Apple Computer*                           2,730        146
Sandisk*                                  5,690        275
                                                 ---------
Total Computer & peripheral
    equipment manufacturing                            421
                                                 ---------
--------------------------------------------------------------------------------
COMPUTER SYSTEMS DESIGN &
    RELATED SERVICES--7.4%
--------------------------------------------------------------------------------
Foundry Networks* #                      15,220        193
Ixia*                                     2,190         32
Netgear*                                  4,970        120
Witness Systems* #                       15,990        334
                                                 ---------
Total Computer systems design &
    related services                                   679
                                                 ---------
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY MANUFACTURING--5.3%
--------------------------------------------------------------------------------
Kla-Tencor*                               5,330        260
Varian Semiconductor
    Equipment Associates* #               5,390        228
                                                 ---------
Total Industrial machinery
    manufacturing                                      488
                                                 ---------
--------------------------------------------------------------------------------
INFORMATION SERVICES--8.8%
--------------------------------------------------------------------------------
CNET Networks*                           18,510        251
Google, Cl A*                             1,100        348
Yahoo!*                                   6,040        205
                                                 ---------
Total Information services                             804
                                                 ---------
--------------------------------------------------------------------------------
INVESTIGATION & SECURITY SERVICES--2.0%
--------------------------------------------------------------------------------
Cogent* #                                 7,570        180
                                                 ---------
Total Investigation &
    security services                                  180
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MANAGEMENT, SCIENTIFIC &
    TECHNICAL CONSULTING SERVICES--2.5%
--------------------------------------------------------------------------------
Monster Worldwide*                        7,590  $     233
                                                 ---------
Total Management, scientific &
    technical consulting services                      233
                                                 ---------
--------------------------------------------------------------------------------
OIL & GAS EXTRACTION--4.5%
--------------------------------------------------------------------------------
Range Resources                           5,180        200
Ultra Petroleum*                          3,660        208
                                                 ---------
Total Oil & gas extraction                             408
                                                 ---------
--------------------------------------------------------------------------------
OTHER ELECTRICAL EQUIPMENT &
    COMPONENT MANUFACTURING--1.7%
--------------------------------------------------------------------------------
Corning*                                  7,870        152
                                                 ---------
Total Other electrical equipment &
    component manufacturing                            152
                                                 ---------
--------------------------------------------------------------------------------
OTHER LEATHER & ALLIED PRODUCT
    MANUFACTURING--1.6%
--------------------------------------------------------------------------------
Coach*                                    4,690        147
                                                 ---------
Total Other leather & allied
    product manufacturing                              147
                                                 ---------
--------------------------------------------------------------------------------
OTHER MISCELLANEOUS MANUFACTURING--2.9%
--------------------------------------------------------------------------------
Scientific Games, Cl A*                   8,530        264
                                                 ---------
Total Other miscellaneous
    manufacturing                                      264
                                                 ---------
--------------------------------------------------------------------------------
PHARMACEUTICAL & MEDICINE
    MANUFACTURING--5.4%
--------------------------------------------------------------------------------
Gilead Sciences*                          2,700        131
Sepracor*                                 2,300        136
United Therapeutics*                      3,240        226
                                                 ---------
Total Pharmaceutical &
    medicine manufacturing                             493
                                                 ---------
--------------------------------------------------------------------------------
RADIO & TELEVISION BROADCASTING--1.2%
--------------------------------------------------------------------------------
Sirius Satellite Radio* #                16,740        110
                                                 ---------
Total Radio & television broadcasting                  110
                                                 ---------

                                              TURNER FUNDS 2005 ANNUAL REPORT 55

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
TURNER NEW ENTERPRISE FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SCIENTIFIC R&D SERVICES--4.8%
--------------------------------------------------------------------------------
Celgene*                                  3,870  $     210
Genentech*                                2,720        229
                                                 ---------
Total Scientific r&d services                          439
                                                 ---------
--------------------------------------------------------------------------------
SECURITIES & COMMODITY EXCHANGES--1.5%
--------------------------------------------------------------------------------
Chicago Mercantile
    Exchange Holdings                       420        142
                                                 ---------
Total Securities &
    commodity exchanges                                142
                                                 ---------
--------------------------------------------------------------------------------
SECURITY & COMMODITY CONTRACTS
    INTERMEDIATION & BROKERAGE--1.3%
--------------------------------------------------------------------------------
Ameritrade Holding*                       5,600        120
                                                 ---------
Total Security & commodity contracts
    intermediation & brokerage                         120
                                                 ---------
--------------------------------------------------------------------------------
SEMICONDUCTOR & OTHER ELECTRONIC
    COMPONENT MANUFACTURING--22.4%
--------------------------------------------------------------------------------
Advanced Micro Devices*                   7,780        196
Applied Materials                        14,090        239
Broadcom, Cl A*                           8,320        390
Cypress Semiconductor*                   14,220        214
JDS Uniphase*                           100,470        223
Marvell Technology Group*                 6,670        308
Microsemi* #                              9,230        236
Trident Microsystems*                     7,620        242
                                                 ---------
Total Semiconductor & other
    electronic component
    manufacturing                                    2,048
                                                 ---------
--------------------------------------------------------------------------------
SOFTWARE PUBLISHERS--7.0%
--------------------------------------------------------------------------------
F5 Networks*                              3,230        140
Microsoft                                15,270        393
Openwave Systems* #                       5,950        107
                                                 ---------
Total Software publishers                              640
                                                 ---------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.7%
--------------------------------------------------------------------------------
Dobson Communications, Cl A*             19,250        148
NII Holdings*                             2,270        192
                                                 ---------
Total Telecommunications                               340
                                                 ---------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
TELEPHONE APPARATUS MANUFACTURING --3.8%
--------------------------------------------------------------------------------
Comverse Technology*                     13,070  $     343
                                                 ---------
Total Telephone apparatus
    manufacturing                                      343
                                                 ---------
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--2.4%
--------------------------------------------------------------------------------
MGM Mirage*                               5,020        220
                                                 ---------
Total Traveler accommodation                           220
                                                 ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (COST $7,241)                                    9,064
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
    FOR LOANED SECURITIES--9.1%
--------------------------------------------------------------------------------
Boston Global Investment Trust--
    Quality Portfolio (1)               829,800        830

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
    AS COLLATERAL FOR LOANED SECURITIES
    (COST $830)                                        830
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT--1.9%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
    Institutional Shares                168,861        169

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (COST $169)                                        169
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--110.1%
    (COST $8,240)                                   10,063
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-- (10.1)%
--------------------------------------------------------------------------------
Obligation to return securities
    lending collateral                                (830)
Payable for investment
    securities purchased                              (114)
Payable for capital shares redeemed                    (16)
Payable due to investment adviser                       (8)
Payable due to administrator                            (1)
Other assets and liabilities, net                       50

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES                    (919)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                 $9,144
--------------------------------------------------------------------------------

56 TURNER FUNDS 2005 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER NEW ENTERPRISE FUND

                                                    Value
                                                     (000)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Portfolio capital of Class I Shares
    (unlimited authorization -- no par value)
    based on 1,560,158 outstanding shares
    of beneficial interest                         $15,951
Accumulated net realized loss
    on investments                                  (8,630)
Net unrealized appreciation
    on investments                                   1,823

--------------------------------------------------------------------------------
NET ASSETS                                         $ 9,144
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- CLASS I SHARES                 $5.86
--------------------------------------------------------------------------------


*   Non-income producing security
# Security fully or partially on loan at September 30, 2005 (see Note 9 in Notes to Financial Statements). The total value of securities on loan at September 30, 2005, was $796,238.
(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund, as such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.
Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                              TURNER FUNDS 2005 ANNUAL REPORT 57

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS (000)

                                                                      Turner                Turner
                                                  Turner               Core                Strategic             Turner
                                                 Large Cap            Growth                Growth               Midcap
                                                Growth Fund           Fund (1)               Fund             Growth Fund
                                               -------------------------------------------------------------------------------------
                                                year ended          year ended            year ended           year ended
                                                  9/30/05             9/30/05               9/30/05              9/30/05
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
    Dividend                                     $  512              $   143               $   38                $ 3,582
    Interest                                         16                   18                    3                     57
    Securities lending                                1                   --                    1                    288
    Foreign taxes withheld                           --                   --                   --                     (6)
------------------------------------------------------------------------------------------------------------------------------------
       Total investment income                      529                  161                   42                  3,921
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                        348                  104                   51                  7,015
    Administrator fees                               87                   21                   10                  1,403
    Distribution fees(2)                             --                   --                   --                      4
    Shareholder service fees(2)                      --                    5                   --                      4
    Transfer agent fees                             120                   35                   31                  1,705
    Custodian fees                                   38                   41                   19                    258
    Registration fees                                13                    2                    1                    135
    Professional fees                                11                    6                    2                    271
    Printing fees                                     9                    6                    2                    250
    Trustees' fees                                    6                    1                    1                     75
    Insurance and other fees                          9                    2                    1                    114
------------------------------------------------------------------------------------------------------------------------------------
       Total expenses                               641                  223                  118                 11,234
    Less:
          Investment advisory fee waiver           (206)                (104)                 (32)                    --
          Reimbursement from adviser                 --                  (23)                  --                     --
------------------------------------------------------------------------------------------------------------------------------------
       Net expenses                                 435                   96                   86                 11,234
------------------------------------------------------------------------------------------------------------------------------------
       Net investment income (loss)                  94                   65                  (44)                (7,313)
------------------------------------------------------------------------------------------------------------------------------------
    Net realized gain from
       securities sold                            7,141                  395                  353                118,724
    Net change in unrealized
       appreciation (depreciation)
       of investment securities                    (384)               3,222                  708                100,398
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
       on investments                             6,757                3,617                1,061                219,122
------------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting
       from operations                           $6,851               $3,682               $1,017               $211,809
====================================================================================================================================


                                                   Turner                Turner                 Turner
                                                  Small Cap            Micro Cap               Small Cap
                                                Growth Fund            Growth Fund            Equity Fund
                                               ----------------------------------------------------------------
                                                 year ended            year ended             year ended
                                                   9/30/05               9/30/05                9/30/05
---------------------------------------------------------------------------------------------------------------
Investment Income:
    Dividend                                     $    563                 $  763                $  322
    Interest                                           97                  1,123                    41
    Securities lending                                163                    251                     1
    Foreign taxes withheld                             --                     --                    --
---------------------------------------------------------------------------------------------------------------
       Total investment income                        823                  2,137                   364
---------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                        2,456                  4,310                   469
    Administrator fees                                369                    647                    76
    Distribution fees(2)                               --                     --                   126
    Shareholder service fees(2)                        --                     --                    --
    Transfer agent fees                               416                    765                    76
    Custodian fees                                     65                     94                    52
    Registration fees                                  35                     55                     4
    Professional fees                                  72                    128                    16
    Printing fees                                      66                    124                    17
    Trustees' fees                                     20                     33                     4
    Insurance and other fees                           32                     53                     6
---------------------------------------------------------------------------------------------------------------
       Total expenses                               3,531                  6,209                   846
    Less:
          Investment advisory fee waiver             (460)                  (175)                 (123)
          Reimbursement from adviser                   --                     --                    --
---------------------------------------------------------------------------------------------------------------
       Net expenses                                 3,071                  6,034                   723
---------------------------------------------------------------------------------------------------------------
       Net investment income (loss)                (2,248)                (3,897)                 (359)
---------------------------------------------------------------------------------------------------------------
    Net realized gain from
       securities sold                             21,220                 42,124                   130
    Net change in unrealized
       appreciation (depreciation)
       of investment securities                    17,030                 66,602                 6,763
---------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
       on investments                              38,250                108,726                 6,893
---------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting
       from operations                            $36,002               $104,829                $6,534
===============================================================================================================

                                                                      Turner
                                                  Turner            Concentrated          Turner
                                                Technology             Growth         New Enterprise
                                                   Fund                 Fund               Fund
                                               -----------------------------------------------------
                                                year ended           year ended         year ended
                                                  9/30/05              9/30/05            9/30/05
----------------------------------------------------------------------------------------------------
Investment Income:
    Dividend                                      $    12              $   174              $  12
    Interest                                            4                    8                  3
    Securities lending                                 10                   24                 10
    Foreign taxes withheld                             --                   (4)                --
----------------------------------------------------------------------------------------------------
       Total investment income                         26                  202                 25
----------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                          118                  311                125
    Administrator fees                                 22                   52                 17
    Distribution fees(2)                               --                   --                 --
    Shareholder service fees(2)                        --                   --                 --
    Transfer agent fees                                63                   69                 44
    Custodian fees                                      8                   20                 14
    Registration fees                                   3                    7                  2
    Professional fees                                   5                   10                  3
    Printing fees                                       4                    7                  3
    Trustees' fees                                      1                    3                  1
    Insurance and other fees                            2                    5                  2
----------------------------------------------------------------------------------------------------
       Total expenses                                 226                  484                211
    Less:
          Investment advisory fee waiver              (33)                 (87)               (58)
          Reimbursement from adviser                   --                   --                 --
----------------------------------------------------------------------------------------------------
       Net expenses                                   193                  397                153
----------------------------------------------------------------------------------------------------
       Net investment income (loss)                  (167)                (195)              (128)
----------------------------------------------------------------------------------------------------
    Net realized gain from
       securities sold                                844                4,356              1,971
    Net change in unrealized
       appreciation (depreciation)
       of investment securities                     1,943                2,922                885
----------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
       on investments                               2,787                7,278              2,856
----------------------------------------------------------------------------------------------------
    Net increase in net assets resulting
       from operations                             $2,620               $7,083             $2,728
====================================================================================================


(1) Effective February 25, 2005, the Constellation Funds reorganized the Constellation TIP Core Growth Fund with and into a newly created series of the Turner Funds, called the Turner Core Growth Fund. For additional information see Note 1 in the Notes to Financial Statements.

(2) Attributable to Class II Shares only.

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.


58 & 59 TURNER FUNDS 2005 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                       Turner Large Cap Growth Fund            Turner Core Growth Fund (1)
                                                     -------------------------------------------------------------------------------
                                                      year ended           year ended        year ended          year ended
                                                        9/30/05              9/30/04           9/30/05             9/30/04
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)                           $  94           $     110            $  65            $    (15)
    Net realized gain from securities sold                 7,141               3,472              395                 709
    Net change in unrealized
       appreciation (depreciation) of investments           (384)               (298)           3,222                (162)
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting
          from operations                                  6,851               3,284            3,682                 532
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
    Net investment income
       Class I Shares                                        (53)                (87)              --                  --
------------------------------------------------------------------------------------------------------------------------------------
          Total dividends and distributions                  (53)                (87)              --                  --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued                           24,448              50,271           33,622                 341
    Proceeds from shares issued
      in lieu of cash distributions                           53                  87               --                  --
    Cost of shares redeemed                              (56,265)            (64,980)          (1,527)             (1,321)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    Class I Shares transactions                          (31,764)            (14,622)          32,095                (980)
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                               --                  --                1                  --
    Cost of shares redeemed                                   --                  --               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
    Class II  Shares transactions                             --                  --                1                  --
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       from capital share transactions                   (31,764)            (14,622)          32,096                (980)
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets           (24,966)            (11,425)          35,778                (448)
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                     67,991              79,416            5,080               5,528
------------------------------------------------------------------------------------------------------------------------------------
    End of year                                          $43,025            $ 67,991          $40,858              $5,080
====================================================================================================================================
Undistributed net investment income
    (accumulated net investment loss)                 $       83          $       42        $      65           $      --
====================================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                                 4,787              10,119            5,458                  39
    Issued in lieu of cash distributions                      10                  17               --                  --
    Redeemed                                             (10,913)            (13,274)          (2,296)               (152)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Class I Shares                     (6,116)             (3,138)           3,162                (113)
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Issued                                                    --                  --               --                  --
    Redeemed                                                  --                  --               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Increase in Class II Shares                                   --                  --               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares transaction             (6,116)             (3,138)           3,162                (113)
====================================================================================================================================

                                                          Turner Strategic Growth Fund                 Turner Midcap Growth Fund
                                                     -------------------------------------------------------------------------------
                                                       year ended             year ended           year ended            year ended
                                                         9/30/05                9/30/04              9/30/05               9/30/04
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)                       $    (44)              $    (33)             $  (7,313)          $   (7,574)
    Net realized gain from securities sold                  353                    211                118,724               78,392
    Net change in unrealized
       appreciation (depreciation) of investments           708                    (12)               100,398              (22,549)
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting
          from operations                                 1,017                    166                211,809               48,269
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
    Net investment income
       Class I Shares                                        --                     --                     --                   --
------------------------------------------------------------------------------------------------------------------------------------
          Total dividends and distributions                  --                     --                     --                   --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued                           4,312                  2,372                259,069              433,824
    Proceeds from shares issued
     in lieu of cash distributions                           --                     --                     --                  --
    Cost of shares redeemed                              (2,601)                (1,659)              (372,696)            (398,027)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    Class I Shares transactions                           1,711                    713               (113,627)              35,797
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                              --                     --                    446                1,285
    Cost of shares redeemed                                  --                     --                   (359)                (268)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
    Class II  Shares transactions                            --                     --                     87                1,017
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       from capital share transactions                    1,711                    713               (113,540)              36,814
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets            2,728                    879                 98,269               85,083
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                     4,430                  3,551                859,294              774,211
------------------------------------------------------------------------------------------------------------------------------------
    End of year                                          $7,158                 $4,430               $957,563            $ 859,294
====================================================================================================================================
Undistributed net investment income
    (accumulated net investment loss)                 $      --               $    --            $        (8)         $        --
====================================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                                  404                    235                 10,915               19,641
    Issued in lieu of cash distributions                     --                     --                     --                   --
    Redeemed                                               (239)                  (167)               (15,573)             (18,363)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Class I Shares                       165                     68                 (4,658)               1,278
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Issued                                                   --                     --                     19                   58
    Redeemed                                                 --                     --                    (15)                 (13)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Class II Shares                                  --                     --                      4                   45
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares transaction               165                     68                 (4,654)               1,323
====================================================================================================================================

                                                         Turner Small Cap Growth Fund
                                                     ------------------------------------
                                                       year ended            year ended
                                                         9/30/05               9/30/04
-----------------------------------------------------------------------------------------
Investment activities:
    Net investment income (loss)                      $   (2,248)            $  (2,148)
    Net realized gain from securities sold                21,220                29,912
    Net change in unrealized
       appreciation (depreciation) of investments         17,030                (3,548)
-----------------------------------------------------------------------------------------
       Net increase in net assets resulting
          from operations                                 36,002                24,216
-----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
    Net investment income
       Class I Shares                                         --                    --
-----------------------------------------------------------------------------------------
          Total dividends and distributions                   --                    --
-----------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued                           77,920               134,231
    Proceeds from shares issued
     in lieu of cash distributions                            --                    --
    Cost of shares redeemed                              (93,986)             (114,025)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    Class I Shares transactions                          (16,066)               20,206
-----------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                               --                    --
    Cost of shares redeemed                                   --                    --
-----------------------------------------------------------------------------------------
Net increase in net assets from
    Class II  Shares transactions                             --                    --
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       from capital share transactions                   (16,066)               20,206
-----------------------------------------------------------------------------------------
       Total increase (decrease) in net assets            19,936                44,422
-----------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                    237,213               192,791
-----------------------------------------------------------------------------------------
    End of year                                         $257,149              $237,213
=========================================================================================
Undistributed net investment income
    (accumulated net investment loss)                   $     --              $     --
=========================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                                 3,390                 6,279
    Issued in lieu of cash distributions                      --                    --
    Redeemed                                              (4,092)               (5,366)
-----------------------------------------------------------------------------------------
Increase (decrease) in Class I Shares                       (702)                  913
-----------------------------------------------------------------------------------------
Class II Shares
    Issued                                                    --                    --
    Redeemed                                                  --                    --
-----------------------------------------------------------------------------------------
Increase in Class II Shares                                   --                    --
-----------------------------------------------------------------------------------------
Net increase (decrease) in shares transaction               (702)                  913
=========================================================================================

(1) Effective February 25, 2005, the Constellation Funds reorganized the Constellation TIP Core Growth Fund with and into a newly-created series of the Turner Funds, called the Turner Core Growth Fund. For additional information see Note 1 in Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

60 & 61 TURNER FUNDS 2005 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                      Turner Micro Cap Growth Fund           Turner Small Cap Equity Fund
                                                   ---------------------------------------------------------------------------------
                                                     year ended           year ended        year ended          year ended
                                                       9/30/05              9/30/04           9/30/05             9/30/04
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                              $   (3,897)        $   (2,886)        $    (359)          $     (52)
    Net realized gain (loss)
       from securities sold                              42,124             46,458               130               3,270 (1)
    Net change in unrealized appreciation
        (depreciation) of investments                    66,602             17,638             6,763                 708
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
        net assets resulting from operations            104,829             61,210             6,534               3,926
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
    Net investment income Class I Shares                     --                 --                --                  --
    Realized capital gains
       Class I Shares                                   (48,588)            (6,514)               --                  --
       Class II Shares                                       --                 --                --              (1,316)
    Return of capital Class II Shares                        --                 --                --                 (51)
------------------------------------------------------------------------------------------------------------------------------------
          Total dividends and distributions             (48,588)            (6,514)               --              (1,367)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued                         125,396            135,004                --                  --
    Proceeds from shares issued in lieu
       of cash distributions                             47,598              6,268                --                  --
    Cost of shares redeemed                             (93,819)           (83,116)               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    Class I Shares transactions                          79,175             58,156                --                  --
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                              --                 --            36,702              54,757
    Proceeds from shares issued in lieu
       of cash distributions                                 --                 --                --               1,362
    Cost of shares redeemed                                  --                 --            (4,694)            (42,064) (2)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
    Class II Shares transactions                             --                 --            32,008              14,055
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net
       assets from capital share transactions            79,175             58,156            32,008              14,055
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets          135,416            112,852            38,542              16,614
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                   366,692            253,840            29,171              12,557
------------------------------------------------------------------------------------------------------------------------------------
    End of year                                        $502,108           $366,692           $67,713             $29,171
====================================================================================================================================
Undistributed net investment income
    (accumulated net investment loss)                  $     --           $     (1)          $   (17)            $    --
====================================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                                2,435              2,824                --                  --
    Issued in lieu of cash distributions                    983                137                --                  --
    Redeemed                                             (1,857)            (1,764)               --                  --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Class I Shares                     1,561              1,197                --                  --
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Issued                                                   --                 --             2,430               4,083
    Issued in lieu of cash distributions                     --                 --                --                 106
    Redeemed                                                 --                 --              (309)             (3,116)(2)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Class II Shares                                  --                 --             2,121               1,073
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares transaction             1,561              1,197             2,121               1,073
====================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                            Turner Technology Fund                 Turner Concentrated Growth Fund
                                                   ---------------------------------------------------------------------------------
                                                      year ended              year ended          year ended            year ended
                                                        9/30/05                 9/30/04             9/30/05               9/30/04
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                              $    (167)              $    (309)            $    (195)          $     (475)
    Net realized gain (loss)
       from securities sold                                844                   2,395                 4,356                 (396)
    Net change in unrealized appreciation
        (depreciation) of investments                    1,943                  (1,105)                2,922                 (545)
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
        net assets resulting from operations             2,620                     981                 7,083               (1,416)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
    Net investment income Class I Shares                    --                      --                    --                   --
    Realized capital gains
       Class I Shares                                       --                      --                    --                   --
       Class II Shares                                      --                      --                    --                   --
    Return of capital Class II Shares                       --                      --                    --                   --
------------------------------------------------------------------------------------------------------------------------------------
          Total dividends and distributions                 --                      --                    --                   --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued                          1,607                   5,588                 7,012               15,356
    Proceeds from shares issued in lieu
       of cash distributions                                --                      --                    --                   --
    Cost of shares redeemed                             (7,350)                (10,235)              (22,425)             (21,835)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    Class I Shares transactions                         (5,743)                 (4,647)              (15,413)              (6,479)
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                             --                      --                    --                   --
    Proceeds from shares issued in lieu
       of cash distributions                                --                      --                    --                   --
    Cost of shares redeemed                                 --                      --                    --                   --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
    Class II Shares transactions                            --                      --                    --                   --
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net
       assets from capital share transactions           (5,743)                 (4,647)              (15,413)              (6,479)
------------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets          (3,123)                 (3,666)               (8,330)              (7,895)
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                   16,030                  19,696                39,109               47,004
------------------------------------------------------------------------------------------------------------------------------------
    End of year                                        $12,907                $ 16,030               $30,779             $ 39,109
====================================================================================================================================
Undistributed net investment income
    (accumulated net investment loss)                  $    --                $     --               $    --             $     --
====================================================================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                                 264                     896                 1,085                2,338
    Issued in lieu of cash distributions                    --                      --                    --                   --
    Redeemed                                            (1,194)                 (1,714)               (3,468)              (3,394)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Class I Shares                     (930)                   (818)               (2,383)              (1,056)
------------------------------------------------------------------------------------------------------------------------------------
Class II Shares
    Issued                                                  --                      --                    --                   --
    Issued in lieu of cash distributions                    --                      --                    --                   --
    Redeemed                                                --                      --                    --                   --
------------------------------------------------------------------------------------------------------------------------------------
Increase in Class II Shares                                 --                      --                    --                   --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares transaction             (930)                   (818)               (2,383)              (1,056)
====================================================================================================================================


                                                       Turner  New Enterprise Fund
                                                   ------------------------------------
                                                    year ended            year ended
                                                      9/30/05               9/30/04
---------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                               $  (128)            $    (150)
    Net realized gain (loss)
       from securities sold                             1,971                (1,382)
    Net change in unrealized appreciation
        (depreciation) of investments                     885                   224
---------------------------------------------------------------------------------------
       Net increase (decrease) in
        net assets resulting from operations            2,728                (1,308)
---------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
    Net investment income Class I Shares                   --                    --
    Realized capital gains
       Class I Shares                                      --                    --
       Class II Shares                                     --                    --
    Return of capital Class II Shares                      --                    --
---------------------------------------------------------------------------------------
          Total dividends and distributions                --                    --
---------------------------------------------------------------------------------------
Capital share transactions:
Class I Shares
    Proceeds from shares issued                         7,793                25,236
    Proceeds from shares issued in lieu
       of cash distributions                               --                    --
    Cost of shares redeemed                           (12,182)              (26,591)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    Class I Shares transactions                        (4,389)               (1,355)
---------------------------------------------------------------------------------------
Class II Shares
    Proceeds from shares issued                            --                    --
    Proceeds from shares issued in lieu
       of cash distributions                               --                    --
    Cost of shares redeemed                                --                    --
---------------------------------------------------------------------------------------
Net increase in net assets from
    Class II Shares transactions                           --                    --
---------------------------------------------------------------------------------------
    Net increase (decrease) in net
       assets from capital share transactions          (4,389)               (1,355)
---------------------------------------------------------------------------------------
       Total increase (decrease) in net assets         (1,661)               (2,663)
---------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                  10,805                13,468
---------------------------------------------------------------------------------------
    End of year                                       $ 9,144              $ 10,805
=======================================================================================
Undistributed net investment income
    (accumulated net investment loss)                 $    --              $     --
=======================================================================================
Shares issued and redeemed:
Class I Shares
    Issued                                              1,494                 4,681
    Issued in lieu of cash distributions                   --                    --
    Redeemed                                           (2,324)               (5,392)
---------------------------------------------------------------------------------------
Increase (decrease) in Class I Shares                    (830)                 (711)
---------------------------------------------------------------------------------------
Class II Shares
    Issued                                                 --                    --
    Issued in lieu of cash distributions                   --                    --
    Redeemed                                               --                    --
---------------------------------------------------------------------------------------
Increase in Class II Shares                                --                    --
---------------------------------------------------------------------------------------
Net increase (decrease) in shares transaction            (830)                 (711)
=======================================================================================


(1) Includes realized gain of $3,104,328 due to in-kind redemption (see Note 10 in Notes to Financial Statements).
(2) Includes redemptions as a result of in-kind transfers of securities (see
    Note 10 in Notes to Financial Statements).

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

62 & 63 TURNER FUNDS 2005 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Realized and
               Net asset          Net          unrealized         Total        Dividends      Distributions
                value,        investment          gains           from         from net           from
               beginning        income         (losses) on     investment     investment         capital          Total
               of period        (loss)         investments     operations       income            gains       distributions
------------------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Fund -- Class I Shares
----------------------------------------------
2005               $ 4.83            0.01(4)         0.57            0.58        --*                --             --
2004               $ 4.62             --             0.21            0.21        --*                --             --
2003               $ 3.50             --             1.12            1.12        --*                --             --
2002               $ 4.70             --            (1.20)          (1.20)       --                 --             --
2001               $ 9.81             --            (5.11)          (5.11)       --                 --             --
-----------------------------------------
Turner Core Growth Fund -- Class I Shares
-----------------------------------------
2005               $ 8.84           0.02             2.07            2.09        --                --              --
2004               $ 8.04          (0.03)            0.83            0.80        --                --              --
2003               $ 6.29          (0.03)            1.78            1.75        --                --              --
2002               $ 8.18          (0.03)           (1.86)          (1.89)       --                --              --
2001(2)            $10.00             --            (1.82)          (1.82)       --                --              --
------------------------------------------
Turner Core Growth Fund -- Class II Shares
------------------------------------------
2005(7)            $10.58             --             0.35            0.35        --                --              --
------------------------------------------------
Turner Strategic Growth Fund-- Class I Shares(3)
------------------------------------------------
2005               $ 9.88          (0.07)(4)         1.87            1.80        --                --              --
2004               $ 9.35          (0.07)            0.60            0.53        --                --              --
2003               $ 6.59          (0.06)            2.82            2.76        --                --              --
2002               $ 9.01          (0.08)           (2.34)          (2.42)       --                --              --
2001               $26.20          (0.10)(4)       (11.63)         (11.73)       --              (5.46)          (5.46)
-------------------------------------------
Turner Midcap Growth Fund -- Class I Shares
-------------------------------------------
2005               $20.99          (0.19)(4)         5.59            5.40        --                --              --
2004               $19.54          (0.18)(4)         1.63            1.45        --                --              --
2003               $13.78          (0.14)(4)         5.90            5.76        --                --              --
2002               $17.40          (0.14)           (3.48)          (3.62)       --                --              --
2001               $46.52          (0.16)          (25.89)         (26.05)       --              (3.07)          (3.07)
--------------------------------------------
Turner Midcap Growth Fund -- Class II Shares
--------------------------------------------
2005               $20.69          (0.30)(4)         5.50            5.20        --                --              --
2004               $19.36          (0.28)(4)         1.61            1.33        --                --              --
2003               $13.72          (0.23)(4)         5.87            5.64        --                --              --
2002               $17.41          (0.22)(4)        (3.47)          (3.69)       --                --              --
2001(6)            $17.30             --             0.11            0.11        --                --              --
----------------------------------------------
Turner Small Cap Growth Fund -- Class I Shares
----------------------------------------------
2005               $21.33          (0.01)            3.36            3.35        --                --              --
2004               $18.88          (0.19)            2.64            2.45        --                --              --
2003               $12.62          (0.12)            6.38            6.26        --                --              --
2002               $15.65          (0.20)           (2.83)          (3.03)       --                --              --
2001               $44.79          (0.04)          (18.63)         (18.67)       --             (10.47)         (10.47)

                                                                                                        Ratio of net
                                                       Net         Ratio of         Ratio of total      investment
                  Net asset                        assets end    net expenses          expenses         income (loss)      Portfolio
                 value, end         Total           of period     to average          to average        to average         turnover
                  of period        return             (000)       net assets++        net assets        net assets++        rate+++
------------------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Fund -- Class I Shares
----------------------------------------------
2005              $ 5.41           12.09%         $  43,025        0.75%                1.10%             0.16%            154.66%
2004              $ 4.83            4.64%         $  67,991        0.75%                0.94%             0.11%            165.94%
2003              $ 4.62           32.01%         $  79,416        0.75%                0.97%             0.03%            201.35%
2002              $ 3.50          (25.53)%        $  59,971        0.65%                0.90%               -- %           272.99%
2001              $ 4.70          (52.09)%        $  53,048        0.74%                1.03%            (0.14)%           376.49%
-----------------------------------------
Turner Core Growth Fund -- Class I Shares
-----------------------------------------
2005              $10.93           23.64%         $  40,857        0.69% (1)            1.60%             0.46%            136.36%
2004              $ 8.84            9.95%         $   5,080        1.25%                1.97%            (0.27)%           104.00%
2003              $ 8.04           27.82%         $   5,528        1.25%                2.14%            (0.34)%           187.00%
2002              $ 6.29          (23.11)%        $   4,747        1.25%                1.91%            (0.33)%           313.00%
2001(2)           $ 8.18          (18.20)%+       $   6,949        1.25%                5.35%            (0.20)%            91.00%
------------------------------------------
Turner Core Growth Fund -- Class II Shares
------------------------------------------
2005(7)           $10.93            3.31%         $       1        0.83%                2.50%             0.33%            136.36%
------------------------------------------------
Turner Strategic Growth Fund-- Class I Shares(3)
------------------------------------------------
2005              $11.68           18.22%         $   7,158        1.25%                1.73%            (0.64)%           206.17%
2004              $ 9.88            5.67%         $   4,430        1.25%                1.83%            (0.70)%           262.01%
2003              $ 9.35           41.88%         $   3,551        1.25%                1.53%            (0.77)%           282.15%
2002              $ 6.59          (26.86)%        $   4,847        1.26%(5)             5.98%(5)         (0.71)%           391.98%
2001              $ 9.01          (53.71)%        $   9,776        1.25%(5)             3.49%(5)         (0.69)%           400.04%
-------------------------------------------
Turner Midcap Growth Fund -- Class I Shares
-------------------------------------------
2005              $26.39           25.73%         $ 955,730        1.20%                1.20%            (0.78)%           151.63%
2004              $20.99            7.42%         $ 857,899        1.16%                1.16%            (0.84)%           167.17%
2003              $19.54           41.80%         $ 773,788        1.15%                1.18%            (0.87)%           208.80%
2002              $13.78          (20.80)%        $ 561,244        1.05%                1.16%            (0.81)%           259.62%
2001              $17.40          (59.00)%        $ 595,761        1.04%                1.12%            (0.77)%           335.57%
--------------------------------------------
Turner Midcap Growth Fund -- Class II Shares
--------------------------------------------
2005              $25.89           25.13%         $   1,833        1.70%                1.70%            (1.28)%           151.63%
2004              $20.69            6.87%         $   1,395        1.66%                1.66%            (1.35)%           167.17%
2003              $19.36           41.11%         $     423        1.65%                1.68%            (1.36)%           208.80%
2002              $13.72          (21.19)%        $     102        1.55%                1.66%            (1.25)%           259.62%
2001(6)           $17.41            0.64%+        $       7        1.54%                1.95%            (1.04)%           335.57%
----------------------------------------------
Turner Small Cap Growth Fund -- Class I Shares
----------------------------------------------
2005              $24.68           15.71%         $ 257,149        1.25%                1.44%            (0.91)%           152.96%
2004              $21.33           12.98%         $ 237,213        1.25%                1.41%            (0.95)%           151.02%
2003              $18.88           49.60%         $ 192,791        1.25%                1.41%            (0.79)%           187.95%
2002              $12.62          (19.36)%        $ 144,181        1.25%                1.40%            (0.99)%           188.34%
2001              $15.65          (49.81)%        $ 241,876        1.25%                1.40%            (0.96)%           176.11%


*   Amount represents less than $0.01 per share.
+   Returns are for the period indicated and have not been annualized.
++  Inclusive of fees paid indirectly, waivers and/or reimbursements.
+++ Excludes effect of in-kind transfers and mergers.
(1) For the period October 1, 2004 through February 25, 2005, the total expense cap was 1.25%. Effective February 26, 2005, the total expense cap was changed to 0.59%.
(2) Commenced operations on February 28, 2001. All ratios for the period have been annualized.
(3) The information set forth in this table for the periods prior to August 17, 2002, is the financial data of the Mercury Select Growth Fund, Class I Shares. From the period June 19, 2000, to August 17, 2002 the Mercury Select Growth Fund operated as a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the "master" portfolio, a mutual fund that has the same investment objective as the Fund. All investments are made at the master level. This stucture is sometimes called a "master/feeder" structure.
(4) Based on average shares outstanding.
(5) Expense ratios include the Mercury Select Growth Fund's, Class I Shares portion of the master's allocated expenses.
(6) Commenced operations on September 24, 2001. All ratios for the period have been annualized.
(7) Commenced operations on August 1, 2005. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64 & 65 TURNER FUNDS 2005 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Realized and
            Net asset                   unrealized       Total        Dividends     Distributions
             value,         Net            gains         from         from net          from         Return
            beginning   investment      (losses) on   investment     investment        capital         of           Total
            of period      loss         investments   operations       income           gains        Capital    distributions
------------------------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund -- Class I Shares
----------------------------------------------
2005            $50.02        (0.46)(4)    13.35         12.89            --            (6.45)           --        (6.45)
2004            $41.38        (0.39)       10.04          9.65            --            (1.01)           --        (1.01)
2003            $32.04        (0.25)        9.59          9.34            --               --            --           --
2002            $32.08        (0.33)        0.29 (1)     (0.04)           --               --            --           --
2001            $45.92        (0.12)       (9.02)        (9.14)           --            (4.70)           --        (4.70)
-----------------------------------------------
Turner Small Cap Equity Fund -- Class II Shares
-----------------------------------------------
2005            $13.92        (0.11)(4)     2.25          2.14            --               --            --           --
2004            $12.27        (0.02)        2.95          2.93            --            (1.23)        (0.05)       (1.28)
2003            $ 9.30        (0.02)        3.00          2.98         (0.01)              --            --        (0.01)
2002 (2)        $10.00           --        (0.70)        (0.70)           --               --            --           --
----------------------------------------
Turner Technology Fund -- Class I Shares
----------------------------------------
2005            $ 5.55        (0.03)        1.07          1.04            --               --            --           --
2004            $ 5.31        (0.10)        0.34          0.24            --               --            --           --
2003            $ 3.03        (0.04)        2.32          2.28            --               --            --           --
2002            $ 4.88        (0.06)       (1.79)        (1.85)           --               --            --           --
2001            $32.69        (0.15)      (23.42)       (23.57)           --            (4.24)           --        (4.24)
------------------------------------------------
Turner Concentrated Growth Fund-- Class I Shares
------------------------------------------------
2005            $ 5.82        (0.02)        1.30          1.28            --               --            --           --
2004            $ 6.05        (0.07)       (0.16)        (0.23)           --               --            --           --
2003            $ 4.03        (0.04)        2.06          2.02            --               --            --           --
2002            $ 5.76           --        (1.73)        (1.73)           --               --            --           --
2001            $24.74        (0.09)      (14.96)       (15.05)           --            (3.93)           --        (3.93)
--------------------------------------------
Turner New Enterprise Fund -- Class I Shares
--------------------------------------------
2005            $ 4.52        (0.03)        1.37          1.34            --               --            --           --
2004            $ 4.34        (0.06)        0.24(1)       0.18            --               --            --           --
2003            $ 2.27        (0.02)        2.09          2.07            --               --            --           --
2002            $ 3.29        (0.04)       (0.98)        (1.02)           --               --            --           --
2001(3)         $12.52        (0.03)       (9.20)        (9.23)           --               --            --           --

                                                                                                      Ratio of net
                                                 Net             Ratio of         Ratio of total       investment
             Net asset                       assets end        net expenses          expenses             loss            Portfolio
            value, end         Total          of period         to average          to average         to average         turnover
             of period        return            (000)           net assets++        net assets        net assets++         rate+++
------------------------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund -- Class I Shares
----------------------------------------------
2005          $56.46           27.90%         $502,108            1.40%               1.44%             (0.90)%            73.50%
2004          $50.02           23.54%         $366,692            1.40%               1.42%             (0.85)%           122.45%
2003          $41.38           29.15%         $253,840            1.40%               1.44%             (0.81)%           147.77%
2002          $32.04           (0.12)%        $178,130            1.31%               1.42%             (0.88)%            88.89%
2001          $32.08          (20.23)%        $160,010            1.25%               1.40%             (0.50)%           121.96%
-----------------------------------------------
Turner Small Cap Equity Fund -- Class II Shares
-----------------------------------------------
2005          $16.06           15.37%          $67,713            1.43%               1.67%             (0.71)%           170.22%
2004          $13.92           24.75%          $29,171            1.35%               1.94%             (0.25)%           221.99%
2003          $12.27           32.04%          $12,557            1.32%               2.05%             (0.26)%           287.39%
2002 (2)      $ 9.30           (7.00)%+        $ 7,260            1.35%               3.02%             (0.07)%            86.94%
----------------------------------------
Turner Technology Fund -- Class I Shares
----------------------------------------
2005          $ 6.59           18.74%         $ 12,907            1.29%               1.50%             (1.11)%           156.92%
2004          $ 5.55            4.52%         $ 16,030            1.65%               1.80%             (1.50)%           331.52%
2003          $ 5.31           75.25%         $ 19,696            1.13%               1.49%             (0.97)%           523.75%
2002          $ 3.03          (37.91)%        $ 11,662            0.88%               1.43%             (0.84)%           734.40%
2001          $ 4.88          (81.12)%        $ 25,147            1.21%               1.58%             (1.10)%           727.24%
------------------------------------------------
Turner Concentrated Growth Fund-- Class I Shares
------------------------------------------------
2005          $ 7.10           21.99%         $ 30,779            1.15%               1.41%             (0.57)%           329.52%
2004          $ 5.82           (3.80)%        $ 39,109            1.42%               1.57%             (0.99)%           498.78%
2003          $ 6.05           50.12%         $ 47,004            1.23%               1.60%             (0.90)%           762.18%
2002          $ 4.03          (30.03)%        $ 29,182            0.30%               1.17%             (0.03)%         1,182.61%
2001          $ 5.76          (70.40)%        $ 56,803            1.05%               1.32%             (0.76)%         1,117.77%
--------------------------------------------
Turner New Enterprise Fund -- Class I Shares
--------------------------------------------
2005          $ 5.86           29.65%         $  9,144            1.36%               1.87%             (1.14)%           226.82%
2004          $ 4.52            4.15%         $ 10,805            1.18%               1.51%             (0.83)%           382.08%
2003          $ 4.34           91.19%         $ 13,468            1.16%               1.99%             (0.95)%           451.37%
2002          $ 2.27          (31.00)%        $  3,198            0.98%               2.04%             (0.92)%           754.09%
2001  (3)     $ 3.29          (73.72)%        $  6,144            1.28%               3.13%             (1.04)%           758.98%

+   Returns are for the period indicated and have not been annualized.
++  Inclusive of fees paid indirectly, waivers and/or reimbursements.
+++ Excludes effect of in-kind transfers and mergers.
(1) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
(2) Commenced operations on March 4, 2002. All ratios for the period have been annualized.
(3) On May 18, 2001, the Board of Trustees of Turner Funds approved resolutions to change the name of the B2B E-Commerce Fund to the Turner New Enterprise Fund and to change a non-fundamental investment policy of the Fund to be consistent with the Turner New Enterprise Fund's investment objectives.
(4) Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66 & 67 TURNER FUNDS 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
September 30, 2005


1.  ORGANIZATION:

Turner Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with ten active portfolios as of September 30, 2005. The financial statements included herein are those of the Turner Large Cap Growth Fund (the "Large Cap Growth Fund"), the Turner Core Growth Fund (the "Core Growth Fund"), the Turner Strategic Growth Fund (the "Strategic Growth Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), the Turner Micro Cap Growth Fund (the "Micro Cap Growth Fund"), the Turner Small Cap Equity Fund, (the "Small Cap Equity Fund"), the Turner Technology Fund (the "Technology Fund"), the Turner Concentrated Growth Fund (the "Concentrated Growth Fund") and the Turner New Enterprise Fund (the "New Enterprise Fund"), each a "Fund" and collectively the "Funds."

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Large Cap Growth Fund, the Strategic Growth Fund and the Concentrated Growth Fund, each of which are non-diversified.

The Funds are registered to offer different classes of shares: Class I Shares, Class II Shares, or both. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

Effective February 25, 2005, the Constellation TIP Core Growth Fund reorganized with and into a newly-created series of the Turner Funds, the Turner Core Growth Fund. Prior to the reorganization, the Constellation TIP Tax Managed U.S. Equity Fund changed its name to the Constellation TIP Core Growth Fund. It also changed the Fund's non-fundamental investment objective from seeking long-term capital appreciation while attempting to minimize the impact of taxes on returns earned by shareholders to seeking long-term capital appreciation. Each shareholder received a number of shares of the Turner Core Growth Fund, Class I Shares, equal in dollar value and in the number of shares of the Constellation TIP Core Growth Fund.

The Turner Core Growth Fund's Statement of Operations and Statements of Changes include activity of the Constellation TIP Core Growth Fund prior to the reorganization on February 25, 2005.

As of September 30, 2005, the Turner International Opportunities Fund and the Turner International Discovery Fund are also registered as diversified portfolios of the Trust, but have not yet commenced operations.

The Micro Cap Growth, Small Cap Growth and Small Cap Equity Funds were closed to new investors on March 7, 2000, July 31, 2004 and May 1, 2005, respectively.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

   USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION--Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

   Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

   SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

   EXPENSES--Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets. Other common expenses of the Trust are allocated among the Funds on the basis of relative daily net assets.

   68 TURNER FUNDS 2005 ANNUAL REPORT

   CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

   DIVIDENDS AND DISTRIBUTIONS--The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and trustees of the Trust are also officers of Turner Investment Partners, Inc. ("Turner") or SEI Investments ("SEI"). With the exception of the Trust's Chief Compliance Officer, such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

Constellation Investment Distribution Company, Inc. (the "Distributor") provides distribution services and shareholder servicing to the Funds under separate Distribution and Shareholder Servicing Agreements.

4. ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:

Turner provides administrative services to the Funds under an Administration Agreement with the Trust. For its services, Turner receives an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. Under a separate Sub-Administration Agreement between Turner and SEI, SEI provides sub-administrative services to the Trust. For the year ended September 30, 2005, SEI was paid $769,641 by Turner.

The Core Growth, Midcap Growth, and Small Cap Equity Funds have adopted a Distribution and Shareholder Service Plan for their Class II Shares (the "Class II Plan"). Under the Class II Plan, a Plan adopted with respect to distribution fees only, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Distributor is entitled to receive aggregate fees not exceeding 0.75% of each Fund's Class II Shares' average daily net assets in return for providing a broad range of distribution services. Currently, the Distributor receives aggregate distribution fees of 0.25% of the Midcap Growth and the Small Cap Equity Funds' Class II Shares' average daily net assets. In addition, under the Class II Plan, aggregate fees not exceeding 0.25% of the Midcap Growth and the Core Growth Funds' Class II Shares' average daily net assets are paid to servicing agents in return for providing a broad range of shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The following Funds reimbursed Turner for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds during the year ended September 30, 2005:

                                                   AMOUNT
                                               --------------
Large Cap Growth Fund                          $    86,282
Core Growth Fund                                     6,148
Strategic Growth Fund                                4,718
MidCap Growth Fund                               1,387,321
Small Cap Growth Fund                              337,598
Micro Cap Growth Fund                              646,413
Small Cap Equity Fund                               42,336
Technology Fund                                     16,921
Concentrated Growth Fund                            26,338
New Enterprise Fund                                 16,423

5. INVESTMENT ADVISORY AGREEMENT:

The Trust and Turner are parties to an Investment Advisory Agreement dated April 28, 1996 under which Turner receives a fee, that is calculated daily and paid monthly, based on the average daily net assets of certain Funds. Pursuant to an Advisory Agreement dated February 28, 2002, Turner Investment Management, LLC, an affiliate of Turner serves as the investment adviser for the Small Cap Equity Fund.

For its services, Turner and Turner Investment Management, LLC receive annual fees, which are calculated daily and paid monthly, based on average daily net assets. Turner and Turner Investment Management, LLC have agreed to waive all or a portion of their fees and to reimburse expenses in order to limit operating expenses to a specified percentage of the average daily net assets of certain Funds on an annualized basis. These waivers and reimbursements may be terminated at any time. Accordingly, the advisory fee and expense caps for certain Funds are as follows:
                          ADVISORY FEES  TOTAL EXPENSE CAP
                          -------------  -----------------
Large Cap Growth Fund         0.60%            0.75%
Core Growth Fund              0.75             0.59(1),(4)
Strategic Growth Fund         0.75             1.25(3)
Midcap Growth Fund            0.75             1.25(1)
Small Cap Growth Fund         1.00             1.25
Micro Cap Growth Fund         1.00             1.40
Small Cap Equity Fund(2)      0.95             1.45

(1) REPRESENTS MAXIMUM EXPENSE CAP FOR CLASS I SHARES WHERE FUNDS OFFER BOTH CLASS I SHARES AND CLASS II SHARES.
(2) TURNER INVESTMENT MANAGEMENT, LLC ("TIM") HAD CONTRACTUALLY AGREED TO REDUCE THE ADVISORY FEE BY 0.10% FROM 0.95% TO 0.85% THROUGH JANUARY 31, 2005. IN ADDITION, TIM HAS ALSO AGREED TO KEEP "OTHER" EXPENSES FROM EXCEEDING 0.25% THROUGH JANUARY 31, 2006.
(3) TURNER INVESTMENT PARTNERS, INC. HAS CONTRACTUALLY AGREED TO WAIVE FUND EXPENSES TO KEEP THE FUND'S NET TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2006.
(4) PRIOR TO THE REORGANIZATION OF THE CONSTELLATION TIP CORE GROWTH FUND ON FEBRUARY 25, 2005, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.25%.

                                              TURNER FUNDS 2005 ANNUAL REPORT 69

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


For the remaining Funds, the advisory fee is comprised of a base fee and a performance adjustment that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund's performance benchmark. Effective April 1, 2005, the Fund's base fee (1.10% for all Funds) is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Prior to April 1, 2005, the Fund's advisory fee was accrued daily based on the lowest advisory fee rate (0.70% for all Funds) and adjusted at month end for relative performance.

The performance adjustment is calculated and paid monthly by comparing the Fund's performance to that of the Fund's performance benchmark over the current month plus the previous 11 months (the "performance period"). The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Fund's base fee.

In cases where the advisory fee is comprised of a base fee and a performance adjustment, Turner has voluntarily agreed to waive all or a portion of their fees and to reimburse expenses in order to keep such Fund's "other expenses" (excluding distribution fees) from exceeding a specified percentage of the average daily net assets of the Fund on an annualized basis. Accordingly, the base advisory fee, annual adjustment rate, over/under performance relative to the benchmark threshold, and other expense cap are as follows:

                          BASE      ANNUAL                         OTHER
                        ADVISORY  ADJUSTMENT    BENCHMARK        EXPENSES
                           FEE       RATE      THRESHOLD(1)        CAP
                         ------     -------  ----------------    --------
Technology Fund           1.10%    +/-0.40%     +/-2.00%          0.50%
Concentrated Growth Fund  1.10     +/-0.40      +/-2.50           0.25
New Enterprise Fund       1.10     +/-0.40      +/-2.50           0.25

(1) SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION REGARDING THE FUNDS' PERFORMANCE BENCHMARK.

During the year ended September 30, 2005, the Funds' advisory fees, before waivers, were adjusted in accordance with the policy described above:

                             BASE                  NET ADVISER
                            ADVISER  PERFORMANCE   FEE BEFORE
                              FEE    ADJUSTMENT      WAIVERS
                            -------  ----------     --------
Technology Fund           $139,265  $ (21,390)      $117,875
Concentrated Growth Fund   324,835    (13,819)       311,016
New Enterprise Fund        107,358     17,966        125,324

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 2005, were as follows
(000):

                                   PURCHASES         SALES
                                 -------------  -------------
Large Cap Growth Fund             $   87,843     $  117,691
Core Growth Fund                      50,800         19,433
Strategic Growth Fund                 15,249         13,621
Midcap Growth Fund                 1,417,430      1,548,525
Small Cap Growth Fund                370,584        382,359
Micro Cap Growth Fund                281,463        296,381
Small Cap Equity Fund                113,201         82,759
Technology Fund                       23,187         28,959
Concentrated Growth Fund             112,063        128,155
New Enterprise Fund                   24,957         29,726

7. FEDERAL TAX POLICIES AND INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of dividends and distributions from net investment income and net realized capital gains, if any, are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales and net operating losses. The character of dividends and distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

70 TURNER FUNDS 2005 ANNUAL REPORT

Accordingly, the following permanent differences have been reclassified to/from the following accounts during the fiscal year ended September 30, 2005 (000):

                                    UNDISTRIBUTED             ACCUMULATED
                                   NET INVESTMENT            NET REALIZED            PAID-IN-
                                       INCOME                    GAIN                 CAPITAL
                                 -----------------          ---------------       ------------
Strategic Growth Fund                $     44                $      --             $     (44)
Midcap Growth Fund                      7,305                       --                (7,305)
Small Cap Growth Fund                   2,248                       --                (2,248)
Micro Cap Growth Fund                   3,898                   (3,898)                   --
Small Cap Equity Fund                     342                       --                  (342)
Technology Fund                           167                       --                  (167)
Concentrated Growth Fund                  195                       --                  (195)
New Enterprise Fund                       128                       --                  (128)

These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended September 30, 2005 and September 30, 2004 were as follows (000):

                                      ORDINARY                 LONG-TERM            RETURN OF
                                       INCOME                CAPITAL GAIN            CAPITAL                  TOTAL
                                    -----------            ---------------        -------------        --------------
Large Cap Growth Fund
       2005                          $    53                  $    --                   $--             $       53
       2004                               87                       --                    --                     87
Micro Cap Growth Fund
       2005                            7,955                   40,633                    --                 48,588
       2004                              330                    6,184                    --                  6,514
Small Cap Equity Fund
       2005                               --                       --                    --                     --
       2004                            1,006                      310                    51                  1,367

As of September 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

                                                                                                                 TOTAL
                                                                                                             DISTRIBUTABLE
                              UNDISTRIBUTED   UNDISTRIBUTED       CAPITAL        POST-       UNREALIZED        EARNINGS
                                ORDINARY        LONG-TERM          LOSS         OCTOBER     APPRECIATION     (ACCUMULATED
                                 INCOME       CAPITAL GAIN     CARRYFORWARD     LOSSES     (DEPRECIATION)       LOSSES)
                             --------------  --------------   -------------     -------    --------------   ---------------
Large Cap Growth Fund        $     82        $      --        $  (23,756)       $ --       $   7,360         $  (16,314)
Core Growth Fund                   65               --            (1,576)         --           3,896              2,385
Strategic Growth Fund              --               --           (13,046)         --           1,067            (11,979)
Midcap Growth Fund                 --               --          (494,561)         --         199,593           (294,968)
Small Cap Growth Fund              --               --          (132,053)         --          46,450            (85,603)
Micro Cap Growth Fund           8,774           20,019                 --         --         136,797            165,590
Small Cap Equity Fund              --               --              (209)        (10)          8,738              8,519
Technology Fund                    --               --          (129,813)         --           2,474           (127,339)
Concentrated Growth Fund           --               --          (156,452)        (81)          3,325           (153,208)
New Enterprise Fund                --               --            (8,630)         --           1,823             (6,807)

Post-October losses represent losses realized on investment transactions from November 1, 2004 through September 30, 2005 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.


                                              TURNER FUNDS 2005 ANNUAL REPORT 71

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


At September 30, 2005, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates
(000):

                                                                      EXPIRING SEPTEMBER 30,
                             -------------------------------------------------------------------------------------------------------
                                   2009                2010                 2011                2013               TOTAL
                             ----------------   ------------------   ------------------  ------------------ ------------------
Large Cap Growth Fund           $    --           $    8,618           $  15,138               $  --            $23,756
Core Growth Fund                     --                   --               1,576                  --              1,576
Strategic Growth Fund             1,508                8,526               3,012                  --             13,046
Midcap Growth Fund                   --              365,062             129,499                  --            494,561
Small Cap Growth Fund                --              106,059              25,994                  --            132,053
Small Cap Equity Fund                --                   --                  --                 209                209
Technology Fund                  13,243              108,584               7,986                  --            129,813
Concentrated Growth Fund         11,073              132,529              12,850                  --            156,452
New Enterprise Fund                 815                7,183                 385                 247              8,630

During the year ended September 30, 2005, the Large Cap Growth Fund, Core Growth Fund, Strategic Growth Fund, Midcap Growth Fund, Small Cap Growth Fund, Technology Fund, and Concentrated Growth Fund utilized capital loss carryforwards of $6,776,047, $419,358, $344,483, $116,510,771, $21,241,133,
$748,146, and $893,945, respectively, to offset capital gains.

At September 30, 2005, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the securities held by the Funds were as follows (000):

                                                                                            NET
                                       FEDERAL       UNREALIZED        UNREALIZED        UNREALIZED
                                       TAX COST     APPRECIATION      DEPRECIATION      APPRECIATION
                                    -----------     ------------      ------------      ------------
Large Cap Growth Fund               $  37,188       $   7,852           $  (492)        $   7,360
Core Growth Fund                       37,278           4,343              (447)            3,896
Strategic Growth Fund                   6,353           1,165               (98)            1,067
Midcap Growth Fund                    871,257         208,680            (9,087)          199,593
Small Cap Growth Fund                 255,484          50,430            (3,980)           46,450
Micro Cap Growth Fund                 539,754         143,241            (6,444)          136,797
Small Cap Equity Fund                  58,451           9,447              (709)            8,738
Technology Fund                        10,747           2,537               (63)            2,474
Concentrated Growth Fund               31,125           3,781              (456)            3,325
New Enterprise Fund                     8,240           1,846               (23)            1,823

8. CONCENTRATIONS/RISKS:

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9. LOANS OF PORTFOLIO SECURITIES:

The Funds may lend securities in their portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Quality Portfolio, a pooled investment fund. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds receive an annual fee for their participation in the Lending Agreement based on projected lending activity.

In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.

10. IN-KIND TRANSFER OF SECURITIES:

On June 24, 2004, the shareholders of the Small Cap Equity Fund redeemed 2,313,555 shares of beneficial interest in exchange for portfolio assets. The securities were transferred at their current value of $28,634,186 on the date of the transaction with a gain of $3,104,328.

72 TURNER FUNDS 2005 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


THE BOARD OF TRUSTEES AND SHAREHOLDERS
TURNER FUNDS:

We have audited the accompanying statements of net assets of the Turner Small Cap Equity Fund, Turner Strategic Growth Fund, Turner New Enterprise Fund, Turner Concentrated Growth Fund, Turner Technology Fund, Turner Large Cap Growth Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, nine of the funds constituting the Turner Funds, as of September 30, 2005, and the related statements of operations, statements of changes in net assets and the financial highlights for the year ended September 30, 2005. We have also audited the accompanying statement of net assets of the Turner Core Growth Fund, one of the funds constituting the Turner Funds as of September 30, 2005, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the years in the two-year period ended September 30, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the Turner Small Cap Equity Fund, Turner Strategic Growth Fund, Turner New Enterprise Fund, Turner Concentrated Growth Fund, Turner Technology Fund, Turner Large Cap Growth Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund for the years or periods ended September 30, 2004 and prior, and the financial highlights of the Turner Core Growth Fund for the years or periods ended September 30, 2003 and prior, were audited by other auditors. Those auditors expressed unqualified opinions on those financial statements and financial highlights in their reports dated November 3, 2004 and November 13, 2003, respectively.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Turner Funds as of September 30, 2005, the results of their operations, changes in their net assets, and their financial highlights for the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.


                                  /S/ KPMG LLP

Philadelphia, Pennsylvania
November 18, 2005

                                              TURNER FUNDS 2005 ANNUAL REPORT 73

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING
THE ADVISORY AGREEMENT                                               (Unaudited)
--------------------------------------------------------------------------------

On November 19, 2004, the Board of Trustees had met to decide whether to approve the investment advisory agreement (the "Advisory Agreement") with respect to the Core Growth Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from Turner Investment Partners, Inc. (the "Adviser"), including, among other things: (1) the performance of the Constellation TIP Tax Managed U.S. Equity Fund (which was proposed to be reorganized into the newly formed Core Growth Fund) (the "Predecessor Fund") over 1, 3, 6 and 9 months and one, two, three and five year periods ended September 30, 2004 compared to the Predecessor Fund's benchmarks; (2) the contractual and actual compensation proposed to be paid under the Advisory Agreement as compared to the compensation paid to relevant peer groups; and (3) the proposed expense ratio of the Fund, with expense waivers, as compared to expense ratios for relevant peer groups. At the meeting, representatives from the Adviser presented additional oral and written information to the Trustees to help them evaluate the Adviser's fees and other aspects of their Advisory Agreement. The Trustees discussed the written materials that they received before the meeting and the Adviser's oral presentation and other information that the Trustees received at the meeting, and deliberated on the approval of the Adviser's Advisory Agreement in light of this information. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that the compensation payable to the Adviser pursuant to the Advisory Agreement with respect to the Core Growth Fund was fair and equitable; and (b) agreed to approve the Advisory Agreement for the Core Growth Fund.

On February 18, 2005, the Board held a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requested and reviewed a wide variety of information from the Adviser and Turner Investment Management LLC (each an "Adviser" and together the "Advisers").

The materials described, among other things: (1) the nature, extent and quality of the services provided by the Adviser; (2) the performance of the Funds over 1, 3, 6 and 9 months and one, two, three and five year periods ended December 31, 2004 compared to the Funds' benchmarks and versus each Fund's respective peer group for the one- and three-year periods ended September 30, 2004; (3) the contractual and actual compensation to be paid under the Advisory Agreements as compared to the compensation paid to relevant peer groups, and the contractual advisory fees versus internally determined peer groups; (4) the expense ratios of the Funds, with expense waivers, as compared to expense ratios for relevant peer groups; (5) the qualifications of the Adviser's personnel, portfolio management capabilities and investment methodologies; (6) the Adviser's operations, compliance program and policies; (7) the financial condition of the Adviser; (8) the cost of services to be provided by the Adviser and the Adviser's profitability from each Fund for the year ended September 30, 2004;
(9) "fall-out" benefits to the Adviser and its affiliates from the relationship with the Funds; and (10) the extent to which economies of scale are relevant given the Funds' current asset size and current asset growth potential. At the meeting, representatives from the Advisers presented additional oral and written information to the Trustees to help them evaluate the Advisers' fees and other aspects of their Advisory Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees discussed the written materials that they received before the meeting and the Advisers' oral presentation and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisers' Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The independent Trustees, in executive session, reached the following conclusions, among others, regarding the Advisers and the Advisory Agreements: the performance of the Funds was generally competitive (in some cases performance was higher than the median and in others it was lower); the gross and net advisory fees were generally competitive (in some cases they were above the median and in other cases they were below the median); and the gross and net total expense ratios of the Funds were generally competitive (while in some cases the gross total expense ratio was higher than the median, the net total expense ratios of all of the Funds were below their respective medians). The independent Trustees also concluded that: they were satisfied with the quality of services provided by the Adviser in advising the Funds; the profits earned by the Adviser seemed reasonable in light of the nature, extent and quality of the services provided to each Fund; and that each Fund was not large enough to attain significant economies of scale.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisers' Advisory Agreements were fair and reasonable; (b) concluded that the Advisers' fees are reasonable in light of the services that they provide to the Funds; and (c) agreed to renew the Advisory Agreements for another year.

74 TURNER FUNDS 2005 ANNUAL REPORT

NOTICE TO SHAREHOLDERS                                               (Unaudited)
--------------------------------------------------------------------------------


For shareholders that do not have a September 30th, 2005 tax year end, this notice is for informational purposes only. For shareholders with a September 30th, 2005 year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended September 30th, 2005, each portfolio is designating the following items with regard to distributions paid during the year.

                                                                                             DIVIDENDS
                                                LONG                                        QUALIFYING
                                                TERM                                            FOR
                                             (15% RATE)                                      CORPORATE
                                               CAPITAL        ORDINARY                       DIVIDENDS    QUALIFYING
                                                GAIN           INCOME           TOTAL       RECEIVABLE     DIVIDENDS
                                            DISTRIBUTION    DISTRIBUTIONS   DISTRIBUTIONS  DEDUCTION(1)    INCOME(2)
                                           --------------  --------------  --------------  -------------   ---------
Turner Large Cap Growth Fund                    0.00%         100.00%          100.00%       100.00%       100.00%
Turner Core Growth Fund                         0.00%           0.00%            0.00%         0.00%         0.00%
Turner Strategic Growth Fund                    0.00%           0.00%            0.00%         0.00%         0.00%
Turner MidCap Growth Fund                       0.00%           0.00%            0.00%         0.00%         0.00%
Turner Small Cap Growth Fund                    0.00%           0.00%            0.00%         0.00%         0.00%
Turner Micro Cap Growth Fund                   83.63%          16.37%          100.00%         9.77%         9.48%
Turner Small Cap Equity Fund                    0.00%           0.00%            0.00%         0.00%         0.00%
Turner Technology Fund                          0.00%           0.00%            0.00%         0.00%         0.00%
Turner Concentrated Growth Fund                 0.00%           0.00%            0.00%         0.00%         0.00%
Turner New Enterprise Fund                      0.00%           0.00%            0.00%         0.00%         0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distribuions". It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

The information reported herein may differ from the information and distributions taxable to the Shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

                                              TURNER FUNDS 2005 ANNUAL REPORT 75

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

                                                                                                 NUMBER OF
                             POSITION      TERM OF OFFICE                                      PORTFOLIOS IN         OTHER
                             HELD WITH       AND LENGTH       PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN    DIRECTORSHIPS
 NAME, ADDRESS, AND AGE      THE FUND     OF TIME SERVED(2)     DURING PAST 5 YEARS             BY TRUSTEE           HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Turner            Trustee      Trustee             Chairman and Chief Investment          10          Bradley University,
 1205 Westlakes Drive                     since 1996          Officer of Turner since 1990.                      The Crossroads
 Suite 100                                                                                                       School
 Berwyn, PA 19312
 (49)
------------------------------------------------------------------------------------------------------------------------------------
 *Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner Investment Partners, Inc.
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES(1)
------------------------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato            Trustee      Trustee             Associate Vice President and           10          Trustee,
 (47)                                     since 1996          Treasurer, Thomas Jefferson                        Constellation
                                                              University since 2003,                             Funds
                                                              Treasurer since 1995.
------------------------------------------------------------------------------------------------------------------------------------
 Janet F. Sansone            Trustee      Trustee             Self-employed. Consultant since        10          Trustee,
 (60)                                     since 1997          1999. Senior Vice President of Human               Constellation
                                                              Resources of Frontier Corporation                  Funds
                                                              (telecommunications company),
                                                              (1993-1999).
------------------------------------------------------------------------------------------------------------------------------------
 Dr. John T. Wholihan        Trustee      Trustee             Professor and Dean,                    10          N/A
 (67)                                     since 1996          Loyola Marymount
                                                              University, since 1984.
                                                              Director, TDK Mediactive.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Trala, Jr.        President    President           Chief Operating Officer                N/A         N/A
 1205 Westlakes Drive                     since 2004          of Turner since 2004
 Suite 100                                                    and Chief Financial
 Berwyn, PA 19312                                             Officer since 1995.
 (38)
------------------------------------------------------------------------------------------------------------------------------------
 Michael Lawson              Controller   Controller          Director, SEI Investments since        N/A         N/A
 SEI Investments,            and Chief    and Chief           July 2005. Manager, SEI Investments
 One Freedom                 Financial    Financial           from April 1995 to February 1998
 Valley Drive                Officer      Officer             and November 1998 to July 2005.
 Oaks, PA 19456                           since 2005
 (45)
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice         Vice                Vice President and Assistant           N/A         N/A
 SEI Investments,            President    President           Secretary of SEI Investments
 One Freedom                 and          and                 since December 1999.
 Valley Drive                Assistant    Assistant           Associate at Dechert Price &
 Oaks, PA 19456              Secretary    Secretary           Rhoads (1997-1999).
 (37)                                     since 2000          Associate at Richter,
                                                              Miller & Finn (1994-1997).
------------------------------------------------------------------------------------------------------------------------------------
 Brian McNally               Vice         Vice                Chief Legal and Compliance             N/A         N/A
 1205 Westlakes Drive        President,   President           Officer of Turner Investment
 Suite 100                   Chief        since 2002          Partners, Inc. Previously
 Berwyn, PA 19312            Compliance   Chief               Assistant General Counsel
 (47)                        Officer and  Compliance          with Bank of America
                             Secretary    Officer and         (September 1997-July 2002).
                                          Secretary
                                          since 2004
------------------------------------------------------------------------------------------------------------------------------------
 Steve Coburn                Vice         Vice                Mutual Fund Administration             N/A         N/A
 1205 Westlakes Drive        President    President           Coordinator of Turner
 Suite 100                   and          and                 Investment Partners, Inc.
 Berwyn, PA 19312            Assistant    Assistant           since June 2002.
 (27)                        Secretary    Secretary
                                          since 2004
------------------------------------------------------------------------------------------------------------------------------------

(1) Each non interested trustee may be contacted by writing to the trustee, c/o Turner Funds 1205 Westlakes Drive Suite 100 Berwyn, PA 19312 Attn: Brian F. McNally

(2) Each trustee serves until his/her respective successor has been duly elected and qualified. Each officer serves a 1 year term.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-224-6312.

76 TURNER FUNDS 2005 ANNUAL REPORT

DISCLOSURE OF FUND EXPENSES                                          (Unaudited)
--------------------------------------------------------------------------------


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, distribution (12b-1) and/or shareholder services and other expenses. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from the Fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period".

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It provides information about hypothetical account values and expenses based on a Fund's actual expense ratio (column 3) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This section is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period.

                         BEGINNING   ENDING                 EXPENSES
                          ACCOUNT    ACCOUNT    ANNUALIZED    PAID
                           VALUE      VALUE      EXPENSE     DURING
                          4/01/05    9/30/05     RATIOS      PERIOD*
--------------------------------------------------------------------------------
Turner Large Cap Growth Fund
--------------------------------------------------------------------------------
   Actual Fund Return   $1,000.00   $1,077.70     0.75%       $3.91
   Hypothetical 5%
     Return              1,000.00    1,021.31     0.75         3.80
--------------------------------------------------------------------------------
Turner Core Growth Fund Class I Shares
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,131.50     0.59         3.15
   Hypothetical 5%
     Return              1,000.00    1,022.11     0.59         2.99
--------------------------------------------------------------------------------
Turner Core Growth Fund Class II Shares
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,033.10     0.83         1.41
   Hypothetical 5%
     Return              1,000.00    1,020.91     0.83         1.40
--------------------------------------------------------------------------------
Turner Strategic Growth Fund
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,094.70     1.25         6.56
   Hypothetical 5%
     Return              1,000.00    1,018.80     1.25         6.33
--------------------------------------------------------------------------------
Turner Midcap Growth Fund Class I Shares
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,108.40     1.20         6.34
   Hypothetical 5%
     Return              1,000.00    1,019.05     1.20         6.07
--------------------------------------------------------------------------------
Turner Midcap Growth Fund Class II Shares
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,105.90     1.70         8.97
   Hypothetical 5%
     Return              1,000.00    1,016.55     1.70         8.59
--------------------------------------------------------------------------------

                        BEGINNING    ENDING                 EXPENSES
                          ACCOUNT    ACCOUNT   ANNUALIZED     PAID
                           VALUE      VALUE      EXPENSE     DURING
                          4/01/05    9/30/05     RATIOS      PERIOD*
--------------------------------------------------------------------------------
Turner Small Cap Growth Fund
--------------------------------------------------------------------------------
   Actual Fund Return   $1,000.00   $1,110.70     1.25%       $6.61
   Hypothetical 5%
     Return              1,000.00    1,018.80     1.25         6.33
--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,127.40     1.40         7.47
   Hypothetical 5%
     Return              1,000.00    1,018.05     1.40         7.08
--------------------------------------------------------------------------------
Turner Small Cap Equity Fund
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,078.60     1.45         7.56
   Hypothetical 5%
     Return              1,000.00    1,017.80     1.45         7.33
--------------------------------------------------------------------------------
Turner Technology Fund
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,128.40     1.28         6.83
   Hypothetical 5%
     Return              1,000.00    1,018.65     1.28         6.48
--------------------------------------------------------------------------------
Turner Concentrated Growth Fund
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,160.10     1.25         6.77
   Hypothetical 5%
     Return              1,000.00    1,018.80     1.25         6.33
--------------------------------------------------------------------------------
Turner New Enterprise Fund
--------------------------------------------------------------------------------
   Actual Fund Return    1,000.00    1,162.70     1.62         8.78
   Hypothetical 5%
     Return              1,000.00    1,016.95     1.62         8.19
--------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period from 4/1/05 - 9/30/05)

                                              TURNER FUNDS 2005 ANNUAL REPORT 77

                     THIS PAGE WAS INTENTIONALLY LEFT BLANK

78 TURNER FUNDS 2005 ANNUAL REPORT

                     THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                              TURNER FUNDS 2005 ANNUAL REPORT 79

TURNER FUNDS


TURNER FUNDS TRUSTEES

ALFRED C. SALVATO
Treasurer
Thomas Jefferson University Health Care Pension Fund

JANET F. SANSONE
Consultant

ROBERT E. TURNER
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.

DR. JOHN T. WHOLIHAN
Professor and Dean, College of Business
Loyola Marymount University


INVESTMENT ADVISERS
TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT, LLC
Berwyn, Pennsylvania

DISTRIBUTOR
CONSTELLATION INVESTMENT DISTRIBUTION
COMPANY, INC.
Berwyn, Pennsylvania

ADMINISTRATOR
TURNER INVESTMENT PARTNERS, INC.
Berwyn, Pennsylvania

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Philadelphia, Pennsylvania

THIS REPORT WAS PREPARED FOR SHAREHOLDERS OF THE TURNER FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A TURNER FUNDS' PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION. ALL TURNER FUNDS ARE OFFERED BY PROSPECTUS ONLY.



The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Board of Trustees of the Turner Funds has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Turner Investment Management, LLC ("TIM") (with respect to the Small Cap Equity Fund only) and to Turner Investment Partners, Inc. (with respect to each other Fund). TIM and Turner Investment Partners, Inc., will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to the SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) via the Funds' website, www.turnerinvestments.com and (ii) on the Commission's website at http://www.sec.gov.

80  TURNER FUNDS 2005 ANNUAL REPORT

[BLANK PAGE]

TURNER
FUNDS

--------------------------------------------

TURNER FUNDS
P.O. Box 219805
Kansas City, MO 64121-9805
Telephone: 1-800-224-6312
Email: mutualfunds@turnerinvestments.com
Web Site: www.turnerinvestments.com

TUR-AR-002-0302